UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602




                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place

                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                     Date of reporting period: June 30, 2003

Item 1.  Reports to Stockholders


The Preferred Group of Mutual Funds  Building Financial Bridges(R)
June 30, 2003

                               [GRAPHIC OMITTED]

                                                              Annual Report 2003

                                                 [LOGO] PREFERRED GROUP(R)

                                                  THE PREFERRED GROUP
                                                    OF MUTUAL FUNDS

The Preferred Group of Mutual Funds  Who We Are  June 30, 2003

The Preferred Group got its start in 1992

That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio with little holdings overlap among funds.

And when it comes to investing for the future, diversification is a great place to start.

                               [GRAPHIC OMITTED]

[LOGO] PREFERRED GROUP(R)

 THE PREFERRED GROUP
   OF MUTUAL FUNDS

 1    Performance Data
 2    Our Message to You
 4    Funds & Investment Objectives
 5    Performance Information & Benchmarks
 6    Investment Reviews
26    Statements of Assets & Liabilities
28    Statements of Operations
30    Statements of Changes in Net Assets
34    Financial Highlights
38    Schedules of Investments
66    Notes to Financial Statements
75    Report of Independent Auditors
76    Trustees & Officers

--------------------------------------------------------------------------------
Performance Data                                              Year Ended 6/30/03
--------------------------------------------------------------------------------

                                Beginning      Ending                                         Income    Capital Gains
                                   NAV           NAV           Total           Current      Dividends   Distributions
Preferred Fund                 (per share)   (per share)      Return*           Yield+     (per share)   (per share)
---------------------------------------------------------------------------------------------------------------------
International Growth              $ 7.88        $ 6.39        (18.91%)             --             --            --

International Value                12.22         11.20         (7.75)++            --         $ 0.05        $ 0.02

Small Cap Growth                    6.22          6.49          4.34               --             --            --

Mid Cap Growth                      7.56          7.85          3.84               --             --            --

Large Cap Growth                   10.04          9.60         (4.29)              --             --            --

Value                              16.89         15.91         (2.21)              --           0.19          0.38

Asset Allocation                   11.09         11.27          2.95               --           0.13            --

Fixed Income                       10.16         10.98         11.94             2.46%          0.34          0.03

S.T. Government Securities          9.96         10.15          5.05             1.20           0.31            --

Money Market+++                     1.00          1.00          1.08             0.36           0.01            --

---------------------------------------------------------------------------------------------------------------------

* Total return includes reinvestment of dividends and capital gains distributions.

+ The yield shown for the Fixed Income and Short-Term Government Securities funds is the 30-day current yield as of June 30, 2003. The yield shown for the Money Market fund is the seven-day current yield as of June 30, 2003.

++ The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through June 30, 2003.

+++ An investment in the Money Market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The seven-day current yield for the Money Market fund more closely reflects the current earnings of the fund than does the total return quotation.

      The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

                                                          www.PreferredGroup.com

2


The Preferred Group of Mutual Funds  Our Message To You  June 30, 2003

Dave Bomberger
President
Caterpillar Investment Management Ltd.

                                 [PHOTO OMITTED]

Dear Fellow Preferred Group Shareholders,

I am pleased to present you with The Preferred Group's annual report for the 12 months ended June 30, 2003. This report provides detailed information on your funds, including fund holdings, financial and performance data, and commentary from each of the subadvisers.

Economic Commentary

As we reported six months ago in our semiannual report, consumer spending and residential home construction continue to prop up the economy. I believe that's good news: Consumer spending is the power behind the economy, and low mortgage rates continued to pump new money into the economy as our fiscal year ended.

However, consumer debt levels have risen along with the availability of credit, and major capital expenditures by business, something analysts have anticipated for three years, have yet to reappear. Business, in general, has been reluctant to spend on new capacity given the sluggish economy and general lack of pricing power. The Federal Reserve, concerned about the potential for deflation, recently dropped the fed funds rate to 1.0%, the lowest in over four decades. As of June 30, 2003, unemployment remains higher than it was three years ago, though it should be noted that the unemployment rate is still hovering just above 6%, what some experts used to consider the "full employment" rate in the 1980s.

What's changed from six months ago? Plenty. For one, large-scale military action in Iraq began and ended, and problems with North Korea, while certainly not over, have not escalated into a "hot" conflict.

While the U.S. was considering the deployment of troops to war-torn Liberia at the end of our fiscal year, I believe the stock markets, in general, were more concerned with corporate earnings than conflict.

Market Commentary

Another big change during the spring of 2003 was federal legislation reducing taxes on capital gains and dividends, which I believe spurred more companies to consider introducing or boosting their dividend payouts. Even so, some of the biggest gainers in the stock market through the end of the year were--roll the tape back to 1999--tech companies that were light on earnings and non-starters on dividends.

One year ago, the press was covering the largest bond defaults in history and several notable failures of corporate governance. However, since March 2003, the focus has shifted to the opportunities and challenges of investing, perhaps not surprisingly given 1) double-digit gains in the NASDAQ, Dow Industrials and S&P 500 since October 2002 and 2) historically low interest rates, which in addition to making capital easier to access, have raised the risk of price declines in bonds and bond mutual funds should interest rates quickly reverse direction.

During the 12 months ended June 30, 2003, the S&P 500 Index, a common measure of large-cap stocks, gained 0.25%, while the Russell 2000 Index, which measures small-cap stocks, declined 1.64% and the MSCI EAFE Index, which measures international stocks, dropped 6.06%. However, during the past six months, the stock market has posted positive performance across most styles and capitalizations. The S&P 500, for instance, gained 11.76%, the Russell 2000 jumped 17.88%, and the MSCI EAFE gained 9.85%. The story was reversed for the Lehman Brothers Aggregate Index, a common measure for the general bond market, which gained 10.40% over the past 12 months, but just 3.93% since January.

Preferred Group Highlights

During the past 12 months, we selected new subadvisers for two Preferred Group funds.

Western Asset Management took over the portfolio of the Preferred Fixed Income Fund on November 1, 2002, replacing J.P. Morgan Investment Management, and Pacific Financial Research and MFS Institutional Advisors assumed co-subadvisory responsibilities for the Preferred Value Fund, replacing Oppenheimer Capital, on January 1, 2003.

We recognize that The Preferred Group of Mutual Funds is truly a mutual effort, dependent on your support as well as the skill of the portfolio managers. We appreciate your confidence in us as we monitor and review the progress of the funds.

Sincerely,


/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

4


The Preferred Group of Mutual Funds  Funds & Investment Objectives
June 30, 2003

--------------------------------------------------------------------------------
Funds & Investment Objectives
--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

--------------------------------------------------------------------------------

Performance Information --------------------------------------------------------

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual percentage change and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year. For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, June 30, 2003. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

The "$10,000 Investment Since Inception" illustrates the value of your investment as of June 30, 2003, had you invested $10,000 when the fund started.

Benchmarks ---------------------------------------------------------------------

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Benchmarks
--------------------------------------------------------------------------------

Preferred International Growth Fund                 MSCI EAFE Index
-----------------------------------------------------------------------------------------
Preferred International Value Fund                  MSCI EAFE Index
-----------------------------------------------------------------------------------------
Preferred Small Cap Growth Fund                     Russell 2000 Growth Index
-----------------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund                       Russell Midcap Growth Index
-----------------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                     S&P 500 Index
-----------------------------------------------------------------------------------------
Preferred Value Fund                                S&P 500 Index
-----------------------------------------------------------------------------------------
Preferred Asset Allocation Fund                     65/30/5 Benchmark*
                                                    S&P 500 Index
-----------------------------------------------------------------------------------------
Preferred Fixed Income Fund                         Lehman Brothers Aggregate Index
                                                    Salomon Bros. BIG Index
-----------------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund     Merrill Lynch 1-3 Year Treasury Index
-----------------------------------------------------------------------------------------
Preferred Money Market Fund                         Money Fund Report Average/All Taxable
-----------------------------------------------------------------------------------------

* Blended benchmark consisting of 65% - S&P 500 Index; 30% - Lehman Brothers Long-Term Treasury Index; and 5% - 90-Day Treasury Bills.

                                                          www.PreferredGroup.com

6


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

David F. Marvin, CFA
Chairman, Chief Executive Officer,
Director, Portfolio Manager
Marvin & Palmer Associates, Inc.

Last Five Years' Experience: Portfolio Manager at Marvin & Palmer Associates, Inc. David has managed the Preferred International Growth Fund since its inception on April 2, 2001.

                                 [PHOTO OMITTED]

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Economic Commentary

For the 12 months ended June 30, 2003, the Preferred International Growth Fund declined 18.91%, versus a 6.06% decline in the MSCI EAFE Index. Since its inception on April 2, 2001, the fund has declined at an annual average rate of 18.07%, versus a 7.19% decline in the benchmark.

A weak economic environment acted as a catalyst for one of the most dynamic bond rallies in history, which competed for assets that otherwise might have been destined for equity markets. We believe the risk appetite of investors was very low, which resulted in better relative performance for value and smaller capitalization stocks. Political and monetary authorities have become extremely aggressive globally in their fight against deflation and economic malaise by cutting interest rates and, more recently, in their use of fiscal stimulus.

Few equity markets showed positive returns in local currency terms, but a weak U.S. dollar helped several others post gains. In U.S. dollar terms, the best performing countries included New Zealand (+36.1%), Austria (+18.5%), Spain (+18.5%) and Australia (+14.2%). The weakest included the Netherlands (-20.8%), Germany (-14.9%), Japan (-14.6%) and Hong Kong (-10.8%).

The most significant influences on fund performance were probably two large rallies that occurred in Europe during October to November 2002 and April to May 2003. Our underweighting in Europe, due to our anticipation of slow growth and structural impediments to growth, penalized performance as markets rose and currencies appreciated. More importantly, the rallies focused on low-priced, low-quality stocks, that is, the stocks that had been beaten up the most. Our process focuses on stocks that we believe are high-quality, large capitalization growth stocks, and the environment over the last year has not been conducive to this methodology.

Geographically, we remain underweight Europe. Japan is also an underweight position. Our exposure to emerging markets has been reduced slightly due to the SARS epidemic, but is being rebuilt. We are overweight the Pacific ex-Japan.

On a sector basis, the portfolio is overweight in technology, consumer cyclicals, telecommunications and financials. Underweights include consumer staples, industrials, energy, materials and utilities.

                                              --Marvin & Palmer Associates, Inc.

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                         PAST       PAST         PAST         SINCE
                                        1 YEAR     5 YEARS     10 YEARS     INCEPTION*
--------------------------------------------------------------------------------------
Preferred International Growth Fund    -18.91%       N/A          N/A        -18.07%
--------------------------------------------------------------------------------------
MSCI EAFE Index                         -6.06%       N/A          N/A         -7.19%
--------------------------------------------------------------------------------------

*     April 2, 2001

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                    Preferred International            MSCI EAFE
                                    Growth Fund                        Index
4/2/01                              10000                              10000
6/30/01                             9700                               9876
12/31/01                            8340                               9126
6/30/02                             7880                               9000
12/31/02                            6280                               7697
6/30/03                             6390                               8455

o $6,390    Preferred International Growth Fund
o $8,455    MSCI EAFE Index

                                                          www.PreferredGroup.com

8


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Peter F. Spano, CFA
President: PXS Corp., General Partner
Mercator Asset Management, LP

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at Mercator. Pete has managed the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President: JXC Corp., General Partner
Mercator Asset Management, LP

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at Mercator since 2000. Prior to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Economic Commentary

For the 12 months ended June 30, 2003, the Preferred International Value Fund declined 7.75%, versus a 6.06% decline in the MSCI EAFE Index. Since its inception, the fund has grown at an annual average rate of 6.77% versus a 4.58% return for the benchmark.

Stock returns for the fiscal year were negative; however, equity markets made a significant recovery late in the year. The price moves from the lows of March were exceptional. Double-digit portfolio losses for the fund were reduced to single-digit declines by the end of the fiscal year. Major factors in the rebound included the end of large-scale military actions in Iraq, excess liquidity provided by global monetary authorities and improving investor confidence. In reviewing portfolio performance for the period, several stocks, such as Vodafone (U.K.), Bank of Nova Scotia (Canada), Iberdrola (Spain) and Continental (Germany) did quite well. On the negative side, Imperial Chemical Industries (U.K.), Akzo (Netherlands), Hitachi (Japan) and ING (Netherlands) were very poor performers, but each did rally late in the year.

Mercator continuously monitors its positions to be sure the fund is invested in what it believes to be the best companies. We believe a disciplined approach to stock selection is the key for success in identifying winners and avoiding losers. Over the last 12 months, we have been carefully selling highly priced defensive companies--stocks that by and large performed well. We have been replacing them with what we believe to be very attractively priced stocks that may offer more operating leverage in a more favorable environment.

Quite a number of stocks were sold based on our evaluation of their pricing, fundamentals or outlook. In the banking industry we eliminated several good performers based on high valuation, including National Australia Bank, Banca Popolare di Bergamo (Italy) and UBS (Switzerland). In the United Kingdom, we sold Royal Sun Alliance (insurance) and British Airways--poor performers due to deteriorating fundamentals; as well as highly priced Reckitt Benckiser (household goods) and Rio Tinto (metals/mining) both strong performers. In the steel industry, we sold out of Corus Group (U.K.) and Posco (South Korea) as industry fundamentals deteriorated. In Japan, we exited highly priced real estate companies Oriental Land and Mitsui Fudosan, as well as Matsushita Electric Industrial. Hudson's Bay Company (retail) was eliminated in Canada, as the outlook was fundamentally unattractive.

In Switzerland we bought The Swatch Group and Holcim. In the financial services area, two banks that we believe are high quality were purchased: Lloyd's TSB Group (U.K.) and Sumitomo Trust and Banking (Japan). In Europe, Mercator bought Metro (Germany), ACCOR (France), Saipem (Italy) and Portugal Telecom.

                                                 --Mercator Asset Management, LP

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Value Fund's inception date was July 1, 1992.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred International Value Fund**      -7.75%        1.15%        7.89%        6.77%
------------------------------------------------------------------------------------------
MSCI EAFE Index                           -6.06%       -3.68%        3.09%        4.58%
------------------------------------------------------------------------------------------

*     July 1, 1992

** The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through June 30, 2003.

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                    Preferred International            MSCI EAFE
                                    Value Fund                         Index
7/1/92                              10000                              10000
12/31/92                            8419                               9779
6/30/93                             9623                               12072
12/31/93                            11915                              12999
6/30/94                             12189                              14159
12/31/94                            12305                              14047
6/30/95                             13004                              14433
12/31/95                            13526                              15668
6/30/96                             14787                              16400
12/31/96                            15845                              16664
6/30/97                             18558                              18114
12/31/97                            17007                              16918
6/30/98                             19414                              19742
12/31/98                            18704                              20464
6/30/99                             20806                              21305
12/31/99                            24860                              26049
6/30/00                             23760                              25020
12/31/00                            23691                              22413
6/30/01                             22452                              19108
12/31/01                            20660                              17664
6/30/02                             22283                              17421
12/31/02                            19087                              14898
6/30/03                             20556                              16366

o $20,556   Preferred International Value Fund
o $16,366   MSCI EAFE Index

                                                          www.PreferredGroup.com

10


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

William C. McVail, CFA
(leads an investment committee)
Senior Equity Portfolio Manager
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner. Bill assumed management of the Preferred Small Cap Growth Fund in January 2000.

                                 [PHOTO OMITTED]

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Economic Commentary

For the 12 months ended June 30, 2003, the Preferred Small Cap Growth Fund gained 4.34%, versus a 0.69% gain in the Russell 2000 Growth Index. Since its inception, the fund has declined at an annual average rate of 3.13%, versus an annual average return of 1.64% for the benchmark.

During the period, the stock market at last broke out of its prolonged slump, its worst in modern times. The fund's positive return was generated entirely in the final nine months of the period, from October to June. Before then, we believe a bearish mood had prevailed in which investors drove down stock prices over the following concerns, among others: a lackluster economy, accounting scandals, modest earnings growth, terrorism, geopolitical tensions in the Middle East and above-average stock valuations.

Beginning in October, however, the mood turned positive and stocks began to move up. Among the perceived catalysts driving stocks upward: better-than-expected corporate earnings reports, bargain hunting by investors, interest-rate cuts by the Federal Reserve Board, the end of large-scale military actions in the Iraq war, and the revival of growth stocks.

Indeed, growth stocks did substantially better than value stocks did during the period. Growth stocks generally performed dismally over the past three years. The cumulative margin of underperformance by the growth-stock indexes versus the value indexes was as great as 40 percentage points going into the period. As growth stocks reverted to the mean and improved their relative performance over the past 12 months, the Russell 2000 Growth Index outpaced its value counterpart.

We keep the Preferred Small Cap Growth Fund sector neutral--that is, its sector weightings closely resemble those of the Russell 2000 Growth Index. We do that because we think the practice of overweighting or underweighting sectors can lead to erratic investment performance. The positive return the fund recorded reflects, in no small part, the rebound in three growth sectors--technology, health care and consumer discretionary/services.

Five of the fund's 10 sector positions performed with distinction, outperforming their corresponding Russell 2000 Growth Index sectors. Our consumer discretionary/services and health care holdings contributed the most to the fund's results. Our weighting in producer durables stocks diminished results the most.

In terms of absolute returns, our weighting in energy holdings--powered by oil services stocks--produced the largest gain. The producer durables holdings generated the biggest loss.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000 Growth Index. The Russell 2000 Growth Index contains those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Securities of small-capitalization companies often trade less frequently and in more limited volume, and may be subject to greater volatility than securities of larger, more established companies.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Small Cap Growth Fund            4.34%      -15.26%        N/A         -3.13%+
------------------------------------------------------------------------------------------
Russell 2000 Growth Index                  0.69%       -4.25%        N/A          1.64%
------------------------------------------------------------------------------------------

*     November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                Preferred Small Cap               Russell 2000
                                Growth Fund                       Growth Index
11/1/95                         10000                             10000
12/31/95                        10506                             10673
6/30/96                         11267                             11946
12/31/96                        12653                             11875
6/30/97                         14534                             12495
12/31/97                        16629                             13411
6/30/98                         17942                             14143
12/31/98                        15797                             13576
6/30/99                         14487                             15316
12/31/99                        14156                             19426
6/30/00                         15278                             19665
12/31/00                        11775                             15068
6/30/01                         10290                             15092
12/31/01                        9432                              13679
6/30/02                         7512                              11250
12/31/02                        6341                              9492
6/30/03                         7838                              11327

o $ 7,838   Preferred Small Cap Growth Fund
o $11,327   Russell 2000 Growth Index

                                                          www.PreferredGroup.com

12


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Christopher K. McHugh
(leads an investment committee)
Senior Portfolio Manager,
Security Analyst
Turner Investment Partners, Inc.

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Economic Commentary

For the 12 months ended June 30, 2003, the Preferred Mid Cap Growth Fund gained 3.84%, versus a 7.35% gain in the Russell Midcap Growth Index. Since its inception, the fund has declined at an annual average rate of 6.78%, versus an annual average decline of 3.70% for the benchmark.

During the period, the stock market at last broke out of its prolonged slump, its worst in modern times. The fund did poorly early in the fiscal year, which accounted for the performance shortfall versus the index.

The fund's positive return was generated entirely in the final nine months of the period, from October to June. Before then, we believe a bearish mood had prevailed in which investors drove down stock prices over the following concerns, among others: a lackluster economy, accounting scandals, modest earnings growth, terrorism, geopolitical tensions in the Middle East and above-average stock valuations.

Beginning in October, however, the mood turned positive and stocks began to move up. Among the perceived catalysts driving stocks upward: better-than-expected corporate earnings reports, bargain hunting by investors, interest-rate cuts by the Federal Reserve Board, the end of large-scale military actions in the Iraq war and the revival of growth stocks.

Indeed, growth stocks did substantially better than value stocks did during the period. Growth stocks generally performed dismally over the past three years. The cumulative margin of underperformance by the growth-stock indexes versus the value indexes was as great as 40 percentage points going into the period. As growth stocks reverted to the mean and improved their relative performance over the past 12 months, the Russell Midcap Growth Index outpaced its value counterpart.

We keep the Preferred Mid Cap Growth Fund sector neutral--that is, its sector weightings closely resemble those of the Russell Midcap Growth Index. We do that because we think the practice of overweighting or underweighting sectors can lead to erratic investment performance. The positive return the fund recorded reflects, in no small part, the rebound in three growth sectors: technology, health care and consumer discretionary/services.

Three of the fund's 10 sector positions--consumer discretionary/services, producer durables and health care--performed with distinction, outperforming their corresponding Russell Midcap Growth Index sectors.

Our consumer discretionary/services holdings contributed the most to the fund's results. Our weighting in consumer staples stocks diminished results the most.

In terms of absolute returns, our weighting in health care holdings--powered by hospital management, biotechnology and specialty pharmaceutical stocks-- produced the largest gain. The consumer staples position recorded the biggest loss.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

The share price of a fund investing in stocks of companies with small or mid-size market capitalizations may be more volatile than that of a fund investing in stocks of larger, more established companies.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund             3.84%         N/A          N/A          -6.78%
------------------------------------------------------------------------------------------
Russell Midcap Growth Index               7.35%         N/A          N/A          -3.70%
------------------------------------------------------------------------------------------

*     April 2, 2001

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                Preferred Mid Cap                Russell Midcap
                                Growth Fund                      Growth Index
4/2/01                          10000                            10000
6/30/01                         12430                            9958
12/31/01                        10664                            10659
6/30/02                         8226                             8558
12/31/02                        7116                             7738
6/30/03                         8542                             9287


o $8,542    Preferred Mid Cap Growth Fund
o $9,287    Russell Midcap Growth Index


                                                          www.PreferredGroup.com

14


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Kathleen A. McCarragher
Director, Executive Vice President,
Head of Growth Equity
Jennison Associates LLC

Last Five Years' Experience: Growth equity portfolio manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

                                 [PHOTO OMITTED]

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Economic Commentary

For the 12 months ended June 30, 2003, the Preferred Large Cap Growth Fund returned -4.29%, versus a 0.25% return for the S&P 500 Index. Since its inception, the fund has grown at an annual average rate of 9.92%, versus a 10.36% return for the benchmark.

The markets have struggled in the past 12 months with geopolitical tension in the Middle East, reduced earnings expectations and languishing economic activity. As war uncertainty increased into the fall of 2002, equities dropped precipitously, reaching a bottom in October. However, with the successful and surprisingly rapid invasion of Iraq at the end of March this year, investors seem to have refocused on improving economic and company fundamentals over the past several months. We believe alleviation of geopolitical uncertainties and investors' increased tolerance for risk moved the broader equity markets steadily higher during the most recent quarter. We also believe economic data are stabilizing, but do not yet show a dramatic rebound in activity.

Our health care stocks were the largest absolute and relative positive contributors, led by our biotech holdings Amgen, Medimmune and Genentech. We have emphasized companies that we believe are earlier in their growth cycles and whose revenue base benefits more from successful new product launches than more mature companies.

While our information technology holdings underperformed the sector, we have been selectively adding to our positions. Information technology now carries the largest weight in the portfolio. We took advantage of market volatility at the beginning of the year to add to our semiconductor-related holdings. We believe the companies we own in this sector are leveraged to a recovery in the corporate economy. Our technology stocks have generally improved their competitive position during this cyclical downturn while significantly reducing costs.

More defensive-oriented companies we own in sectors like consumer staples and industrials have detracted from performance in the recent market rally. In addition, our large emphasis on consumer discretionary stocks hurt performance. The financial sector had mixed performance. Malaise in the capital markets for most of the period and the need for increased insurance reserves weighed on these stocks.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Large Cap Growth Fund's inception date was July 1, 1992.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Large Cap Growth Fund           -4.29%       -3.01%         8.59%        9.92%
------------------------------------------------------------------------------------------
S&P 500 Index                              0.25%       -1.61%        10.04%       10.36%
------------------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                    Preferred Large Cap                S&P 500
                                    Growth Fund                        Index
7/1/92                              10000                              10000
12/31/92                            11915                              10837
6/30/93                             12425                              11359
12/31/93                            13828                              11921
6/30/94                             12468                              11514
12/31/94                            13676                              12074
6/30/95                             16733                              14510
12/31/95                            17554                              16599
6/30/96                             19237                              18291
12/31/96                            20868                              20429
6/30/97                             24732                              24612
12/31/97                            27385                              27218
6/30/98                             33003                              32046
12/31/98                            37129                              35043
6/30/99                             42991                              39331
12/31/99                            53897                              42395
6/30/00                             56014                              42276
12/31/00                            44398                              38532
6/30/01                             38999                              35951
12/31/01                            36286                              33988
6/30/02                             29589                              29511
12/31/02                            25282                              26473
6/30/03                             28321                              29585


o $28,321   Preferred Large Cap Growth Fund
o $29,585   S&P 500 Index


                                                          www.PreferredGroup.com

16


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Management Team

PACIFIC FINANCIAL RESEARCH
   INVESTMENT MANAGEMENT

Pacific Financial Research manages the fund using a team of investment professionals with an average tenure of more than 16 years. PFR has provided its value-oriented investment management process to corporations, foundations, endowments, pension funds and other institutions, as well as individuals, since 1981.

--------------------------------------------------------------------------------

Lisa B. Nurme
Sr. Vice President/Director of Value
Portfolio Management
MFS Institutional Advisors Inc.

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at MFS Institutional Advisors Inc. Lisa has co-managed the Preferred Value Fund with Steven Gorham since January 1, 2003.

Steven R. Gorham, CFA
Sr. Vice President
MFS Institutional Advisors Inc.

                                 [PHOTO OMITTED]

Last Five Years' Experience: Sr. Vice President, Portfolio Manager and Analyst at MFS Institutional Advisors Inc. Steven has co-managed the Preferred Value Fund with Lisa Nurme since January 1, 2003.

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Economic Commentary

The Preferred Value Fund declined 2.21% during the 12-month period ended June 30, 2003. This compares with 0.25% return for the S&P 500 Index. Since its inception, the fund has grown at an annual average rate of 10.15%, versus a return of 10.36% for the benchmark.

Note: MFS Institutional Advisors Inc. (MFS) and Pacific Financial Research, Inc.
(PFR) assumed subadvisory responsibility for the fund on January 1, 2003. Prior to January 27, 2003, the Preferred Value Fund was known as the Preferred Large Cap Value Fund. Commentary for the fiscal year is provided by Oppenheimer Capital LLC, the former subadviser, followed by PFR and MFS.

All sectors of the S&P 500 Index lost ground during the second half of 2002 as the market continued to correct the over-inflated prices of the late 1990s. Added to that was uncertainty about the direction of the economy, looming military action and the potential impact of a federal budget deficit. Finally, lower stock prices and tighter credit requirements meant that businesses had a more difficult time raising capital to finance future growth.

As the year closed, many of the impediments to equity performance began to ease. The barrage of accounting scandals that had rocked markets in 2002 quieted with companies placing greater emphasis on governance and transparency in financial reporting. Further, worries about the economy and corporate earnings began to wane, which allowed the equity risk premium to begin to decline from very high levels.

                                                       --Oppenheimer Capital LLC

--------------------------------------------------------------------------------

Note: PFR and MFS each manage approximately one-half of the fund's assets (although these proportions may vary due to differential performance). As of June 30, 2003, PFR managed 49.3% and MFS managed 50.7% of the fund. The information and performance listed in each of the following commentaries are specific to each manager's portion of the fund.

During the first quarter of 2003, detractors from performance for our portion of the fund included Altria, Interpublic Group, AOL Time Warner, Tyco International and El Paso Corporation.

Altria, AOL, Tyco, McDonald's and the Interpublic Group of Companies strongly rebounded in the second quarter. Detractors in the second quarter included Tenent

Healthcare and HCA Inc. We remain comfortable with the fund's holdings in Freddie Mac and Fannie Mae. We sold positions in R.R. Donnelley and Merck and Company and trimmed back holdings in Electronic Data Systems, Tyco, Equity Office Property and Archstone Smith.

                                              --Pacific Financial Research, Inc.

--------------------------------------------------------------------------------

Since January, major changes in positioning for our portion of the fund included increases in energy, technology and health care holdings, and decreases in retailing and basic materials holdings.

Contributors to performance for our portion of the fund included Altria and Caterpillar. Detractors included Syngenta AG, Fannie Mae, AT&T, Deere & Company, Kellogg and Reed International.

                                               --MFS Institutional Advisors Inc.

Performance

The following information illustrates the historical performance of the Preferred Value Fund compared with the S&P 500 Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Value Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Value Fund                      -2.21%       -1.18%         9.55%       10.15%
------------------------------------------------------------------------------------------
S&P 500 Index                              0.25%       -1.61%        10.04%       10.36%
------------------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                Preferred Value Fund               S&P 500 Index
7/1/92                          10000                              10000
12/31/92                        10980                              10837
6/30/93                         11673                              11359
12/31/93                        11945                              11921
6/30/94                         11707                              11514
12/31/94                        12001                              12074
6/30/95                         14718                              14510
12/31/95                        16258                              16599
6/30/96                         18322                              18291
12/31/96                        20712                              20429
6/30/97                         24612                              24298
12/31/97                        27218                              26515
6/30/98                         30740                              32046
12/31/98                        30311                              35043
6/30/99                         32743                              39331
12/31/99                        31600                              42395
6/30/00                         31064                              42276
12/31/00                        35028                              38532
6/30/01                         34723                              35951
12/31/01                        32409                              33988
6/30/02                         29621                              29511
12/31/02                        27182                              26473
6/30/03                         28966                              29585


o $28,966   Preferred Value Fund
o $29,585   S&P 500 Index


                                                          www.PreferredGroup.com

18


The Preferred Group of Mutual Funds   Investment Review   June 30, 2003

Thomas B. Hazuka
Chief Investment Officer
Mellon Capital Management Corporation

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

--------------------------------------------------------------------------------

Edgar E. Peters
Director of Asset Allocation,
Chief Investment Officer
PanAgora Asset Management

                                 [PHOTO OMITTED]

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

The Preferred Asset Allocation Fund seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Economic Commentary

The Preferred Asset Allocation Fund returned 2.95% during the 12-month period ended June 30, 2003. In comparison, the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury Bills, returned 6.56% for the period. Since its inception, the fund has grown at an annual average rate of 9.03%, versus 10.94% for the blended benchmark.

The service sector expanded during the fiscal year. The Institute for Supply Management (ISM) index for non-manufacturing rose to 60.0 in June 2003 and has remained above 50 (indicating expansion) for 16 of the last 17 months. Existing and new home sales reached record annual rates in January and May 2003, respectively, while January 2003 housing starts were the highest since 1986. After expanding for seven of the first eight months of the fiscal year, manufacturing contracted from March 2003 to the end of the fiscal year.

The slow recovery was confirmed by the year's employment reports. The unemployment rate rose to 6.4% in June 2003, the highest since April 1994. After declining sharply with the start of the Iraq war, consumer confidence improved by the end of the fiscal year, according to the Conference Board.

The Federal Reserve responded to the slow pace of economic recovery and to preempt deflation by lowering interest rates two times during the fiscal year by a total of 0.75%. At the end of the year, the target federal funds rate stood at 1.00%, the lowest since 1958. Inflation remained subdued.

                                               --Mellon Capital Management Corp.

--------------------------------------------------------------------------------

The last 12 months have been turbulent. We began the period with the worst quarter for the stock market since the crash of 1987. The stock market bottomed in March 2003 with the end of combat operations in Iraq and, we believe, the beginning of increased optimism that the worst was behind us economically. By the second quarter of 2003, equity markets had rallied around the globe, though we believe most investors did not seem aware of that fact until late in the quarter. Bond markets also rallied due to a deflation scare instituted by the Federal Open Market Committee (FOMC).

We believe the biggest boosts to the U.S. stock market were the continued low interest- rate environment and the Fed saying that interest rates were not going up any time soon. The Fed has raised the deflation issue while admitting that the risk of deflation is actually small. However, we believe the effects of deflation would be so overwhelmingly negative that the Fed felt it should act and warn of the danger. The Fed then successfully jawboned down the long end of the yield curve. Stocks were hesitant, but in the end seemed to decide that this was good news.

                                               --PanAgora Asset Management, Inc.

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with a blended benchmark consisting of:
65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills.

The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments. The performance of the Preferred Asset Allocation Fund is also compared with the S&P 500 Index.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Asset Allocation Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Asset Allocation Fund           2.95%         1.71%        8.59%         9.03%
------------------------------------------------------------------------------------------
65/30/5 Benchmark                         6.56%         2.26%        9.78%        10.94%

S&P 500 Index                             0.25%        -1.61%       10.04%        10.36%
------------------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                        Preferred Asset          65/30/5                 S&P 500
                        Allocation Fund          Benchmark               Index
7/1/92                  10000                    10000                   10000
12/31/92                10731                    10781                   10837
6/30/93                 11357                    11523                   11359
12/31/93                11869                    12057                   11921
6/30/94                 11212                    11483                   11514
12/31/94                11563                    11848                   12074
6/30/95                 13643                    14057                   14510
12/31/95                15354                    15849                   16599
6/30/96                 16132                    16429                   18291
12/31/96                17685                    18021                   20429
6/30/97                 19521                    20789                   24612
12/31/97                21384                    23054                   27218
6/31/98                 23784                    26167                   32046
12/31/98                27161                    28497                   35043
6/30/99                 27879                    30153                   39331
12/31/99                27755                    31526                   42395
6/30/00                 29433                    32395                   42276
12/31/00                29573                    31546                   38532
6/30/01                 27923                    30779                   35951
12/31/01                27369                    28441                   33988
6/30/02                 25147                    29,397                  29511
12/31/02                23303                    28556                   26473
6/30/03                 25888                    31326                   29585


o $25,888   Preferred Asset Allocation Fund
o $31,326   65/30/5 Benchmark
o $29,585   S&P 500 Index


                                                          www.PreferredGroup.com

20


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Management Team
Western Asset Management Company
Investment Strategy Group

Western Asset Management Company Limited
Investment Strategy Group

[LOGO] WESTERN ASSET

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Economic Commentary

The Preferred Fixed Income Fund's return was 11.94% for the 12-month period ended June 30, 2003, compared to a 10.40% return for the Lehman Brothers Aggregate Index. Since its inception, the fund has provided an annual average return of 7.19% compared to 7.62% for the benchmark.

Note: Western Asset Management Company of Pasadena, California, and Western Asset Management Company Limited ("WAML") of London, U.K., assumed subadvisory responsibility for the Preferred Fixed Income Fund on November 1, 2002. Commentary for the period is provided by J.P. Morgan, the former subadviser, followed by Western Asset Management.

Interest rates rose towards the end of 2002, with the front end of the yield curve steepening. Treasury yields rose 16 to 21 basis points (0.16% to 0.21%; 1 basis point = 0.01%) in the five-year and 10-year maturity portions of the yield curve, respectively, as market sentiments improved and risk aversion abated.

During the first half of the reporting period, we attempted to reduce our sector-risk exposures. In investment-grade corporates, we continued to diversify our holdings, moderating our exposure to event risk. The paring back in credit positions over the last few quarters resulted in a corporate sector exposure that was underweight on a market value basis and about neutral on a weighted-duration basis.

                                        --J.P. Morgan Investment Management Inc.

Most major central banks have been relaxing monetary policy for about 2 1/2 years, with the easing parade led by the Bank of Japan's 500% expansion of its bank reserves. Easier money and tighter spreads have resulted in plunging real borrowing costs that in turn have supported housing markets and brought much-needed relief to marginal enterprises and struggling economies worldwide.

The fund's positive performance during the last half of the fiscal year was dominated by overweight exposure to investment-grade credits, concentrated in longer maturities at the lower end of the investment-grade universe, moderate exposure to high-yield bonds, and moderate exposure to emerging market debt. Non-dollar exposure was another positive, with our selection of bonds doing well, and a modest exposure to currencies was helped by a weaker dollar. Falling yields had little impact on performance due to our neutral duration posture, and a modest tightening of mortgage-backed spreads also had little impact due to a broadly neutral exposure to the sector. Our barbelled exposure to the yield curve had diminutive impact on performance, since the term structure moved down in roughly parallel fashion.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to those of the Salomon Brothers Broad Investment Grade (BIG) Index and the Lehman Brothers Aggregate Index. The BIG Index contains 5,000 U.S. Treasury, Agency, mortgage and corporate bonds that have a credit quality of investment grade (AAA-BBB by Standard & Poor's). The Lehman Brothers Aggregate Index is a widely recognized measure of the aggregate U.S. bond market. On November 1, 2002, Western and WAML became subadvisers of the fund. Because of the resulting change in the fund's investment strategy, the fund's performance is now measured against the Lehman Brothers Aggregate Index instead of the Salomon Brothers BIG Index.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Fixed Income Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Fixed Income Fund               11.94%       6.85%         6.67%        7.19%
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Index           10.40%       7.55%         7.21%        7.62%

Salomon Bros. BIG Index                   10.51%       7.53%         7.22%        7.64%
------------------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                    Preferred Fixed       Salomon Bros.         Lehman Brothers
                    Income Fund           BIG Index             Aggregate Index
7/1/92              10000                 10000                 10000
12/31/92            10471                 10461
6/30/93             11259                 11198
12/31/93            11549                 11496
6/30/94             11207                 11065
12/31/94            11273                 11169
6/30/95             12494                 12454
12/31/95            13264                 13238
6/30/96             13009                 13071
12/31/96            13660                 13717
6/30/97             14101                 14138
12/31/97            14814                 15038
6/30/98             15416                 15634
12/31/98            15848                 16348
6/30/99             15578                 16121
12/31/99            15730                 16211
6/30/00             16144                 16846
12/31/00            17390                 18091
6/30/01             17884                 18745
12/31/01            18644                 19632
6/30/02             19181                 20337
12/31/02            20406                 21610                 21581
6/30/03             21472                 22473                 22428


o $21,472   Preferred Fixed Income Fund
o $22,428   Lehman Brothers Aggregate Index
o $22,473   Salomon Bros. BIG Index


                                                          www.PreferredGroup.com

22


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Charles T. (C.T.) Urban, III, CFA
Senior Portfolio Manager
Caterpillar Investment Management Ltd.

Last Five Years' Experience: Vice President and Senior Portfolio Manager for the Windsor Financial Group in Minneapolis before joining CIML in 1999. C.T. assumed management of the Preferred Short-Term Government Securities Fund on November 1, 1999.

                                 [PHOTO OMITTED]

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Economic Commentary

The Preferred Short-Term Government Securities Fund returned 5.05% for the 12 months ended June 30, 2003, compared to a return of 4.65% for the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has achieved an annual average return of 5.19% versus 5.90% for the benchmark.

At the beginning of the period, we believe fixed-income market participants were firmly mired in a sluggish environment resulting from an economic recession. At the end of the period, they found themselves in the midst of a steep decline in interest rates.

During the fiscal year ended June 30, 2003, rates fell by 151 basis points (1.51%; 1 bps = 0.01%) for 2-year Treasury notes, 163 bps for 5-year Treasuries and 128 bps and 95 bps, respectively, for 10-year and 30-year maturity Treasuries. As the equity market ground lower during the first part of the period, the flight from equities to fixed-income securities continued. The Federal Reserve, led by Alan Greenspan, reduced the fed funds target twice during this period, eventually to a level of 1.0% in order to keep monetary policy on the easy side of the spectrum.

Economic growth, as defined by gross domestic product (GDP) data, showed signs of life in the third quarter of 2002, only to fall back to sluggish, albeit positive, levels in subsequent quarters. We believe economic growth currently is not providing the to stem the tide of growing unemployment. The Iraqi war may have been the cause of sluggish growth in the first quarter and part of the second quarter of 2003. Economic data and comments by the Federal Reserve from late in this reporting period appear to be more encouraging, signaling that the sharp drop in interest rates may be over.

During the year we continued to emphasize the debt of federal agencies and other government-sponsored enterprises. At fiscal year-end, the portfolio duration was
1.8 versus 1.6 for the benchmark. The sector breakdown was 3% U.S. Treasury, 82% government-sponsored agency debentures, 14% government agency mortgage-related securities, and 1% cash equivalents.

                                        --Caterpillar Investment Management Ltd.

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index comprises primarily U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark. Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Short-Term Government Securities Fund's inception date was July 1, 1992.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Short-Term Government
   Securities Fund                        5.05%        5.55%         5.08%        5.19%
------------------------------------------------------------------------------------------
ML 1-3 Yr. Treasury Index                 4.65%        6.05%         5.83%        5.90%
------------------------------------------------------------------------------------------

*     July 1, 1992

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                    Preferred                          ML 1-3
                                    Short-Term                         Year
                                    Government                         Treasury
                                    Securities Fund                    Index
7/1/92                              10000                              10000
12/31/92                            10261                              10317
6/30/93                             10632                              10658
12/31/93                            10833                              10875
6/30/94                             10723                              10830
12/31/94                            10757                              10938
6/30/95                             11336                              11666
12/31/95                            11735                              12140
6/30/96                             11914                              12303
12/31/96                            12287                              12744
6/30/97                             12606                              13111
12/31/97                            13046                              13593
6/30/98                             13327                              14003
12/31/98                            13667                              14544
6/30/99                             13762                              14714
12/31/99                            13982                              14989
6/30/00                             14376                              15438
12/31/00                            15127                              16188
6/30/01                             15638                              16830
12/31/01                            16204                              17531
6/30/02                             16617                              17948
12/31/02                            17187                              18540
6/30/03                             17457                              18782


o $17,457   Preferred Short-Term Government Securities Fund
o $18,782   ML 1-3 Year Treasury Index


                                                          www.PreferredGroup.com

24


The Preferred Group of Mutual Funds  Investment Review  June 30, 2003

Mark Settles
Vice President,
Portfolio Manager
J.P. Morgan Investment Management Inc.

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark assumed responsibility for management of the Preferred Money Market Fund on January 1, 2000.

                                 [PHOTO OMITTED]

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

Economic Commentary

The Preferred Money Market Fund returned 1.08% for the 12-month period ended June 30, 2003, compared to a 0.96% return for the Money Fund Report Average/ All Taxable. Since inception, the fund's annual average return has been 4.19% versus 4.02% for the benchmark.

The fixed-income markets were highly volatile in the last half of 2002 as investors continued to react to the declining equity market, contradictory economic data and escalating geopolitical risk. We believe the growing fear of war in Iraq and disappointing economic news sent more investors into the relative safety of the bond market during January and February. By April, we believe they were focusing on the resolution of the conflict in Iraq, deflation, better-than-expected corporate earnings, passage of a tax package and a brighter economic outlook. In June, the Federal Reserve Board cut the federal funds rate to 1%, its lowest level since 1958.

At the beginning of the period, we believe the market suffered from a lack of relative value because of the inverted LIBOR curve. We maintained the flexibility of the portfolio by purchasing one- to three-month commercial paper. At each month's end, we took advantage of seasonal funding pressures to add overnight and one-month maturities at attractive yields. We extended the weighted average maturity (WAM) by adding six-month commercial paper and bank certificates of deposit (CDs) with yields close to the federal funds rate of 1.75%. After the Fed's half-a-percent interest rate reduction in November, we focused on purchasing commercial paper and CDs with six-month maturities, maintaining a longer WAM in the 80- to 85-day range. Toward the end of 2002, we let our cash positions build, shortening the WAM, giving us flexibility through year's end.

Because the LIBOR curve was flat for much of the first quarter of 2003, we maintained our WAM by purchasing commercial paper and CDs with two- to six-month maturities. When large maturities caused the WAM to shorten, we compensated by adding one-year fixed-rate CDs in an attempt to increase yield. Throughout the quarter, we bought four- to six-month commercial paper and CDs in an effort to extend the WAM toward our 65- to 70-day target. Since we expected the Fed to ease interest rates, we began to extend and maintained a longer WAM, targeting a range of 70 to 73 days and concentrating our purchases in four- to six-month issues. As the time for Fed action drew near, the market priced in a more aggressive cut than was actually announced. Seeing little value in extended maturities, we allowed our WAM to shorten.

                                        --J.P. Morgan Investment Management Inc.

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/ All Taxable. This benchmark is used for taxable money market funds.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

Past performance is not necessarily indicative of future results. Investment return and principal value will fluctuate, so that, when redeemed, an investor's shares may be worth more or less than their original cost. The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Money Market Fund's inception date was July 1, 1992.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                           PAST         PAST         PAST         SINCE
                                          1 YEAR      5 YEARS      10 YEARS     INCEPTION*
------------------------------------------------------------------------------------------
Preferred Money Market Fund                1.08%       3.86%         4.34%        4.19%+
------------------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable         0.96%       3.65%         4.14%        4.02%
------------------------------------------------------------------------------------------

*     July 1, 1992

+ Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

Line Chart:
--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------
                                    Preferred                   Money Fund
                                    Money Market                Report Avg./All
                                    Fund                        Taxable
7/1/92                              10000                       10000
12/31/92                            10140                       10148
6/30/93                             10271                       10284
12/31/93                            10406                       10422
6/30/94                             10569                       10583
12/31/94                            10814                       10813
6/30/95                             11126                       11113
12/31/95                            11438                       11407
6/30/96                             11719                       11690
12/31/96                            12018                       11974
6/30/97                             12319                       12259
12/31/97                            12638                       12579
6/30/97                             12986                       12896
12/31/98                            13318                       13211
6/30/99                             13621                       13499
12/31/99                            13963                       13824
6/30/00                             14363                       14203
12/31/00                            14818                       14640
6/30/01                             15180                       14980
12/31/01                            15417                       15175
6/30/02                             15538                       15282
12/31/02                            15644                       15372
6/30/03                             15706                       15428


o $15,706   Preferred Money Market Fund
o $15,428   Money Fund Report Avg./All Taxable


                                                          www.PreferredGroup.com

                                     26 & 27


The Preferred Group of Mutual Funds Statements of Assets and Liabilities June 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                International     International       Small Cap          Mid Cap
June 30, 2003                                                       Growth            Value             Growth            Growth
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments at value, including $3,298,997, $53,682,573,
     $12,922,357, $9,347,049, $15,741,727, $13,315,891,
     $13,700,055, $26,910,324 of International Growth,
     International Value, Small Cap Growth, Mid Cap Growth,
     Large Cap Growth, Value, Asset Allocation and Fixed
     Income Funds' securities on loan ........................  $  21,142,243     $ 236,901,463     $  56,480,865     $  45,380,825
 Short-term investments at amortized cost ....................      4,636,968        68,485,446        15,624,856        11,677,114
 Cash ........................................................        100,973               217            46,225
 Foreign currency at value ...................................        216,521           226,225
 Receivable for investments sold .............................        144,989           412,591           585,247           830,013
 Receivable for when-issued and forward delivery securities ..      9,005,363
 Receivable for fund shares sold .............................        312,591         1,825,897         1,250,467           882,919
 Receivable for variation margin .............................
 Dividends and interest receivable ...........................         38,835           260,714             9,095             7,660
 Foreign tax reclaim receivable ..............................         10,527            85,806
 Prepaid expenses and other assets ...........................          1,126
                                                                --------------------------------------------------------------------
     Total assets ............................................     35,610,136       308,198,359        73,996,755        58,778,531
                                                                --------------------------------------------------------------------

Liabilities
 Payable for investments purchased ...........................        301,853                           1,624,375         1,059,480
 Payable for when-issued and forward delivery securities .....      8,851,782
 Payable for variation margin ................................
 Payable for fund shares redeemed ............................                           28,777           328,642
 Payable for distributions ...................................
 Payable upon return of securities loaned ....................      3,481,303        56,082,446        13,284,040         9,605,475
 Written options at value (premiums received $36,619) ........
 Other liabilities ...........................................            708               871           145,958
 Other Payables
     Management fees .........................................         19,617           145,487            45,555            38,046
     Audit fees ..............................................         18,902            19,284            15,501            15,094
     Custodian fees ..........................................         16,646            98,587            21,596            32,374
     Legal fees ..............................................          2,850             4,094               824
     Trustees' fees ..........................................                              756
     Transfer agent fees .....................................          4,543                               8,538             6,090
     Other fees ..............................................                           15,698             2,324             3,683
                                                                --------------------------------------------------------------------
         Total liabilities ...................................     12,698,204        56,396,000        15,477,353        10,760,242
                                                                --------------------------------------------------------------------
 Net assets ..................................................  $  22,911,932     $ 251,802,359     $  58,519,402     $  48,018,289
                                                                --------------------------------------------------------------------
 Shares of beneficial interest outstanding ...................      3,585,128        22,482,761         9,023,237         6,114,997
                                                                --------------------------------------------------------------------
 Offering and redemption price per share .....................  $        6.39     $       11.20     $        6.49     $        7.85
                                                                --------------------------------------------------------------------

 Composition of Net Assets
 Paid-in capital .............................................  $  32,323,825     $ 248,024,363     $ 106,751,513     $  55,239,645
 Undistributed (Distributions in excess of) net investment
   income (loss) .............................................       (635,649)        3,624,932
 Accumulated net realized gains (losses) on investments,
   futures, written options, forwards and foreign currency ...    (10,753,106)       (1,340,077)      (55,342,064)      (12,647,323)
 Net unrealized appreciation (depreciation) on:
     Investments .............................................      1,818,008         1,486,929         7,109,953         5,425,967
     Futures .................................................
     Options .................................................
     Foreign denominated other assets, liabilities &
       currency ..............................................        158,854             6,212
                                                                --------------------------------------------------------------------
                                                                $  22,911,932     $ 251,802,359     $  58,519,402     $  48,018,289
                                                                --------------------------------------------------------------------
 Investments and short-term investments at cost ..............  $  23,961,203     $ 303,899,980     $  64,995,768     $  51,631,972
 Foreign currency holdings at cost ...........................        216,555           226,528
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   Large Cap                            Asset           Fixed
June 30, 2003                                                        Growth            Value         Allocation         Income
---------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments at value, including $3,298,997, $53,682,573,
     $12,922,357, $9,347,049, $15,741,727, $13,315,891,
     $13,700,055, $26,910,324 of International Growth,
     International Value, Small Cap Growth, Mid Cap Growth,
     Large Cap Growth, Value, Asset Allocation and Fixed
     Income Funds' securities on loan ........................   $ 366,539,078     $281,659,256    $  81,478,013     $282,724,439
 Short-term investments at amortized cost ....................      24,293,305       20,255,217       52,362,778      101,002,891
 Cash ........................................................             143                               584          639,588
 Foreign currency at value ...................................                                                             94,695
 Receivable for investments sold .............................       3,695,118          818,106                        17,650,783
 Receivable for when-issued and forward delivery securities ..                                                         18,199,246
 Receivable for fund shares sold .............................       1,570,089          881,340        1,044,931          308,648
 Receivable for variation margin .............................                                             9,040
 Dividends and interest receivable ...........................         199,059          563,791          384,544        2,619,419
 Foreign tax reclaim receivable ..............................
 Prepaid expenses and other assets ...........................                                9                                40
                                                                 ----------------------------------------------------------------
     Total assets ............................................     396,296,792      304,177,719      135,279,890      423,239,749
                                                                 ----------------------------------------------------------------

Liabilities
 Payable for investments purchased ...........................       4,537,718        1,648,211                        86,407,620
 Payable for when-issued and forward delivery securities .....                                                         18,093,680
 Payable for variation margin ................................                                            46,008
 Payable for fund shares redeemed ............................          36,590           16,345           11,021           23,719
 Payable for distributions ...................................                                             3,223              742
 Payable upon return of securities loaned ....................      16,288,305       13,768,617       11,452,098       27,648,645
 Written options at value (premiums received $36,619) ........             172
 Other liabilities ...........................................                            2,637
 Other Payables
     Management fees .........................................         233,675          217,332           72,215          121,176
     Audit fees ..............................................          14,658           13,463           18,973           17,856
     Custodian fees ..........................................          29,051           29,253           50,927           29,407
     Legal fees ..............................................           7,365            6,021            2,067            4,656
     Trustees' fees ..........................................                            1,385              810              688
     Transfer agent fees .....................................          87,985           43,047           30,463           36,166
     Other fees ..............................................           3,376                               252           25,610
                                                                 ----------------------------------------------------------------
         Total liabilities ...................................      21,238,895       15,746,311       11,688,057      132,409,965
                                                                 ----------------------------------------------------------------
 Net assets ..................................................   $ 375,057,897     $288,431,408    $ 123,591,833     $290,829,784
                                                                 ----------------------------------------------------------------
 Shares of beneficial interest outstanding ...................      39,085,958       18,126,371       10,964,652       26,488,197
                                                                 ----------------------------------------------------------------
 Offering and redemption price per share .....................   $        9.60     $      15.91    $       11.27     $      10.98
                                                                 ----------------------------------------------------------------

 Composition of Net Assets
 Paid-in capital .............................................   $ 598,641,321     $243,911,740    $ 139,682,191     $272,377,851
 Undistributed (Distributions in excess of) net investment
   income (loss) .............................................         266,000        1,796,896            2,369
 Accumulated net realized gains (losses) on investments,
   futures, written options, forwards and foreign currency ...    (236,256,200)      28,266,021       (6,454,349)       4,445,310
 Net unrealized appreciation (depreciation) on:
     Investments .............................................      12,405,038       14,456,146       (8,807,236)      13,881,676
     Futures .................................................                                          (831,142)
     Options .................................................           1,738
     Foreign denominated other assets, liabilities &
       currency ..............................................                              605                           124,947
                                                                 ----------------------------------------------------------------
                                                                 $ 375,057,897     $288,431,408    $ 123,591,833     $290,829,784
                                                                 ----------------------------------------------------------------
 Investments and short-term investments at cost ..............   $ 378,427,345     $287,458,327    $ 142,648,027     $369,845,654
 Foreign currency holdings at cost ...........................                                                             96,217
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                  Short-Term
                                                                  Government        Money
June 30, 2003                                                     Securities        Market
---------------------------------------------------------------------------------------------
Assets
 Investments at value, including $3,298,997, $53,682,573,
     $12,922,357, $9,347,049, $15,741,727, $13,315,891,
     $13,700,055, $26,910,324 of International Growth,
     International Value, Small Cap Growth, Mid Cap Growth,
     Large Cap Growth, Value, Asset Allocation and Fixed
     Income Funds' securities on loan ........................   $136,672,800
 Short-term investments at amortized cost ....................      6,136,385    $196,478,929
 Cash ........................................................                            891
 Foreign currency at value ...................................
 Receivable for investments sold .............................     10,029,586
 Receivable for when-issued and forward delivery securities ..
 Receivable for fund shares sold .............................        476,289      12,480,376
 Receivable for variation margin .............................
 Dividends and interest receivable ...........................      1,238,436          61,348
 Foreign tax reclaim receivable ..............................
 Prepaid expenses and other assets ...........................
                                                                 ----------------------------
     Total assets ............................................    154,553,496     209,021,544
                                                                 ----------------------------

Liabilities
 Payable for investments purchased ...........................     14,993,560
 Payable for when-issued and forward delivery securities .....
 Payable for variation margin ................................
 Payable for fund shares redeemed ............................         14,956          44,884
 Payable for distributions ...................................            681              27
 Payable upon return of securities loaned ....................
 Written options at value (premiums received $36,619) ........
 Other liabilities ...........................................
 Other Payables
     Management fees .........................................         40,309          48,974
     Audit fees ..............................................         13,866          12,189
     Custodian fees ..........................................         16,245          19,258
     Legal fees ..............................................          3,882           3,658
     Trustees' fees ..........................................            826             960
     Transfer agent fees .....................................         27,048          57,779
     Other fees ..............................................          7,569           4,266
                                                                 ----------------------------
         Total liabilities ...................................     15,118,942         191,995
                                                                 ----------------------------
 Net assets ..................................................   $139,434,554    $208,829,549
                                                                 ----------------------------
 Shares of beneficial interest outstanding ...................     13,732,505     208,829,549
                                                                 ----------------------------
 Offering and redemption price per share .....................   $      10.15    $       1.00
                                                                 ----------------------------

 Composition of Net Assets
 Paid-in capital .............................................   $135,821,030    $208,829,549
 Undistributed (Distributions in excess of) net investment
   income (loss) .............................................
 Accumulated net realized gains (losses) on investments,
   futures, written options, forwards and foreign currency ...      1,119,054
 Net unrealized appreciation (depreciation) on:
     Investments .............................................      2,494,470
     Futures .................................................
     Options .................................................
     Foreign denominated other assets, liabilities &
       currency ..............................................
                                                                 ----------------------------
                                                                 $139,434,554    $208,829,549
                                                                 ----------------------------
 Investments and short-term investments at cost ..............   $140,314,715    $196,478,929
 Foreign currency holdings at cost ...........................
---------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                     28 & 29


The Preferred Group of Mutual Funds  Statements of Operations  June 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                International     International       Small Cap          Mid Cap
Fiscal Year Ended June 30, 2003                                     Growth            Value             Growth            Growth
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
 Dividends ..................................................   $     517,541     $   6,511,131     $     160,175     $      74,020
 Interest ...................................................             853           102,081               410               933
 Securities lending, net of related expenses ................           9,460           241,616            26,171            13,246
                                                                --------------------------------------------------------------------
                                                                      527,854         6,854,828           186,756            88,199
 Less foreign taxes withheld at source ......................         (53,724)         (808,602)             (519)             (291)
                                                                --------------------------------------------------------------------
     Total income ...........................................         474,130         6,046,226           186,237            87,908
                                                                --------------------------------------------------------------------
 Expenses
 Management fees ............................................         219,459         2,045,450           401,576           307,225
 Audit fees .................................................          38,000            38,000            35,000            32,000
 Custodian fees .............................................         115,000           403,000            85,000            97,000
 Registration fees ..........................................          12,000            32,000            15,000            17,000
 Legal fees .................................................           9,000            65,000            12,000             7,000
 Trustees' fees .............................................           1,000            12,000             1,000             1,000
 Transfer agent fees ........................................          25,000           184,000            48,000            32,000
 Insurance fees .............................................                             8,000             1,000             1,000
 Other expense ..............................................           3,000            19,000             4,000             3,000
                                                                --------------------------------------------------------------------
     Total expenses .........................................         422,459         2,806,450           602,576           497,225
         Less fees waived ...................................                          (538,276)
                                                                --------------------------------------------------------------------
         Net expenses .......................................         422,459         2,268,174           602,576           497,225
                                                                --------------------------------------------------------------------
         Net investment income (loss) .......................          51,671         3,778,052          (416,339)         (409,317)
                                                                --------------------------------------------------------------------

 Net Realized and Unrealized Gain (Loss) on Investments,
 Futures, Options, Forward Contracts and Foreign Currency
 Net realized gain (loss) on:
     Investments ............................................      (5,047,952)       (1,115,190)       (4,951,417)       (4,332,837)
     Futures ................................................
     Options ................................................
     Forward contracts ......................................
     Foreign denominated other assets, liabilities &
       currency .............................................        (719,822)         (298,830)
 Increase (decrease) in net unrealized appreciation
 (depreciation) during the period on:
     Investments ............................................       1,253,593       (11,358,744)        7,519,520         7,069,701
     Futures ................................................
     Options ................................................
     Foreign denominated other assets, liabilities &
       currency .............................................         162,648           (16,093)
                                                                --------------------------------------------------------------------
     Net gain (loss) ........................................      (4,351,533)      (12,788,857)        2,568,103         2,736,864
                                                                --------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 operations .................................................   $  (4,299,862)    $  (9,010,805)    $   2,151,764     $   2,327,547
                                                                --------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Large Cap                            Asset           Fixed
Fiscal Year Ended June 30, 2003                                      Growth            Value         Allocation         Income
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
 Dividends ...................................................   $   3,482,435     $  6,694,926    $   1,398,403     $     21,532
 Interest ....................................................         132,780                         1,241,935        9,445,617
 Securities lending, net of related expenses .................          41,635           27,894           19,041           73,624
                                                                 -----------------------------------------------------------------
                                                                     3,656,850        6,722,820        2,659,379        9,540,773
 Less foreign taxes withheld at source .......................         (54,084)         (25,182)                             (735)
                                                                 -----------------------------------------------------------------
     Total income ............................................       3,602,766        6,697,638        2,659,379        9,540,038
                                                                 -----------------------------------------------------------------
 Expenses
 Management fees .............................................       2,659,766        2,273,733          787,905        1,218,024
 Audit fees ..................................................          28,000           32,000           40,000           42,000
 Custodian fees ..............................................         112,000          114,000          206,000          154,000
 Registration fees ...........................................          13,000           14,000           13,000           37,000
 Legal fees ..................................................         106,000          172,000           34,000          113,000
 Trustees' fees ..............................................          19,000           17,000            7,000           14,000
 Transfer agent fees .........................................         347,000          287,000          151,000          184,000
 Insurance fees ..............................................          14,000           11,000            4,000            7,000
 Other expense ...............................................          38,000           31,000           12,000           24,182
                                                                 -----------------------------------------------------------------
     Total expenses ..........................................       3,336,766        2,951,733        1,254,905        1,793,206
         Less fees waived ....................................
                                                                 -----------------------------------------------------------------
         Net expenses ........................................       3,336,766        2,951,733        1,254,905        1,793,206
                                                                 -----------------------------------------------------------------
         Net investment income (loss) ........................         266,000        3,745,905        1,404,474        7,746,832
                                                                 -----------------------------------------------------------------

 Net Realized and Unrealized Gain (Loss) on Investments,
 Futures, Options, Forward Contracts and Foreign Currency
 Net realized gain (loss) on:
     Investments .............................................     (66,651,391)      30,978,082       (4,244,671)      10,257,433
     Futures .................................................                                          (665,112)        (558,064)
     Options .................................................          34,708                           615,633
     Forward contracts .......................................                                                           (803,405)
     Foreign denominated other assets, liabilities &
       currency ..............................................                           21,547                        (1,126,244)
 Increase (decrease) in net unrealized appreciation
 (depreciation) during the period on:
     Investments .............................................      44,784,499      (44,842,078)       5,197,386       11,298,584
     Futures .................................................                                            64,111          182,305
     Options .................................................                                          (118,021)
     Foreign denominated other assets, liabilities &
       currency ..............................................                                                            124,947
                                                                 -----------------------------------------------------------------
     Net gain (loss) .........................................     (21,832,184)     (13,842,449)         849,326       19,375,556
                                                                 -----------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 operations ..................................................   $ (21,566,184)    $(10,096,544)   $   2,253,800     $ 27,122,388
                                                                 -----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                  Short-Term
                                                                  Government        Money
Fiscal Year Ended June 30, 2003                                   Securities        Market
---------------------------------------------------------------------------------------------
Investment Income
 Dividends ...................................................   $     28,112
 Interest ....................................................      4,789,499    $  3,030,894
 Securities lending, net of related expenses .................
                                                                 ----------------------------
                                                                    4,817,611       3,030,894
 Less foreign taxes withheld at source .......................
                                                                 ----------------------------
     Total income ............................................      4,817,611       3,030,894
                                                                 ----------------------------
 Expenses
 Management fees .............................................        468,028         573,345
 Audit fees ..................................................         26,000          28,000
 Custodian fees ..............................................         67,000          78,000
 Registration fees ...........................................         20,000          16,000
 Legal fees ..................................................         42,000          56,000
 Trustees' fees ..............................................          8,000          13,000
 Transfer agent fees .........................................        106,000         206,000
 Insurance fees ..............................................          4,000           7,000
 Other expense ...............................................         13,000          20,000
                                                                 ----------------------------
     Total expenses ..........................................        754,028         997,345
         Less fees waived ....................................
                                                                 ----------------------------
         Net expenses ........................................        754,028         997,345
                                                                 ----------------------------
         Net investment income (loss) ........................      4,063,583       2,033,549
                                                                 ----------------------------

 Net Realized and Unrealized Gain (Loss) on Investments,
 Futures, Options, Forward Contracts and Foreign Currency
 Net realized gain (loss) on:
     Investments .............................................      1,578,897
     Futures .................................................
     Options .................................................
     Forward contracts .......................................
     Foreign denominated other assets, liabilities &
       currency ..............................................
 Increase (decrease) in net unrealized appreciation
 (depreciation) during the period on:
     Investments .............................................        820,887
     Futures .................................................
     Options .................................................
     Foreign denominated other assets, liabilities &
       currency ..............................................
                                                                 ----------------------------
     Net gain (loss) .........................................      2,399,784
                                                                 ----------------------------
 Net increase (decrease) in net assets resulting from
 operations ..................................................   $  6,463,367    $  2,033,549
                                                                 ----------------------------

---------------------------------------------------------------------------------------------

See notes to financial statements

                                     30 & 31


The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2003

------------------------------------------------------------------------------------------------------------------------------------

                                                                      International Growth                 International Value

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended       Year Ended         Year Ended
                                                                     6/30/03          6/30/02          6/30/03            6/30/02
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $     51,671     $    (35,494)    $   3,778,052     $   1,731,204
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................     (5,767,774)      (5,486,763)       (1,414,020)       12,622,553
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................      1,416,241          655,659       (11,374,837)      (13,727,610)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in net assets
              resulting from operations .......................     (4,299,862)      (4,866,598)       (9,010,805)          626,147
                                                                  ------------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................                                          (928,333)       (3,222,711)
       Short-term capital gains ...............................                                          (150,745)       (3,343,751)
       Long-term capital gains ................................                                          (267,091)      (13,898,582)
       In excess of net investment income (loss) ..............
                                                                  ------------------------------------------------------------------
                                                                                                       (1,346,169)      (20,465,044)
                                                                  ------------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................     32,676,962       14,102,328       579,458,347       355,517,624
       Value of distributions reinvested ......................                                         1,165,497        17,844,924
       Cost of shares redeemed ................................    (29,621,482)      (9,988,273)     (535,625,664)     (448,509,718)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in net assets
              from fund share transactions ....................      3,055,480        4,114,055        44,998,180       (75,147,170)
                                                                  ------------------------------------------------------------------
                    Total increase (decrease) .................     (1,244,382)        (752,543)       34,641,206       (94,986,067)

Net Assets
       Beginning of period ....................................     24,156,314       24,908,857       217,161,153       312,147,220
                                                                  ------------------------------------------------------------------
       End of period ..........................................   $ 22,911,932     $ 24,156,314     $ 251,802,359     $ 217,161,153
                                                                  ------------------------------------------------------------------
       Undistributed (distributions in excess of)
           net investment income (loss) at end of period ......   $   (635,649)                     $   3,624,932     $     928,332
                                                                  ------------------------------------------------------------------

Number of Fund Shares
       Sold ...................................................      5,224,640        1,708,113        56,279,212        29,215,942
       Issued for distributions reinvested ....................                                           114,153         1,599,008
       Redeemed ...............................................     (4,706,880)      (1,208,749)      (51,682,080)      (35,421,146)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in shares outstanding ......        517,760          499,364         4,711,285        (4,606,196)
  Outstanding at:
       Beginning of period ....................................      3,067,368        2,568,004        17,771,476        22,377,672
                                                                  ------------------------------------------------------------------
       End of period ..........................................      3,585,128        3,067,368        22,482,761        17,771,476
                                                                  ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                           Small Cap Growth                   Mid Cap Growth

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended       Year Ended       Year Ended       Year Ended
                                                                       6/30/03          6/30/02          6/30/03          6/30/02
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................    $   (416,339)    $   (537,497)    $   (409,317)    $   (361,121)
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ...................................      (4,951,417)     (12,574,869)      (4,332,837)      (8,279,928)
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ...................................       7,519,520       (6,610,531)       7,069,701       (4,908,601)
                                                                   -----------------------------------------------------------------
           Net increase (decrease) in net assets
              resulting from operations ........................       2,151,764      (19,722,897)       2,327,547      (13,549,650)
                                                                   -----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ...................................                                                         (2,819,678)
       Short-term capital gains ................................
       Long-term capital gains .................................
       In excess of net investment income (loss) ...............
                                                                   -----------------------------------------------------------------
                                                                                                                         (2,819,678)
                                                                   -----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ................................      26,950,707       41,116,393       25,554,807       18,925,949
       Value of distributions reinvested .......................                                                          1,963,084
       Cost of shares redeemed .................................     (16,539,172)     (71,198,296)      (9,670,862)      (8,241,297)
                                                                   -----------------------------------------------------------------
           Net increase (decrease) in net assets
              from fund share transactions .....................      10,411,535      (30,081,903)      15,883,945       12,647,736
                                                                   -----------------------------------------------------------------
                    Total increase (decrease) ..................      12,563,299      (49,804,800)      18,211,492       (3,721,592)

Net Assets
       Beginning of period .....................................      45,956,103       95,760,903       29,806,797       33,528,389
                                                                   -----------------------------------------------------------------
       End of period ...........................................    $ 58,519,402     $ 45,956,103     $ 48,018,289     $ 29,806,797
                                                                   -----------------------------------------------------------------
       Undistributed (distributions in excess of)
           net investment income (loss) at end of period .......
                                                                   -----------------------------------------------------------------

Number of Fund Shares
       Sold ....................................................       4,751,791        5,717,869        3,603,306        1,944,353
       Issued for distributions reinvested .....................                                                            201,963
       Redeemed ................................................      (3,119,517)      (9,564,566)      (1,433,239)        (899,343)
                                                                   -----------------------------------------------------------------
           Net increase (decrease) in shares outstanding .......       1,632,274       (3,846,697)       2,170,067        1,246,973
  Outstanding at:
       Beginning of period .....................................       7,390,963       11,237,660        3,944,930        2,697,957
                                                                   -----------------------------------------------------------------
       End of period ...........................................       9,023,237        7,390,963        6,114,997        3,944,930
                                                                   -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                                                            Large Cap Growth

----------------------------------------------------------------------------------------------------
                                                                     Year Ended         Year Ended
                                                                       6/30/03           6/30/02
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) .................................    $     266,000     $    (196,970)
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ...................................      (66,616,683)      (99,653,240)
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ...................................       44,784,499       (39,159,257)
                                                                   ---------------------------------
           Net increase (decrease) in net assets
              resulting from operations ........................      (21,566,184)     (139,009,467)
                                                                   ---------------------------------
  Distributions to shareholders from:
       Net investment income ...................................
       Short-term capital gains ................................                            (12,942)
       Long-term capital gains .................................
       In excess of net investment income (loss) ...............
                                                                   ---------------------------------
                                                                                            (12,942)
                                                                   ---------------------------------
  Fund share transactions:
       Receipts for shares sold ................................       57,701,325        79,275,074
       Value of distributions reinvested .......................                             11,835
       Cost of shares redeemed .................................      (76,254,945)     (112,651,811)
                                                                   ---------------------------------
           Net increase (decrease) in net assets
              from fund share transactions .....................      (18,553,620)      (33,364,902)
                                                                   ---------------------------------
                    Total increase (decrease) ..................      (40,119,804)     (172,387,311)

Net Assets
       Beginning of period .....................................      415,177,701       587,565,012
                                                                   ---------------------------------
       End of period ...........................................    $ 375,057,897     $ 415,177,701
                                                                   ---------------------------------
       Undistributed (distributions in excess of)
           net investment income (loss) at end of period .......    $     266,000
                                                                   ---------------------------------

Number of Fund Shares
       Sold ....................................................        6,418,077         6,693,036
       Issued for distributions reinvested .....................                                962
       Redeemed ................................................       (8,705,066)       (9,755,128)
                                                                   ---------------------------------
           Net increase (decrease) in shares outstanding .......       (2,286,989)       (3,061,130)
  Outstanding at:
       Beginning of period .....................................       41,372,947        44,434,077
                                                                   ---------------------------------
       End of period ...........................................       39,085,958        41,372,947
                                                                   ---------------------------------

----------------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                     32 & 33


The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2003

------------------------------------------------------------------------------------------------------------------------------------

                                                                              Value                         Asset Allocation

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended       Year Ended         Year Ended
                                                                     6/30/03          6/30/02          6/30/03            6/30/02
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $  3,745,905     $  2,935,982     $   1,404,474     $   2,231,992
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................     30,999,629        6,873,675        (4,294,150)         (591,665)
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................    (44,842,078)     (68,491,304)        5,143,476       (16,603,868)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in net assets
               resulting from operations ......................    (10,096,544)     (58,681,647)        2,253,800       (14,963,541)
                                                                  ------------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................     (3,400,000)      (3,050,000)       (1,404,474)       (2,231,856)
       Short-term capital gains ...............................                        (706,356)
       Long-term capital gains ................................     (7,005,059)     (27,175,809)                        (11,011,109)
       In excess of net investment income (loss) ..............
                                                                  ------------------------------------------------------------------
                                                                   (10,405,059)     (30,932,165)       (1,404,474)      (13,242,965)
                                                                  ------------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................     36,533,929       48,260,039        23,134,221        28,400,841
       Value of distributions reinvested ......................      9,114,057       27,079,254         1,385,947        12,879,879
       Cost of shares redeemed ................................    (64,478,340)     (61,420,940)      (32,133,573)      (41,510,463)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in net assets
               from fund share transactions ...................    (18,830,354)      13,918,353        (7,613,405)         (229,743)
                                                                  ------------------------------------------------------------------
                   Total increase (decrease) ..................    (39,331,957)     (75,695,459)       (6,764,079)      (28,436,249)

  Net Assets
       Beginning of period ....................................    327,763,365      403,458,824       130,355,912       158,792,161
                                                                  ------------------------------------------------------------------
       End of period ..........................................   $288,431,408     $327,763,365     $ 123,591,833     $ 130,355,912
                                                                  ------------------------------------------------------------------
       Undistributed (distributions in excess of)
           net investment income at end of period .............   $  1,796,896     $  1,494,169     $       2,369     $       2,367
                                                                  ------------------------------------------------------------------

Number of Fund Shares
       Sold ...................................................      2,406,988        2,521,633         2,217,014         2,274,382
       Issued for distributions reinvested ....................        610,521        1,463,743           137,186         1,060,434
       Redeemed ...............................................     (4,291,659)      (3,246,017)       (3,140,778)       (3,295,396)
                                                                  ------------------------------------------------------------------
           Net increase (decrease) in shares outstanding ......     (1,274,150)         739,359          (786,578)           39,420
    Outstanding at:
       Beginning of period ....................................     19,400,521       18,661,162        11,751,230        11,711,810
                                                                  ------------------------------------------------------------------
       End of period ..........................................     18,126,371       19,400,521        10,964,652        11,751,230
                                                                  ------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                                          Fixed Income                  Short-Term Government
                                                                                                             Securities
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended       Year Ended       Year Ended
                                                                     6/30/03          6/30/02          6/30/03          6/30/02
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $  7,746,832     $  8,254,993     $  4,063,583     $  4,198,387
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................      7,769,720        3,564,619        1,578,897        1,522,035
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................     11,605,836          787,996          820,887          480,866
                                                                  ----------------------------------------------------------------
           Net increase (decrease) in net assets
               resulting from operations ......................     27,122,388       12,607,608        6,463,367        6,201,288
                                                                  ----------------------------------------------------------------
  Distributions to shareholders from:
       Net investment income ..................................     (7,746,832)      (8,217,815)      (4,063,583)      (4,198,387)
       Short-term capital gains ...............................       (668,667)
       Long-term capital gains ................................        (77,425)
       In excess of net investment income (loss) ..............                                                               (45)
                                                                  ----------------------------------------------------------------
                                                                    (8,492,924)      (8,217,815)      (4,063,583)      (4,198,432)
                                                                  ----------------------------------------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................    109,964,451       58,605,903       59,364,547       63,582,674
       Value of distributions reinvested ......................      8,471,105        8,170,127        4,044,560        4,148,138
       Cost of shares redeemed ................................    (49,219,612)     (36,058,843)     (45,366,310)     (51,622,107)
                                                                  ----------------------------------------------------------------
           Net increase (decrease) in net assets
               from fund share transactions ...................     69,215,944       30,717,187       18,042,797       16,108,705
                                                                  ----------------------------------------------------------------
                   Total increase (decrease) ..................     87,845,408       35,106,980       20,442,581       18,111,561

  Net Assets
       Beginning of period ....................................    202,984,376      167,877,396      118,991,973      100,880,412
                                                                  ----------------------------------------------------------------
       End of period ..........................................   $290,829,784     $202,984,376     $139,434,554     $118,991,973
                                                                  ----------------------------------------------------------------
       Undistributed (distributions in excess of)
           net investment income at end of period .............                    $     86,318
                                                                  ----------------------------------------------------------------

Number of Fund Shares
       Sold ...................................................     10,372,342        5,792,261        5,874,939        6,424,321
       Issued for distributions reinvested ....................        799,176          806,347          399,468          419,210
       Redeemed ...............................................     (4,659,645)      (3,573,219)      (4,486,437)      (5,243,812)
                                                                  ----------------------------------------------------------------
           Net increase (decrease) in shares outstanding ......      6,511,873        3,025,389        1,787,970        1,599,719
    Outstanding at:
       Beginning of period ....................................     19,976,324       16,950,935       11,944,535       10,344,816
                                                                  ----------------------------------------------------------------
       End of period ..........................................     26,488,197       19,976,324       13,732,505       11,944,535
                                                                  ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                                            Money Market

--------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                     6/30/03           6/30/02
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  Operations:
  Net investment income (loss) ................................   $   2,033,549     $   4,526,697
  Net realized gain (loss) on investments, futures, options, forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................
  Increase (decrease) in net unrealized appreciation
      (depreciation) on investments, futures, options,
      forward contracts, & foreign denominated other assets,
      liabilities & currency ..................................
                                                                  --------------------------------
           Net increase (decrease) in net assets
               resulting from operations ......................       2,033,549         4,526,697
                                                                  --------------------------------
  Distributions to shareholders from:
       Net investment income ..................................      (2,033,549)       (4,526,697)
       Short-term capital gains ...............................
       Long-term capital gains ................................
       In excess of net investment income (loss) ..............
                                                                  --------------------------------
                                                                     (2,033,549)       (4,526,697)
                                                                  --------------------------------
  Fund share transactions:
       Receipts for shares sold ...............................     207,724,852       218,391,823
       Value of distributions reinvested ......................       2,030,656         4,507,811
       Cost of shares redeemed ................................    (189,034,923)     (232,613,311)
                                                                  --------------------------------
           Net increase (decrease) in net assets
               from fund share transactions ...................      20,720,585        (9,713,677)
                                                                  --------------------------------
                   Total increase (decrease) ..................      20,720,585        (9,713,677)

  Net Assets
       Beginning of period ....................................     188,108,964       197,822,641
                                                                  --------------------------------
       End of period ..........................................   $ 208,829,549     $ 188,108,964
                                                                  --------------------------------
       Undistributed (distributions in excess of)
           net investment income at end of period .............
                                                                  --------------------------------

Number of Fund Shares
       Sold ...................................................     207,724,852       218,391,823
       Issued for distributions reinvested ....................       2,030,656         4,507,811
       Redeemed ...............................................    (189,034,923)     (232,613,311)
                                                                  --------------------------------
           Net increase (decrease) in shares outstanding ......      20,720,585        (9,713,677)
    Outstanding at:
       Beginning of period ....................................     188,108,964       197,822,641
                                                                  --------------------------------
       End of period ..........................................     208,829,549       188,108,964
                                                                  --------------------------------

--------------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

                                     34 & 35


The Preferred Group of Mutual Funds  Financial Highlights  June 30, 2003

Selected data for a share of beneficial interest outstanding throughout the year

                                    ----------------------------------------
                                    Income (Loss) From Investment Operations
----------------------------------------------------------------------------
                                                       Net
                        Net Asset        Net        Realized       Total
                         Value,       Investment       and          from
                        Beginning       Income     Unrealized    Investment
                         of Year        (Loss)     Gain (Loss)   Operations
----------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
----------------------------------------------------------------------------
Year Ended June 30,
  2001+                   $10.00       $(0.01)       $(0.29)       $(0.30)
  2002                      9.70        (0.01)        (1.81)        (1.82)
  2003                      7.88        .0.02         (1.51)        (1.49)

----------------------------------------------------------------------------
INTERNATIONAL VALUE
----------------------------------------------------------------------------
Year Ended June 30,
  1999                     16.18         0.21          0.88          1.09
  2000                     16.63         0.37          1.98          2.35
  2001                     18.11         0.16         (1.06)        (0.90)
  2002                     13.95         0.19         (0.44)        (0.25)
  2003                     12.22         0.18         (1.13)        (0.95)

----------------------------------------------------------------------------
SMALL CAP GROWTH
----------------------------------------------------------------------------
Year Ended June 30,
  1999                     15.59         0.01         (2.96)        (2.95)
  2000                     12.05         0.02          0.61          0.63
  2001                     12.65        (0.08)        (4.05)        (4.13)
  2002                      8.52        (0.07)        (2.23)        (2.30)
  2003                      6.22        (0.06)         0.33          0.27

----------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
----------------------------------------------------------------------------
Year Ended June 30,
  2001+                    10.00        (0.05)         2.48          2.43
  2002                     12.43        (0.09)        (3.93)        (4.02)
  2003                      7.56        (0.09)         0.38          0.29

----------------------------------------------------------------------------
LARGE CAP GROWTH
----------------------------------------------------------------------------
Year Ended June 30,
  1999                     21.97         0.00          5.87          5.87
  2000                     22.88         0.00          6.64          6.64
  2001                     26.43        (0.02)        (7.36)        (7.38)
  2002                     13.22         0.00         (3.18)        (3.18)
  2003                     10.04         0.01         (0.45)        (0.44)
----------------------------------------------------------------------------

                        -------------------------------------------------------------------
                                               Less Distributions
---------------------------------------------------------------------------------------------------------------------

                                       From Net                  In Excess                   Net Asset       Total
                         From Net      Realized     In Excess      of Net                      Value,      Return at
                        Investment     Gains on    of Realized   Investment       Total        End of      Net Asset
                          Income      Investments     Gains     Income (Loss) Distributions     Year        Value(1)
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                   $   --        $   --        $   --       $   --        $   --        $ 9.70       (3.00%)++
  2002                        --            --            --           --            --          7.88      (18.76%)
  2003                        --            --            --           --            --          6.39      (18.91%)

---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.17)        (0.47)           --           --         (0.64)        16.63        7.21%
  2000                     (0.23)        (0.64)           --           --         (0.87)        18.11       14.15%
  2001                     (0.35)        (2.91)           --           --         (3.26)        13.95       (5.51%)
  2002                     (0.24)        (1.24)           --           --         (1.48)        12.22       (0.75%)
  2003                     (0.05)        (0.02)           --           --         (0.07)        11.20       (7.75%)##

---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.02)        (0.57)           --           --         (0.59)        12.05      (19.07%)
  2000                     (0.01)           --            --        (0.02)        (0.03)        12.65        5.22%
  2001                        --            --            --           --            --          8.52      (32.65%)
  2002                        --            --            --           --            --          6.22      (26.99%)
  2003                        --            --            --           --            --          6.49        4.34%

---------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                       --            --            --           --            --         12.43       24.30%++
  2002                        --         (0.85)           --           --         (0.85)         7.56      (33.77%)
  2003                        --            --^^          --           --            --          7.85        3.84%

---------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                        --         (4.96)           --           --         (4.96)        22.88       30.56%
  2000                        --         (3.09)           --           --         (3.09)        26.43       30.00%
  2001                        --         (5.83)           --           --         (5.83)        13.22      (30.38%)
  2002                        --^^          --            --           --            --         10.04      (24.13%)
  2003                        --            --            --           --            --          9.60       (4.29%)
---------------------------------------------------------------------------------------------------------------------

                                         --------------------------------------
                                             Ratios to Average Net Assets
---------------------------------------------------------------------------------------------
                                                       Operating
                                                       Expenses         Net
                                                        Before       Investment     Portfolio
                         Net Assets,     Operating     Voluntary       Income       Turnover
                         End of Year     Expenses       Waiver         (Loss)         Rate
---------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                 $ 24,908,857      0.77%++         --          (0.06%)++      42.68%++
  2002                    24,156,314      1.90%           --          (0.15%)       160.30%
  2003                    22,911,932      2.02%           --           0.25%        162.33%

---------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                   312,384,280      1.20%           --           0.43%         15.31%
  2000                   345,919,973      1.20%           --           2.32%         28.96%
  2001                   312,147,220      1.20%           --           1.02%         29.48%
  2002                   217,161,153      1.26%           --           0.90%         43.45%
  2003                   251,802,359      1.03%###      1.27%###       1.71%         23.04%

---------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                   107,618,457      0.92%           --           0.15%        121.53%
  2000                   118,388,579      1.11%           --          (0.39%)       236.49%
  2001                    95,760,903      1.26%           --          (0.81%)       183.26%
  2002                    45,956,103      1.37%           --          (0.98%)       193.79%
  2003                    58,519,402      1.50%           --          (1.04%)       189.87%

---------------------------------------------------------------------------------------------
MID CAP GROWTH (Commenced investment operations on April 2, 2001)
---------------------------------------------------------------------------------------------
Year Ended June 30,
  2001+                   33,528,389      0.61%++         --          (0.47%)++      95.83%++
  2002                    29,806,797      1.47%           --          (1.11%)       246.60%
  2003                    48,018,289      1.62%           --          (1.33%)       203.95%

---------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                   666,402,699      0.83%           --          (0.15%)        74.31%
  2000                   844,915,684      0.83%           --          (0.31%)        72.50%
  2001                   587,565,012      0.85%           --          (0.14%)        95.12%
  2002                   415,177,701      0.87%           --          (0.04%)        72.56%
  2003                   375,057,897      0.94%           --           0.08%         65.10%
---------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

+     For the period 4/2/01 - 6/30/01.

++    Not annualized

^^    Distribution represents less than $0.01 per share.

+++   Annualized

## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived for the period July 1, 2002 through June 30, 2003.

### The operating expenses would have been higher if a portion of the management fee had not been waived for the period July 1, 2002 through June 30, 2003.

See notes to financial statements

                                                          www.PreferredGroup.com

                                     36 & 37


The Preferred Group of Mutual Funds  Financial Highlights  June 30, 2003

Selected data for a share of beneficial interest outstanding throughout the year

                                    ----------------------------------------
                                    Income (Loss) From Investment Operations
----------------------------------------------------------------------------
                                                       Net
                        Net Asset        Net        Realized       Total
                         Value,       Investment       and          from
                        Beginning       Income     Unrealized    Investment
                         of Year        (Loss)     Gain (Loss)   Operations
----------------------------------------------------------------------------
VALUE
----------------------------------------------------------------------------
Year Ended June 30,
  1999                    $26.49       $ 0.19        $ 1.43        $ 1.62
  2000                     26.80         0.16         (1.59)        (1.43)
  2001                     21.95         0.18          2.33          2.51
  2002                     21.62         0.16         (3.19)        (3.03)
  2003                     16.89         0.20         (0.61)        (0.41)

----------------------------------------------------------------------------
ASSET ALLOCATION
----------------------------------------------------------------------------
Year Ended June 30,
  1999                     15.65         0.46          2.18          2.64
  2000                     16.81         0.57          0.33          0.90
  2001                     16.77         0.45         (1.20)        (0.75)
  2002                     13.56         0.20         (1.46)        (1.26)
  2003                     11.09         0.13          0.18          0.31

----------------------------------------------------------------------------
FIXED INCOME
----------------------------------------------------------------------------
Year Ended June 30,
  1999                     10.42         0.58         (0.46)         0.12
  2000                      9.76         0.59         (0.25)         0.34
  2001                      9.51         0.62          0.38          1.00
  2002                      9.90         0.45          0.26          0.71
  2003                     10.16         0.33          0.86          1.19

----------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
----------------------------------------------------------------------------
Year Ended June 30,
  1999                      9.77         0.47         (0.16)         0.31
  2000                      9.61         0.52         (0.10)         0.42
  2001                      9.51         0.58          0.23          0.81
  2002                      9.75         0.40          0.21          0.61
  2003                      9.96         0.31          0.19          0.50

----------------------------------------------------------------------------
MONEY MARKET
----------------------------------------------------------------------------
Year Ended June 30,
  1999                      1.00         0.05            --          0.05
  2000                      1.00         0.05            --          0.05
  2001                      1.00         0.06            --          0.06
  2002                      1.00         0.02            --          0.02
  2003                      1.00         0.01            --          0.01
----------------------------------------------------------------------------

                        -------------------------------------------------------------------
                                                Less Distributions
--------------------------------------------------------------------------------------------------------------------
                                       From Net                  In Excess                   Net Asset       Total
                         From Net      Realized     In Excess      of Net                      Value,      Return at
                        Investment     Gains on    of Realized   Investment       Total        End of      Net Asset
                          Income      Investments     Gains     Income (Loss) Distributions     Year        Value(1)
--------------------------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                    $(0.26)       $(1.05)       $   --       $   --        $(1.31)       $26.80        6.59%
  2000                     (0.17)        (3.25)           --           --         (3.42)        21.95       (5.19%)
  2001                     (0.16)        (2.68)           --           --         (2.84)        21.62       11.78%
  2002                     (0.17)        (1.53)           --           --         (1.70)        16.89      (14.69%)
  2003                     (0.19)        (0.38)           --           --         (0.57)        15.91       (2.21%)

--------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.46)        (1.02)           --           --         (1.48)        16.81       17.19%
  2000                     (0.57)        (0.37)           --           --^        (0.94)        16.77        5.60%
  2001                     (0.45)        (2.01)           --           --         (2.46)        13.56       (5.13%)
  2002                     (0.20)        (1.01)           --           --         (1.21)        11.09       (9.94%)
  2003                     (0.13)           --            --           --         (0.13)        11.27        2.95%

--------------------------------------------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.59)        (0.11)        (0.08)          --         (0.78)         9.76        1.07%
  2000                     (0.59)           --            --           --         (0.59)         9.51        3.62%
  2001                     (0.60)           --            --        (0.01)        (0.61)         9.90       10.78%
  2002                     (0.45)           --            --           --         (0.45)        10.16        7.25%
  2003                     (0.34)        (0.03)           --           --         (0.37)        10.98       11.94%

--------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.47)           --            --           --         (0.47)         9.61        3.27%
  2000                     (0.52)           --            --           --         (0.52)         9.51        4.46%
  2001                     (0.57)           --            --           --         (0.57)         9.75        8.64%
  2002                     (0.40)           --            --           --         (0.40)         9.96        6.40%
  2003                     (0.31)           --            --           --         (0.31)        10.15        5.05%

--------------------------------------------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
  1999                     (0.05)           --            --           --         (0.05)         1.00        4.89%
  2000                     (0.05)           --            --           --         (0.05)         1.00        5.45%
  2001                     (0.06)           --            --           --         (0.06)         1.00        5.69%
  2002                     (0.02)           --            --           --         (0.02)         1.00        2.25%
  2003                     (0.01)           --            --           --         (0.01)         1.00        1.08%
--------------------------------------------------------------------------------------------------------------------

                                       ----------------------------
                                       Ratios to Average Net Assets
-------------------------------------------------------------------------------
                                                          Net
                                                       Investment     Portfolio
                         Net Assets,     Operating       Income       Turnover
                         End of Year     Expenses        (Loss)         Rate
-------------------------------------------------------------------------------
VALUE
-------------------------------------------------------------------------------
Year Ended June 30,
  1999                  $427,233,476       0.84%         0.71%         23.26%
  2000                   341,272,045       0.86%         0.64%          7.75%
  2001                   403,458,824       0.87%         0.81%         25.95%
  2002                   327,763,365       0.87%         0.81%         19.02%
  2003                   288,431,408       1.05%         1.33%        114.06%

-------------------------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------------------------
Year Ended June 30,
  1999                   241,512,121       0.89%         2.85%          5.80%
  2000                   216,710,840       0.89%         3.37%         32.32%
  2001                   158,792,161       0.93%         2.95%         18.72%
  2002                   130,355,912       0.99%         1.60%         13.70%
  2003                   123,591,833       1.11%         1.24%         11.90%

-------------------------------------------------------------------------------
FIXED INCOME
-------------------------------------------------------------------------------
Year Ended June 30,
  1999                   180,048,188       0.65%         5.77%        158.46%
  2000                   167,574,231       0.68%         6.20%        253.33%
  2001                   167,877,396       0.69%         6.39%        117.61%
  2002                   202,984,376       0.69%         4.48%        506.61%
  2003                   290,829,784       0.74%         3.18%        665.38%

-------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
-------------------------------------------------------------------------------
Year Ended June 30,
  1999                    66,551,373       0.55%         4.87%         66.64%
  2000                    71,820,435       0.57%         5.46%        120.81%
  2001                   100,880,412       0.54%         5.89%         85.75%
  2002                   118,991,973       0.54%         4.02%        140.06%
  2003                   139,434,554       0.56%         3.04%        115.00%

-------------------------------------------------------------------------------
MONEY MARKET
-------------------------------------------------------------------------------
Year Ended June 30,
  1999                   194,808,109       0.45%         4.73%           N/A
  2000                   143,964,773       0.46%         5.21%           N/A
  2001                   197,822,641       0.47%         5.42%           N/A
  2002                   188,108,964       0.45%         2.23%           N/A
  2003                   208,829,549       0.52%         1.06%           N/A
-------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

^     Underlying value is less than $(0.01) per share.

++    Not annualized

+++   Annualized

See notes to financial statements

                                                          www.PreferredGroup.com

38


The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003

--------------------------------------------------------------------------------
Preferred International Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     COMMON STOCK--92.28%                               SHARES          VALUE
--------------------------------------------------------------------------------

Australia--6.63%

Banks--1.41%
  Macquarie Bank Ltd *                                   9,500        $  183,709
  Westpac Banking Corp                                  12,800           139,662
                                                                      ----------
                                                                         323,371
                                                                      ----------

Insurance--0.58%
  QBE Insurance Group Ltd                               21,300           133,294

Non-Ferrous Metals--1.29%
  BHP Billiton Ltd *                                    51,109           296,500

Publishing & Broadcasting--3.35%
  News Corporation Ltd                                 101,900           766,313
                                                                      ----------

  Total Australia                                                      1,519,478
                                                                      ----------

Austria--0.54%

Banks--0.54%
  Erste Bank der Oesterreichischen *                     1,400           123,916
                                                                      ----------

  Total Austria                                                          123,916
                                                                      ----------

Bermuda--0.53%

Distributors--0.53%
  Li & Fund Ltd *                                       94,000           121,144
                                                                      ----------

  Total Bermuda                                                          121,144
                                                                      ----------

Canada--5.88%

Banks--2.77%
  Bank Montreal                                          7,400           232,248
  Bank Nova Scotia Halifax                               6,300           279,277
  Royal Bank of Canada Montreal                          2,900           122,738
                                                                      ----------
                                                                         634,263
                                                                      ----------

Software--0.45%
  Cognos Inc *                                           3,800           102,600

Telecommunications--2.66%
  BCE Inc                                                3,500            80,184
  JDS Uniphase Corp *                                   42,300           148,473
  Nortel Networks Corp *                                57,700           155,790
  Research In Motion Ltd *                              10,500           226,905
                                                                      ----------
                                                                         611,352
                                                                      ----------

  Total Canada                                                         1,348,215
                                                                      ----------

Cayman Islands--0.30%

Software--0.30%
  Sina Corp                                              3,400            69,122
                                                                      ----------

  Total Cayman Islands                                                    69,122
                                                                      ----------

China--3.77%

Marine--0.22%
  China Shipping Development Co Ltd                    138,000            49,550

Oil & Gas--1.66%
  China Petroleum & Chemical Corp                      902,000           215,143
  CNOOC Ltd                                             61,000            89,175
  PetroChina Co Ltd                                    250,000            75,338
                                                                      ----------
                                                                         379,656
                                                                      ----------

Telecommunications--0.20%
  Sohu.com Inc *                                         1,400            46,545

Utilities & Power--1.69%
  Huaneng Power International                          340,000           388,041
                                                                      ----------

  Total China                                                            863,792
                                                                      ----------

Denmark--1.42%

Pharmaceuticals--1.42%
  Novo-Nordisk A/S                                       9,300           326,056
                                                                      ----------

  Total Denmark                                                          326,056
                                                                      ----------

Finland--3.37%

Telecommunications--3.37%
  Nokia Oyj                                             46,800           771,947
                                                                      ----------

  Total Finland                                                          771,947
                                                                      ----------

France--5.69%

Banks--1.18%
  BNP Paribas                                            5,300           269,762

Insurance--2.51%
  AXA                                                   37,000           574,976

Service Company--0.33%
  Wanadoo *                                             11,300            75,777

Software--1.10%
  Business Objects SA *                                 11,500           252,425

Telecommunications--0.57%
  Orange SA                                             14,700           130,704
                                                                      ----------

  Total France                                                         1,303,644
                                                                      ----------

Germany--4.13%

Software--4.13%
  SAP AG                                                 4,300           507,962
  T-Online International *                              42,300           437,900
                                                                      ----------
                                                                         945,862
                                                                      ----------

  Total Germany                                                          945,862
                                                                      ----------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

--------------------------------------------------------------------------------
        COMMON STOCK                                    SHARES           VALUE
--------------------------------------------------------------------------------

Ireland--0.22%

Banks--0.22%
 Bank of Ireland                                         4,200        $   50,774
                                                                      ----------

 Total Ireland                                                            50,774
                                                                      ----------

Israel--2.46%

Health Care--1.79%
 Teva Pharmaceutical Industries ADR                      7,200           409,896

Software--0.67%
 Check Point Software Technologies *                     7,900           154,445
                                                                      ----------

 Total Israel                                                            564,341
                                                                      ----------

Italy--4.74%

Banking--2.15%
 San Paolo-IMI SPA                                      21,400           199,138
 UniCredito Italiano SPA                                61,400           293,095
                                                                      ----------
                                                                         492,233
                                                                      ----------

Publishing & Broadcasting--2.12%
 Mediaset SPA                                           57,400           486,600

Telecommunications--0.47%
 TIM SPA                                                21,700           107,080
                                                                      ----------

 Total Italy                                                           1,085,913
                                                                      ----------

Japan--13.26%

Automobiles--0.92%
 Nissan Motor Co Ltd                                    22,000           210,721

Consumer Goods--0.46%
 Kirin Brewery Co Ltd                                   15,000           105,628

Electrical Equipment--6.59%
 Canon Inc                                              18,000           827,500
 Fujikura Kasei Co Ltd                                  19,000            62,776
 Keyence Corp                                              300            55,067
 Pioneer Corp                                           10,800           243,294
 Sharp Corp                                             25,000           321,430
                                                                      ----------
                                                                       1,510,067
                                                                      ----------

Health Care--0.39%
 Chugai Pharmaceutical Co Ltd                            7,900            89,905

Service--2.14%
 Yahoo Japan Corp *                                         30           488,090

Telecommunications--2.76%
 Kddi Corp                                                  39           151,308
 NTT DoCoMo Inc                                            222           481,582
                                                                      ----------
                                                                         632,890
                                                                      ----------

 Total Japan                                                           3,037,301
                                                                      ----------

Netherlands--1.82%

Banks--0.80%
 ABN AMRO Holding NV                                     9,600           183,856

Biotechnology--0.16%
 Qiagen NV *                                             4,400            37,199

Electronics--0.86%
 STMicroelectronics NV                                   9,300           195,333
                                                                      ----------

 Total Netherlands                                                       416,388
                                                                      ----------

Norway--0.48%

Oil & Gas--0.48%
 Statoil ASA                                            12,800           109,126
                                                                      ----------

 Total Norway                                                            109,126
                                                                      ----------

Portugal--0.49%

Telecommunications--0.49%
 Portugal Telecom SGPS SA                               15,800           113,405
                                                                      ----------

 Total Portugal                                                          113,405
                                                                      ----------

Singapore--1.68%

Electrical Equipment--1.68%
 Flextronics International Ltd *                        18,500           192,215
 Venture Corp Ltd                                       21,000           192,020
                                                                      ----------
                                                                         384,235
                                                                      ----------

 Total Singapore                                                         384,235
                                                                      ----------

Spain--6.23%

Banks--2.01%
 Banco Popular Espanol                                   9,100           460,560

Energy--0.97%
 Repsol YPF SA                                          13,700           222,509

Telecommunications--3.25%
 Telefonica SA                                          64,027           744,572
                                                                      ----------

 Total Spain                                                           1,427,641
                                                                      ----------

Sweden--1.58%

Household Appliances--0.15%
 Electrolux AB                                           1,700            33,595

Merchandising--1.43%
 Hennes & Mauritz AB                                    14,300           329,097
                                                                      ----------

 Total Sweden                                                            362,692
                                                                      ----------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

40  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred International Growth Fund continued

-------------------------------------------------------------------------------
   COMMON STOCK                                         SHARES           VALUE
-------------------------------------------------------------------------------

Switzerland--9.31%

Banks--5.62%
 Credit Suisse Group                                    26,600     $    701,606
 UBS AG                                                 10,500          585,362
                                                                   ------------
                                                                      1,286,968
                                                                   ------------

Health Care--0.46%
 Novartis AG                                             2,670          105,883

Insurance--3.23%
 Zurich Financial Services AG                            6,200          740,826
                                                                   ------------

 Total Switzerland                                                    2,133,677
                                                                   ------------

Thailand--0.94%

Banks--0.51%
 Bangkok Bank Plc *                                     42,000           67,388
 Kasikornbank Plc *
   (Foreign Registered)                                 52,000           48,514
                                                                   ------------
                                                                        115,902
                                                                   ------------

Telecommunications--0.43%
 Advanced Info Service Plc
   (Foreign Registered)                                 68,000           98,598
                                                                   ------------

 Total Thailand                                                         214,500
                                                                   ------------

United Kingdom--16.81%

Banks--2.45%
 Royal Bank of Scotland Group Plc                       16,100          452,399
 Standard Chartered Plc                                  8,900          108,272
                                                                   ------------
                                                                        560,671
                                                                   ------------

Consumer Goods--1.95%
 Kingfisher Plc                                         97,300          445,894

Health Care--4.16%
 AstraZeneca Plc                                        19,900          799,293
 GlaxoSmithKline Plc                                     7,600          153,634
                                                                   ------------
                                                                        952,927
                                                                   ------------

Insurance--0.23%
 Aviva Plc                                               7,700           53,550

Media--3.70%
 British Sky Broadcasting Plc *                         76,400          847,981

Metals & Mining--0.35%
 Anglo American Plc                                      5,200           79,505

Oil & Gas--0.23%
 Rio Tinto Plc                                           2,800           52,761

Software--0.40%
 Sage Group Plc                                         34,100           91,310

Telecommunications--3.34%
 Vodafone Group Plc                                    390,300          764,475
                                                                   ------------

 Total United Kingdom                                                 3,849,074
                                                                   ------------

Total Common Stock
 (Cost $19,324,235)                                                  21,142,243
                                                                   ------------

--------------------------------------------------------------------------------
        SHORT TERM
    INVESTMENTS--20.23%                               SHARES            VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--5.04%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                   1,155,665        1,155,665
                                                                   ------------

Short Term Investment
Fund--15.19%
 Securities Lending Quality Trust^^^                 3,481,303        3,481,303
                                                                   ------------
 1.24% yield as of June 30, 2003

Total Short Term Investments
 (Cost $4,636,968)                                                    4,636,968
                                                                   ------------

Total Investments--112.51%
 (Cost $23,961,203)                                                  25,779,211
                                                                   ------------

Other Assets & Liabilities-- -12.51%                                 (2,867,279)
                                                                   ------------

Total Net Assets--100%                                             $ 22,911,932
                                                                   ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

--------------------------------------------------------------------------------
Preferred International Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     COMMON STOCK--94.08%                            SHARES             VALUE
--------------------------------------------------------------------------------

Brazil--2.35%

Oil & Gas--2.35%
 Petroleo Brasioleiro SA ADR
   (Foreign Registered)                              300,000         $ 5,928,000
                                                                     -----------

 Total Brazil                                                          5,928,000
                                                                     -----------

Canada--6.41%

Automobiles--0.38%
 Canadian Tire Ltd                                    40,300             966,070

Banks--1.95%
 Bank Nova Scotia Halifax                            111,000           4,920,597

Non-Ferrous Metals--2.09%
 Alcan Aluminum Ltd                                  170,000           5,267,712

Paper & Forest Products--1.99%
 Abitibi-Consolidated Inc                            785,000           4,979,532
                                                                     -----------

 Total Canada                                                         16,133,911
                                                                     -----------

China--3.66%

Financial Services--1.88%
 Swire Pacific Ltd                                 1,084,800           4,729,737

Real Estate--1.78%
 Henderson Land Development                        1,572,600           4,497,090
                                                                     -----------

 Total China                                                           9,226,827
                                                                     -----------

Finland--2.13%

Paper & Forest Products--2.13%
 Stora Enso Oyj                                      480,000           5,372,129
                                                                     -----------

 Total Finland                                                         5,372,129
                                                                     -----------

France--5.94%

Automobile Components--2.00%
 Valeo SA                                            145,000           5,036,946

Food & Drug Retailing--1.50%
 Carrefour SA                                         76,724           3,766,587

Leisure Time Industries--2.44%
 ACCOR                                               169,800           6,152,344
                                                                     -----------

 Total France                                                         14,955,877
                                                                     -----------

Germany--9.12%

Apparel & Textiles--1.97%
 Adidas-Salomon AG                                    57,900           4,959,664

Automotive--4.32%
 Continental AG                                      310,000           6,518,238
 DaimlerChrysler AG                                  125,000           4,370,951
                                                                     -----------
                                                                      10,889,189
                                                                     -----------
Consumer Goods--2.83%
 Metro AG                                            220,000           7,123,500
                                                                     -----------

 Total Germany                                                        22,972,353
                                                                     -----------

Italy--5.22%

Apparel & Textiles--1.46%
 Benetton Group SPA                                  355,000           3,687,300

Energy--2.13%
 Saipem SPA                                          715,000           5,362,237

Food Products--1.63%
 Parmalat Finanziaria SPA                          1,300,000           4,097,192
                                                                     -----------

 Total Italy                                                          13,146,729
                                                                     -----------

Japan--12.41%

Drugs & Health Care--3.43%
 Daiichi Pharmaceutical Co Ltd                       320,500           4,182,237
 Tanabe Seiyaku Co                                   660,900           4,444,415
                                                                     -----------
                                                                       8,626,652
                                                                     -----------

Electrical Equipment--2.08%
 Hitachi Ltd                                       1,235,800           5,248,193

Financials--1.99%
 Sumitomo Trust & Banking                          1,450,800           5,023,420

Household Durables--1.38%
 Daiwa House Industry Co Ltd                         502,700           3,464,438

Insurance--3.53%
 Mitsui Sumitomo Insurance Co                      1,088,000           5,056,243
 Sompo Japan Insurance                               700,200           3,826,549
                                                                     -----------
                                                                       8,882,792
                                                                     -----------

 Total Japan                                                          31,245,495
                                                                     -----------

Netherlands--6.79%

Banks--2.43%
 ABN Amro Holdings NV                                320,000           6,128,534

Chemicals--2.21%
 Akzo Novel NV                                       210,000           5,575,033

Financial Services--2.15%
 ING Groep NV                                        310,000           5,395,019
                                                                     -----------

 Total Netherlands                                                    17,098,586
                                                                     -----------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

42  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred International Value Fund continued

-------------------------------------------------------------------------------
         COMMON STOCK                                SHARES           VALUE
-------------------------------------------------------------------------------

Portugal--1.98%

Telecommunications--1.98%
 Portugal Telecom SGPS SA                            695,000      $   4,988,405
                                                                  -------------

 Total Portugal                                                       4,988,405
                                                                  -------------

Singapore--2.74%

Banks--2.74%
 United Overseas Bank Ltd                            980,200          6,903,013
                                                                  -------------

 Total Singapore                                                      6,903,013
                                                                  -------------

South Korea--3.72%

Household Durables--1.90%
 Samsung Electronics Co Ltd                           16,090          4,781,875

Utilities--1.82%
 Korea Electric Power Corp                           290,000          4,588,531
                                                                  -------------

 Total South Korea                                                    9,370,406
                                                                  -------------

Spain--4.75%

Banks--2.09%
 BBV Argentaria                                      500,000          5,262,395

Utilities--2.66%
 Iberdrola SA                                        385,500          6,686,796
                                                                  -------------

 Total Spain                                                         11,949,191
                                                                  -------------

Sweden--2.67%

Household Durables--2.67%
 Electrolux AB - Series B                            340,000          6,719,031
                                                                  -------------

 Total Sweden                                                         6,719,031
                                                                  -------------

Switzerland--7.36%

Apparel & Textiles--2.16%
 Swatch Group                                         60,000          5,449,097

Chemicals--2.01%
 Givaudan AG                                          12,000          5,060,669

Construction Materials--2.13%
 Holcim Ltd *                                        145,000          5,369,377

Merchandising--1.06%
 Valora Holdings AG                                   13,000          2,664,250
                                                                  -------------

 Total Switzerland                                                   18,543,393
                                                                  -------------

United Kingdom--16.83%

Aerospace & Defense--1.68%
 Rolls-Royce Plc                                   2,000,000          4,239,690

Banks--3.81%
 Lloyds TSB Group Plc                                735,000          5,227,030
 Royal Bank of Scotland Plc                          155,000          4,355,394
                                                                  -------------
                                                                      9,582,424
                                                                  -------------
Chemicals--0.98%
 Imperial Chemical Industries Plc                  1,213,436          2,461,984

Construction Materials--2.05%
 Hanson Plc                                          925,000          5,163,972

Leisure Time Industries--2.96%
 Carnival Plc                                        245,279          7,463,816

Media--2.34%
 Pearson Plc                                         630,000          5,893,914

Telecommunications--3.01%
 Vodafone Group Plc                                3,850,700          7,542,317
                                                                  -------------

 Total United Kingdom                                                42,348,117
                                                                  -------------

Total Common Stock
 (Cost $235,414,534)                                                236,901,463
                                                                  -------------

-------------------------------------------------------------------------------
             SHORT TERM
        INVESTMENTS--27.20%                      PAR/SHARES             VALUE
-------------------------------------------------------------------------------

Repurchase Agreements--4.93%
 State Street Repo, 0.35%, dated
 June 30, 2003, due July 1, 2003,
 repurchase price $12,403,121,
 collateralized by U.S. Treasury
 Note @                                          $12,403,000         12,403,000

Short Term Investment
Trust--22.27%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                  56,082,446         56,082,446
                                                                  -------------

Total Short Term Investments
 (Cost $68,485,446)                                                  68,485,446
                                                                  -------------

Total Investments--121.28%
 (Cost $303,899,980)                                                305,386,909
                                                                  -------------

Other Assets & Liabilities-- -21.28%                                (53,584,550)
                                                                  -------------

Total Net Assets--100%                                            $ 251,802,359
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    COMMON STOCK--96.52%                                 SHARES          VALUE
--------------------------------------------------------------------------------

Banks--6.42%
 Boston Private Financial Holdings                       21,470       $  452,588
 Community First Bankshares Inc                          11,830          322,959
 East-West Bancorp Inc                                   13,700          495,118
 Netbank Inc                                             27,850          366,506
 New York Community Bancorp Inc                               1               29
 Provident Bankshares Corp                                8,770          222,846
 R & G Financial Corp                                    18,450          547,965
 Republic Bancorp Inc                                    26,587          356,798
 UCBH Holdings Inc                                        9,630          276,188
 United Bankshares Inc                                   13,860          397,089
 Wintrust Financial Corp                                 10,720          317,312
                                                                      ----------
                                                                       3,755,398
                                                                      ----------

Chemicals--1.68%
 Airgas Inc                                              22,720          380,560
 Ferro Corp                                              10,290          231,834
 Olin Corp                                               21,520          367,992
                                                                      ----------
                                                                         980,386
                                                                      ----------

Computer Software--8.26%
 Ascential Software Corp *                               24,310          399,656
 Avid Technology Inc *                                   10,920          382,964
 Documentum Inc *                                        23,140          455,164
 Filenet Corp *                                          18,550          334,642
 Legato Systems Inc *                                    50,630          424,786
 Macromedia Inc *                                        19,000          399,760
 Micromuse Inc *                                         69,040          551,630
 MicroStrategy Inc *                                      9,800          357,014
 Progress Software Corp *                                13,390          277,575
 SkillSoft Plc *                                         78,290          395,365
 Take-Two Interactive Software Inc *                     17,890          507,003
 Verint Systems Inc *                                    11,740          298,313
 Verity Inc *                                             3,820           48,361
                                                                      ----------
                                                                       4,832,233
                                                                      ----------

Consumer Products--0.69%
 NBTY Inc *                                              19,240          405,194

Discount & Fashion
Retailing--5.40%
 AC Moore Arts & Crafts Inc *                            23,610          472,908
 Cost Plus Inc *                                         11,770          419,718
 Quicksilver Inc *                                       23,180          382,238
 Select Comfort Corp *                                   17,240          282,391
 Sharper Image Corp *                                    10,850          295,880
 Tractor Supply Co *                                      6,440          307,510
 United Rentals Inc *                                    18,030          250,437
 Urban Outfitters Inc *                                  10,940          392,746
 Zale Corp *                                              8,870          354,800
                                                                      ----------
                                                                       3,158,628
                                                                      ----------

Electrical & Electronics--14.60%
 ATMI Inc *                                              20,740          517,878
 Cabot Microelectronics Corp *                           10,160          512,775
 Cognex Corp *                                           14,860          332,121
 ChipPAC Inc *                                           79,230          607,694
 Cree Inc *                                              20,290          330,321
 Cymer Inc *                                             11,970          377,773
 Exar Corp *                                             18,940          299,820
 Formfactor Inc *                                        15,310          270,987
 FuelCell Energy Inc *                                   57,310          469,369
 Integrated Circuit Systems Inc *                        12,610          396,332
 Integrated Device Technology Inc *                      44,460          491,283
 LTX Corp *                                              54,480          469,618
 Micrel Inc *                                            20,240          210,294
 Newport Corp *                                          23,750          351,500
 Omnivision Technologies Inc *                            8,030          250,536
 Plexus Corp *                                           24,170          278,680
 Power Integrations Inc *                                10,170          247,334
 Power-One Inc *                                         30,300          216,645
 RF Micro Devices Inc *                                  44,100          265,482
 Varian Semiconductor Equipment
   Associates Inc *                                      20,110          598,474
 Vitesse Semiconductor Corp *                           111,400          548,088
 Zoran Corp *                                            26,150          502,342
                                                                      ----------
                                                                       8,545,346
                                                                      ----------

Finance--4.65%
 Affiliated Managers Group *                              8,830          538,189
 Ameritrade Holding Corp *                               24,760          183,472
 eSpeed Inc *                                            37,940          749,694
 iDine Rewards Network Inc                               33,250          456,855
 Jefferies Group Inc                                     11,070          551,175
 Portfolio Recovery Associates Inc *                      7,840          244,530
                                                                      ----------
                                                                       2,723,915
                                                                      ----------

Food--1.38%
 American Italian Pasta Co *                              7,970          331,951
 Hain Celestial Group Inc *                              13,650          218,264
 Panera Bread Co *                                        6,400          256,000
                                                                      ----------
                                                                         806,215
                                                                      ----------

Fuel--1.77%
 Denbury Resources Inc *                                 28,810          386,918
 Grey Wolf Inc *                                        102,010          412,120
 Unit Corp *                                             11,420          238,792
                                                                      ----------
                                                                       1,037,830
                                                                      ----------

Health Care--17.83%
 Advisory Board Co *                                      9,640          390,613
 Amsurg Corp *                                           14,130          430,965
 Biosite Inc *                                           11,020          530,062
 Cooper Cos Inc                                          18,680          649,504
 Dade Behring Holdings Inc *                             32,210          739,864
 Gen-Probe Inc *                                         20,810          850,505
 ICU Medical Inc *                                       13,050          406,508
 Immucor Inc *                                           26,880          585,715
 Impath Inc *                                            19,730          278,982
 Integra LifeSciences Holding Corp *                     20,500          540,790
 KV Pharmaceutical Co *                                  12,775          355,145
 Medicines Co *                                          17,660          347,725
 MGI Pharma Inc *                                        17,760          455,189
 NPS Pharmaceuticals *                                   19,440          473,170
 Option Care Inc *                                       26,990          311,195
 OSI Pharmaceuticals Inc *                               13,600          438,056
 Sierra Health Services *                                26,590          531,800
 Telik Inc *                                             21,960          352,897

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

44  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES         VALUE
--------------------------------------------------------------------------------

Health Care (continued)
 Trimeris Inc *                                         21,350     $    975,268
 United Therapeutics Corp *                             16,870          367,429
 Wilson Greatbatch
   Technologies Inc *                                   11,720          423,092
                                                                   ------------
                                                                     10,434,474
                                                                   ------------

Housing & Real Estate--1.34%
 Alexandria Real Estate Equities Inc                     5,000          225,000
 Chicago Bridge & Iron Co NV                            13,030          295,520
 Ventas Inc                                             17,570          266,186
                                                                   ------------
                                                                        786,706
                                                                   ------------

Insurance--1.14%
 Platinum Underwriters Holdings Ltd                     14,150          384,031
 Scottish Annuity & Life Holdings Ltd                   14,090          284,759
                                                                   ------------
                                                                        668,790
                                                                   ------------

Leisure Time Industries--2.84%
 Alliance Gaming Corp *                                 21,920          414,507
 Marvel Enterprises Inc *                               24,450          466,995
 Rare Hospitality International Inc *                   12,810          418,631
 Winnebago Industries                                    9,480          359,292
                                                                   ------------
                                                                      1,659,425
                                                                   ------------

Manufacturing--1.72%
 Cuno Inc *                                             10,930          394,792
 Idex Corp                                               7,240          262,378
 Stake Technology Ltd *                                 49,150          346,999
                                                                   ------------
                                                                      1,004,169
                                                                   ------------

Metals & Mining--1.68%
 Maverick Tube Corp *                                   28,980          554,967
 Steel Dynamics Inc *                                   31,320          429,084
                                                                   ------------
                                                                        984,051
                                                                   ------------

Paper & Forest Products--0.85%
 Louisiana-Pacific Corp *                               45,680          495,171

Publishing & Broadcasting--3.17%
 CNET Networks Inc *                                    51,020          317,855
 Cumulus Media Inc *                                    14,650          277,325
 Imax Corp *                                            49,930          449,370
 Macrovision Corp *                                     25,560          509,155
 Mediacom Communications Corp *                         30,650          302,516
                                                                   ------------
                                                                      1,856,221
                                                                   ------------

Service Industries--11.49%
 Aquantive Inc *                                        48,580          510,090
 Digital Insight Corp *                                 25,410          484,061
 DoubleClick Inc *                                      29,380          271,765
 Exult Inc *                                            35,620          305,263
 FTI Consulting Inc *                                   17,585          439,097
 Global Payments Inc                                    13,210          468,955
 Insight Enterprises Inc *                              32,840          330,370
 Kroll Inc *                                            12,790          346,097
 Looksmart *                                           159,240          450,649
 MPS Group Inc *                                        50,430          346,958
 NCO Group Inc *                                        12,330          220,830
 Pegasus Solutions Inc *                                20,670          335,888
 Priceline.com Inc *                                    11,910          266,665
 Sapient Corp *                                         97,620          270,407
 Sina Corp *                                            12,840          261,037
 SM&A *                                                 39,250          445,880
 Strayer Education Inc                                   3,400          270,130
 Tetra Tech Inc *                                       22,980          393,647
 Valueclick Inc *                                       50,370          303,731
                                                                   ------------
                                                                      6,721,520
                                                                   ------------

Telecommunications--5.06%
 Commonwealth Telephone
   Enterprises Inc *                                     5,580          245,353
 Enterasys Networks Inc *                              126,530          383,386
 F5 Networks Inc *                                      24,840          418,554
 Proxim Corp *                                         245,910          359,029
 Sonus Networks Inc *                                   97,140          488,614
 Tekelec *                                              40,400          456,520
 Tollgrade Communications Inc *                         14,300          266,695
 Wireless Facilities Inc *                              28,780          342,482
                                                                   ------------
                                                                      2,960,633
                                                                   ------------

Transportation--2.33%
 Airtran Holdings Inc *                                 49,610          519,417
 Forward Air Corp *                                     22,890          580,719
 Frontier Airlines Inc *                                28,900          262,412
                                                                   ------------
                                                                      1,362,548
                                                                   ------------

Utilities & Power--2.22%
 Energen Corp                                            9,850          328,005
 Patina Oil & Gas Corp                                  12,360          397,374
 Southwestern Energy Co *                               13,930          209,089
 Ultra Petroleum Corp *                                 28,470          367,544
                                                                   ------------
                                                                      1,302,012
                                                                   ------------

Total Common Stock
 (Cost $49,370,912)                                                  56,480,865
                                                                   ------------

--------------------------------------------------------------------------------
         SHORT TERM
     INVESTMENTS--26.70%                              SHARES              VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--4.00%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                   2,340,816        2,340,816
                                                                   ------------

Short Term Investment
Trust--22.70%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                    13,284,040       13,284,040
                                                                   ------------

Total Short Term Investments
 (Cost $15,624,856)                                                  15,624,856
                                                                   ------------

Total Investments--123.22%
 (Cost $64,995,768)                                                  72,105,721
                                                                   ------------

Other Assets & Liabilities-- -23.22%                                (13,586,319)
                                                                   ------------

Total Net Assets--100%                                             $ 58,519,402
                                                                   ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      COMMON STOCK--94.51%                               SHARES         VALUE
--------------------------------------------------------------------------------

Automotive--1.20%
 Navistar International Corp Inc *                        8,590       $  280,292
 SPX Corp                                                 6,680          294,321
                                                                      ----------
                                                                         574,613
                                                                      ----------

Banks--1.63%
 Commerce Bancorp Inc                                     7,800          289,380
 Silicon Valley Bancshares *                              7,960          189,528
 Sovereign Bancorp Inc                                   19,300          302,045
                                                                      ----------
                                                                         780,953
                                                                      ----------

Chemicals--1.29%
 Air Products & Chemicals Inc                             6,730          279,968
 Ecolab Inc                                              13,210          338,176
                                                                      ----------
                                                                         618,144
                                                                      ----------

Computer Software--3.73%
 Adobe Systems Inc                                       14,780          473,995
 Cognos Inc *                                             8,180          220,860
 Macrovision Corp *                                       9,890          197,009
 Macromedia Inc *                                        11,050          232,492
 Mercury Interactive Corp *                               7,520          290,347
 Take-Two Interactive Software Inc *                     13,300          376,922
                                                                      ----------
                                                                       1,791,625
                                                                      ----------

Consumer Products--2.86%
 Dollar Tree Stores Inc *                                10,930          346,809
 NBTY Inc *                                              11,220          236,293
 Royal Caribbean Cruises Ltd                             11,650          269,814
 Starbucks Corp *                                        21,180          519,334
                                                                      ----------
                                                                       1,372,250
                                                                      ----------

Discount & Fashion
Retailing--4.84%
 CDW Computer Centers Inc                                14,080          644,864
 Chico's FAS Inc *                                       18,700          393,635
 Coach Inc *                                              6,420          319,331
 Columbia Sportsware Co *                                 3,800          195,358
 Pier 1 Imports Inc                                       9,920          202,368
 Rite Aid Corp *                                         59,600          265,220
 Tiffany & Co                                             9,210          300,983
                                                                      ----------
                                                                       2,321,759
                                                                      ----------

Electrical & Electronics--15.41%
 Agere Systems Inc *                                    128,610          299,661
 Altera Corp *                                           15,210          249,444
 Amkor Technology Inc *                                  20,280          266,479
 Applied Micro Circuits Inc *                            55,260          334,323
 Broadcom Corp *                                         13,330          332,050
 Cree Inc *                                              15,090          245,665
 Cymer Inc *                                             11,310          356,944
 Cypress Semiconductor Corp *                            23,240          278,880
 Jabil Circuit Inc *                                     17,750          392,275
 Integrated Device Technology Inc *                      34,750          383,988
 KLA-Tencor Corp *                                       12,080          561,599
 Lam Research Corp *                                     27,530          501,321
 MEMC Electronic Materials Inc *                         19,010          186,298
 Micron Technology Inc *                                 36,970          429,961
 Molex Inc                                               12,040          324,960
 National Semiconductor Corp *                           14,620          288,306
 Novellus Systems Inc *                                  19,650          719,603
 PMC - Sierra Inc *                                      26,640          312,487
 RF Micro Devices Inc *                                  40,680          244,894
 Sanmina - SCI Corp *                                    62,730          395,826
 Teradyne Inc *                                          16,890          292,366
                                                                      ----------
                                                                       7,397,330
                                                                      ----------

Finance--10.91%
 Affiliated Managers Group *                              7,960          485,162
 Alliance Data Systems Corp *                             7,560          176,904
 Ameritrade Holding Corp *                               45,160          334,636
 Bear Stearns Cos Inc                                     6,130          443,935
 BISYS Group Inc *                                       14,920          274,080
 Ceridian Corp *                                         10,110          171,567
 Checkfree Corp *                                         8,380          233,299
 Cintas Corp                                              8,440          299,114
 Fiserv Inc *                                            15,980          569,048
 Investors Financial Services Corp                       12,870          373,359
 Legg Mason Inc                                           8,060          523,497
 Providian Financial Corp *                              38,600          357,436
 SEI Investments Co                                      14,960          478,720
 Sungard Data Systems Inc *                              19,960          517,164
                                                                      ----------
                                                                       5,237,921
                                                                      ----------

Food--2.52%
 Coca-Cola Enterprises Inc                               33,380          605,847
 Hershey Foods Corp                                       5,030          350,390
 UST Inc                                                  4,060          142,222
 Whole Foods Market Inc *                                 2,300          109,319
                                                                      ----------
                                                                       1,207,778
                                                                      ----------

Fuel--2.56%
 BJ Services Co *                                         7,720          288,419
 Patterson - UTI Energy Inc *                            11,120          360,288
 Pogo Producing Co                                        4,030          172,283
 Reliant Resources Inc *                                 37,020          226,933
 Smith International Inc *                                4,990          183,333
                                                                      ----------
                                                                       1,231,256
                                                                      ----------

Health Care--20.49%
 Aetna Inc                                               12,550          755,510
 Allergan Inc                                             5,890          454,119
 AmerisourceBergen Corp                                   5,230          362,701
 Applera Corp - Applied
   Biosystems Group                                       7,890          150,147
 Bio-Rad Laboratories Inc *                               3,480          192,618
 Caremark Rx Inc *                                       16,420          421,666
 Dentsply International Inc                               8,840          361,556
 Gilead Science Inc *                                    16,950          942,081
 Henry Schein Inc *                                       9,160          479,434
 Idec Pharmaceuticals Corp *                              8,630          293,420
 King Pharmaceuticals Inc *                              15,340          226,418
 Medicis Pharmaceutical                                   7,980          452,466
 Medimmune Inc *                                         24,994          909,032
 Mid Atlantic Medical Services *                         10,160          531,368
 Neurocrine Biosciences Inc *                             6,410          320,115
 Omnicare Inc                                            11,280          381,151
 Pharmaceutical Resources Inc *                           8,010          389,767

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

46  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES         VALUE
--------------------------------------------------------------------------------

Health Care (continued)
 St Jude Medical Inc                                    11,720     $    673,900
 Steris Corp *                                          12,900          297,861
 Taro Pharmaceuticals Industries *                       3,870          212,386
 Trimeris Inc *                                         13,450          614,396
 Varian Medical Systems Inc *                            7,280          419,110
                                                                   ------------
                                                                      9,841,222
                                                                   ------------

Leisure Time Industries--3.86%
 GTECH Holdings Corp                                     3,480          131,022
 International Game Technology                           3,210          328,479
 Leapfrog Enterprises Inc *                              9,590          305,058
 Marvel Enterprises Inc *                               18,560          354,496
 MGM Mirage *                                            7,910          270,364
 Starwood Hotels & Resorts
   Worldwide Inc                                        16,230          464,016
                                                                   ------------
                                                                      1,853,435
                                                                   ------------

Manufacturing--1.58%
 AGCO Corp *                                            14,910          254,663
 Crown Holdings Inc *                                   31,440          224,482
 Fastenal Co                                             8,300          281,702
                                                                   ------------
                                                                        760,847
                                                                   ------------

Metals & Mining--0.78%
 Freeport-McMoRan Copper
   & Gold Inc                                            7,520          184,240
 Phelps Dodge Corp *                                     5,020          192,467
                                                                   ------------
                                                                        376,707
                                                                   ------------

Office Equipment &
Computers--0.48%
 Network Appliance Inc *                                14,320          232,127

Oil & Gas--1.19%
 Williams Cos Inc                                       28,990          229,021
 XTO Energy Inc                                         16,980          341,468
                                                                   ------------
                                                                        570,489
                                                                   ------------

Publishing & Broadcasting--4.08%
 Getty Images Inc *                                      9,030          372,939
 Interpublic Group of Cos Inc                           20,250          270,945
 Lamar Advertising Co *                                  5,110          179,923
 Pixar Inc *                                             7,440          452,650
 Univision Communications Inc *                         17,080          519,232
 Westwood One Inc                                        4,790          162,525
                                                                   ------------
                                                                      1,958,214
                                                                   ------------

Service Industries--8.51%
 Allied Waste Industries Inc *                          23,910          240,296
 BearingPoint Inc *                                     30,580          295,097
 DoubleClick Inc *                                      35,860          331,705
 Fluor Corp                                              6,890          231,780
 Manpower Inc                                           14,730          546,336
 Monster Worldwide Inc *                                16,870          332,845
 Priceline.com Inc *                                    11,301          253,029
 Sabre Holdings Corp                                    14,090          347,319
 Tetra Tech Inc *                                       12,890          220,806
 VeriSign Inc *                                         43,890          606,999
 Yahoo Inc *                                            20,830          682,391
                                                                   ------------
                                                                      4,088,603
                                                                   ------------

Telecommunications--4.36%
 Brocade Communications
   Systems Inc *                                        46,570          274,297
 Ciena Corp *                                           47,820          248,186
 Comverse Technology Inc *                              23,140          347,794
 Corning Inc *                                          60,850          449,682
 JDS Uniphase Corp *                                    92,380          324,254
 Juniper Networks Inc *                                 36,230          448,165
                                                                   ------------
                                                                      2,092,378
                                                                   ------------

Transportation--0.51%
 Delta Air Lines Inc *                                  16,520          242,514

Utilities--1.72%
 AES Corp *                                             28,020          177,926
 Cablevision Systems Corp *                             10,330          214,446
 Kinder Morgan Inc                                       8,020          438,288
                                                                   ------------
                                                                        830,660
                                                                   ------------

Total Common Stock
 (Cost $39,954,858)                                                  45,380,825
                                                                   ------------

-------------------------------------------------------------------------------
          SHORT TERM
      INVESTMENTS--24.31%                             SHARES           VALUE
-------------------------------------------------------------------------------

Short Term Investment
Fund--4.31%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                   2,071,639        2,071,639
                                                                   ------------

Short Term Investment
Trust--20.00%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                     9,605,475        9,605,475
                                                                   ------------

Total Short Term Investments
 (Cost $11,677,114)                                                  11,677,114
                                                                   ------------

Total Investments--118.82%
 (Cost $51,631,972)                                                  57,057,939
                                                                   ------------

Other Assets & Liabilities-- -18.82%                                 (9,039,650)
                                                                   ------------

Total Net Assets--100%                                             $ 48,018,289
                                                                   ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     COMMON STOCK--97.73%                             SHARES            VALUE
--------------------------------------------------------------------------------

Banks--1.11%
 Bank One Corp                                        112,000       $  4,164,160

Computer Software--5.47%
 Microsoft Corp                                       576,600         14,766,726
 SAP Aktiengesellschaft ADR                           196,300          5,735,886
                                                                    ------------
                                                                      20,502,612
                                                                    ------------

Consumer Products--6.41%
 Anheuser-Busch Cos Inc                               105,900          5,406,195
 Avon Products Inc                                     30,600          1,903,320
 Harley-Davidson Inc                                   78,900          3,144,954
 Procter & Gamble Co                                   50,700          4,521,426
 Starbucks Corp *                                     271,200          6,649,824
 Whole Foods Market Inc *                              50,800          2,414,524
                                                                    ------------
                                                                      24,040,243
                                                                    ------------

Discount & Fashion
Retailing--10.03%
 Bed Bath & Beyond Inc *                              193,800          7,521,378
 Carmax Inc *                                          14,400            434,160
 Kohl's Corp *                                        195,200         10,029,376
 Lowe's Companies Inc                                  49,900          2,143,205
 Tiffany & Co                                         219,100          7,160,188
 Wal-Mart Stores Inc                                  192,600         10,336,842
                                                                    ------------
                                                                      37,625,149
                                                                    ------------

Electrical & Electronics--12.22%
 Agilent Technologies Inc *                           110,900          2,168,095
 Analog Devices Inc *                                  76,900          2,677,658
 Applied Materials Inc *                              341,500          5,416,190
 Intel Corp                                           474,000          9,851,616
 KLA-Tencor Corp *                                    113,800          5,290,562
 Novellus Systems Inc *                               151,900          5,562,730
 STMicroelectrics NV                                  176,800          3,675,672
 Texas Instruments Inc                                353,100          6,214,560
 Xilinx Inc *                                         196,500          4,973,415
                                                                    ------------
                                                                      45,830,498
                                                                    ------------

Finance--8.42%
 American Express Co                                  237,400          9,925,694
 Citigroup Inc                                        133,866          5,729,465
 Goldman Sachs Group Inc                               80,200          6,716,750
 Merrill Lynch & Co Inc                               157,700          7,361,436
 SLM Corp                                              47,100          1,844,907
                                                                    ------------
                                                                      31,578,252
                                                                    ------------

Fuel--5.38%
 BJ Services Co *                                      91,300          3,410,968
 Schlumberger Ltd                                     187,100          8,900,347
 Total SA                                             103,700          7,860,460
                                                                    ------------
                                                                      20,171,775
                                                                    ------------

Health Care--19.48%
 Abbott Laboratories                                  196,000          8,576,960
 Allergan Inc                                          56,300          4,340,730
 Amgen Inc *                                          174,200         11,573,848
 AstraZeneca Plc                                       72,100          2,939,517
 Boston Scientific Corp *                              66,900          4,087,590
 Forest Labs Inc *                                     97,700          5,349,075
 Genentech Inc *                                      104,700          7,550,964
 Gilead Sciences Inc *                                 93,700          5,207,846
 Johnson & Johnson                                     84,400          4,363,480
 Medimmune Inc *                                       92,300          3,356,951
 Medtronic Inc                                         75,600          3,626,532
 Pfizer Inc                                           181,570          6,200,616
 Teva Pharmaceutical Industries                       103,200          5,875,176
                                                                    ------------
                                                                      73,049,285
                                                                    ------------

Insurance--3.64%
 American International Group Inc                     145,825          8,046,624
 XL Capital Ltd                                        67,700          5,619,100
                                                                    ------------
                                                                      13,665,724
                                                                    ------------

Leisure Time Industries--1.04%
 Marriott International Inc                           101,200          3,888,104

Manufacturing--2.06%
 3M Co                                                 59,900          7,725,902

Office Equipment &
Computers--5.80%
 Dell Computer Corp *                                 285,500          9,124,580
 Hewlett Packard Co                                   415,600          8,852,280
 International Business
   Machines Corp                                       45,800          3,778,500
                                                                    ------------
                                                                      21,755,360
                                                                    ------------

Paper & Forest Products--4.08%
 Clear Channel Communications                          76,500          3,242,835
 New York Times Co                                     34,500          1,569,750
 Viacom Inc                                           240,377         10,494,860
                                                                    ------------
                                                                      15,307,445
                                                                    ------------

Service Industries--3.54%
 eBay Inc *                                            36,600          3,812,988
 First Data Corp                                      104,500          4,330,480
 Omnicom Group                                         44,300          3,176,310
 Paychex Inc                                           66,800          1,957,908
                                                                    ------------
                                                                      13,277,686
                                                                    ------------

Telecommunications--9.05%
 Cisco Systems Inc *                                  700,600         11,693,014
 Liberty Media Corp *                                 333,600          3,856,416
 Nokia Corp ADR                                       372,300          6,116,889
 Univision Communications Inc *                       179,400          5,453,760
 Vodafone Group Plc                                   347,200          6,822,479
                                                                    ------------
                                                                      33,942,558
                                                                    ------------

Total Common Stock
 (Cost $354,125,445)                                                 366,524,753
                                                                    ------------

--------------------------------------------------------------------------------
    PURCHASED OPTIONS--0.00%                       CONTRACTS           VALUE
--------------------------------------------------------------------------------

Purchased Options--0.00%
 Astrazeneca Plc (Put)
 July 2003, Strike Price $40.00                           191       $     14,325
                                                                    ------------

Total Options
 (Cost $8,595)                                                      $     14,325
                                                                    ------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

48  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Large Cap Growth Fund continued

--------------------------------------------------------------------------------
            SHORT TERM
        INVESTMENTS--6.48%                       PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Finance & Banking--2.14%
 General Electric Capital Corp
   1.20% July 1, 2003                           $  8,005,000      $   8,005,000
                                                                  -------------

Short Term Investment
Trust--4.34%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                  16,288,305         16,288,305
                                                                  -------------

Total Short Term Investments
 (Cost $24,293,305)                                                  24,293,305
                                                                  -------------

Total Investments--104.21%
 (Cost $378,427,345)                                                390,832,383
                                                                  -------------

Other Assets & Liabilities-- -4.21%                                 (15,774,486)
                                                                  -------------

Total Net Assets--100%                                            $ 375,057,897
                                                                  =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    COMMON STOCK--97.65%                               SHARES            VALUE
--------------------------------------------------------------------------------

Aerospace--0.52%
 Northrop Grumman Corp PFD                               2,700       $   274,725
 Northrop Grumman Corp                                  14,100         1,216,689
                                                                     -----------
                                                                       1,491,414
                                                                     -----------

Banks--5.08%
 Bank of America Corp                                   52,380         4,139,591
 Bank One Corp                                          26,710           993,078
 FleetBoston Financial Corp                             98,580         2,928,812
 National City Corp                                     45,070         1,474,240
 Southtrust Corp                                        36,380           989,536
 Sun Trust Bank Inc                                     50,490         2,996,077
 Wachovia Corp                                          28,480         1,138,061
                                                                     -----------
                                                                      14,659,395
                                                                     -----------

Chemicals--1.99%
 Air Products & Chemicals Inc                           37,890         1,576,224
 Dow Chemical Co                                        46,890         1,451,714
 Lyondell Chemical Co                                   21,980           297,389
 Praxair Inc                                             7,390           444,139
 Syngenta AG                                           194,110         1,968,275
                                                                     -----------
                                                                       5,737,741
                                                                     -----------

Computer Software--3.24%
 Electronic Data Systems Corp                          382,600         8,206,770
 Microsoft Corp                                         44,700         1,144,767
                                                                     -----------
                                                                       9,351,537
                                                                     -----------

Consumer Products--7.69%
 Altria Group Inc                                      326,320        14,827,981
 PepsiCo Inc                                            43,420         1,932,190
 Procter & Gamble Co                                    14,830         1,322,539
 UST Inc                                               116,800         4,091,504
                                                                     -----------
                                                                      22,174,214
                                                                     -----------

Electrical & Electronics--4.27%
 Emerson Electric Co                                    18,700           955,570
 Energy East Corp                                       44,310           919,876
 Exxon Mobil Corp                                      123,390         4,430,935
 Intel Corp                                             42,710           887,685
 Motorola Inc PFD                                       21,940           715,244
 Motorola Inc                                          115,400         1,088,222
 NSTAR                                                  27,440         1,249,892
 Texas Instruments Inc                                  43,510           765,776
 TXU Corp PFD                                           13,220           437,582
 TXU Corp                                               38,380           861,631
                                                                     -----------
                                                                      12,312,413
                                                                     -----------

Finance--17.71%
 American Express Co                                   197,090         8,240,333
 Citigroup Inc                                         123,910         5,303,348
 Fannie Mae                                            209,530        14,130,703
 Freddie Mac                                           236,200        11,991,874
 Goldman Sachs Group Inc                                37,540         3,143,975
 Mellon Financial Corp                                 109,650         3,042,788
 Merrill Lynch & Co Inc                                111,700         5,214,156
                                                                     -----------
                                                                      51,067,177
                                                                     -----------

Food--10.56%
 Archer Daniels Midland Co                             160,030         2,059,586
 Diageo Plc                                             16,480           721,165
 HJ Heinz Co                                            29,740           980,825
 Kellogg Co                                             94,300         3,241,091
 Kraft Foods Inc                                        89,100         2,900,205
 Kroger Co *                                           435,100         7,257,468
 McDonald's Corp                                       208,600         4,601,716
 Safeway Inc *                                         253,990         5,196,635
 Sara Lee Corp                                         170,400         3,205,224
 Tyson Foods Inc                                        28,000           297,360
                                                                     -----------
                                                                      30,461,275
                                                                     -----------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Value Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES         VALUE
--------------------------------------------------------------------------------

Fuel--4.60%
 Baker Hughes Inc                                      26,020       $    873,491
 BP Plc                                                78,080          3,280,922
 ChevronTexaco Corp                                    18,300          1,321,260
 ConocoPhillips                                        50,760          2,781,648
 National Fuel Gas Co                                  34,300            893,515
 Schlumberger Ltd                                      41,650          1,981,291
 Total SA                                              16,000          1,212,800
 Unocal Corp                                           32,500            932,425
                                                                    ------------
                                                                      13,277,352
                                                                    ------------

Health Care--11.70%
 Abbott Laboratories                                   40,900          1,789,784
 CVS Corp                                              54,200          1,519,226
 Guidant Corp                                          11,100            492,729
 HCA Inc                                               77,900          2,495,916
 IMS Health Inc                                        83,000          1,493,170
 Johnson & Johnson                                     33,590          1,736,603
 Noble Corp *                                          38,600          1,323,980
 Novartis AG                                           47,000          1,863,865
 Pfizer Inc                                           208,400          7,116,860
 Schering-Plough Corp                                 112,900          2,099,940
 Tenet Healthcare Corp                                607,100          7,072,715
 Waters Corp *                                         24,300            707,859
 Wyeth                                                 88,500          4,031,175
                                                                    ------------
                                                                      33,743,822
                                                                    ------------

Housing & Real Estate--3.52%
 Apartment Investment &
   Management Co REIT                                  85,800          2,968,680
 Archstone-Smith Trust REIT                            53,300          1,279,200
 Equitable Resources Inc                                8,200            334,068
 Equity Office Properties Trust REIT                   46,900          1,266,769
 Equity Residential Properties
   Trust REIT                                          86,700          2,249,865
 PPG Industries Inc                                    40,750          2,067,655
                                                                    ------------
                                                                      10,166,237
                                                                    ------------

Insurance--3.80%
 Allstate Corp                                         60,790          2,167,164
 Chubb Corp PFD                                         6,610            172,191
 Chubb Corp                                            19,380          1,162,800
 Hartford Financial Services Group                     25,150          1,266,554
 Metlife Inc                                           68,340          1,935,389
 Old Republic International Corp                       45,300          1,552,431
 St Paul Cos Inc                                       19,930            727,644
 Travelers Property Casualty
   Corp PFD                                            22,830            547,920
 Travelers Property Casualty Corp                      89,900          1,429,410
                                                                    ------------
                                                                      10,961,503
                                                                    ------------

Leisure Time Industries--0.23%
 Starwood Hotels & Resorts
   Worldwide Inc                                       23,000            657,570

Manufacturing--5.61%
 3M Co                                                  1,950            251,511
 Caterpillar Inc ^                                     13,690            761,985
 Deere & Co                                            59,940          2,739,258
 Tyco International Ltd                               654,100         12,414,818
                                                                    ------------
                                                                      16,167,572
                                                                    ------------

Metals & Mining--1.08%
 Alcoa Inc                                             59,680          1,521,840
 Phelps Dodge Corp *                                   23,030            882,970
 Rio Tinto Plc                                         38,200            719,805
                                                                    ------------
                                                                       3,124,615
                                                                    ------------

Office Equipment &
Computers--1.78%
 International Business
   Machines Corp                                        8,000            660,000
 Novellus Systems Inc *                                 9,800            358,886
 Pitney Bowes Inc                                      63,900          2,454,399
 Staples Inc *                                         91,000          1,669,850
                                                                    ------------
                                                                       5,143,135
                                                                    ------------

Paper & Forest Products--1.78%
 Bowater Inc                                           16,800            629,160
 International Paper Co                                47,540          1,698,604
 Kimberly-Clark Corp                                   40,950          2,135,133
 Smurfit-Stone Container Corp *                        51,140            666,354
                                                                    ------------
                                                                       5,129,251
                                                                    ------------

Publishing & Broadcasting--5.97%
 AOL Time Warner Inc *                                316,800          5,097,312
 Gannett Inc                                           25,750          1,977,858
 Interpublic Group of Cos Inc                         298,100          3,988,578
 Reed Elsevier Plc                                     59,840          2,016,010
 Tribune Co                                            38,830          1,875,489
 Viacom Inc                                            51,780          2,260,715
                                                                    ------------
                                                                      17,215,962
                                                                    ------------

Telecommunications--2.91%
 AT&T Corp                                             14,930            287,403
 BellSouth Corp                                       131,210          3,494,122
 COX Communications Inc *                              35,000          1,116,500
 SBC Communications Inc                                88,260          2,255,043
 Verizon Communications Inc                            31,400          1,238,730
                                                                    ------------
                                                                       8,391,798
                                                                    ------------

Transportation--0.50%
 Union Pacific Corp                                    24,670          1,431,353

Utilities & Power--3.11%
 Devon Energy Corp                                     19,030          1,016,202
 El Paso Corp                                         672,500          5,433,800
 FPL Group Inc                                         11,180            747,383
 KeySpan Corp                                          17,590            623,566
 PPL Corp                                              18,070            777,010
 WGL Holdings Inc                                      14,830            395,959
                                                                    ------------
                                                                       8,993,920
                                                                    ------------

Total Common Stock
 (Cost $267,203,110)                                                 281,659,256
                                                                    ------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

50  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Value Fund continued

--------------------------------------------------------------------------------
           SHORT TERM
        INVESTMENTS--7.02%                       PAR/SHARES            VALUE
-------------------------------------------------------------------------------

Government Sponsored--0.73%
 Federal National Mortgage
   Association
   0.95% July 1, 2003                            $2,115,000       $   2,115,000
                                                                  -------------

Short Term Investment
Trust--4.77%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                 13,768,617          13,768,617
                                                                  -------------

Short Term Investment
Fund--1.52%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                4,371,600           4,371,600
                                                                  -------------

Total Short Term Investments
 (Cost $20,255,217)                                                  20,255,217
                                                                  -------------

Total Investments--104.67%
 (Cost $287,458,327)                                                301,914,473
                                                                  -------------

Other Assets & Liabilities-- -4.67%                                 (13,483,065)
                                                                  -------------

Total Net Assets--100%                                            $ 288,431,408
                                                                  =============

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      COMMON STOCK--49.43%                             SHARES           VALUE
--------------------------------------------------------------------------------
Aerospace--0.70%
 Boeing Co                                            5,572           $  191,231
 General Dynamics Corp                                1,320               95,700
 Goodrich Corp                                        1,400               29,400
 Lockheed Martin Corp                                 2,338              111,219
 Northrop Grumman Corp                                  713               61,525
 Raytheon Co                                          2,770               90,967
 Rockwell Collins Inc                                 2,050               50,492
 United Technologies Corp                             3,310              234,447
                                                                      ----------
                                                                         864,981
                                                                      ----------

Automotive--0.42%
 Autonation Inc *                                       900               14,148
 Cooper Tire & Rubber Co                                200                3,518
 Cummins Engine Inc                                     100                3,589
 Dana Corp                                            1,728               19,976
 Delphi Automotive Systems Corp                       5,495               47,422
 Eaton Corp                                             500               39,305
 Ford Motor Corp                                     13,087              143,826
 General Motors Corp                                  3,760              135,360
 Goodyear Tire and Rubber Co                            600                3,150
 Navistar International Corp *                          210                6,852
 Paccar Inc                                           1,490              100,664
 Visteon Corp                                           458                3,146
                                                                      ----------
                                                                         520,956
                                                                      ----------

Banks--3.78%
 AmSouth Bancorp                                      1,150               25,116
 Bank of America Corp                                10,352              818,119
 Bank of New York Inc                                 5,480              157,550
 Bank One Corp                                        7,228              268,737
 BB&T Corp                                            4,310              147,833
 Charter One Financial Inc                            2,644               82,440
 Comercia Inc                                         1,390               64,635
 Fifth Third Bancorp                                  3,103              177,926
 First Tennessee National Corp                          400               17,564
 FleetBoston Financial Corp                           7,459              221,607
 JP Morgan Chase & Co                                14,137              483,203
 Keycorp                                              1,400               35,378
 Marshall & Illsley Corp                              1,550               47,399
 MBNA Corp                                            9,438              196,688
 National City Corp                                   4,200              137,382
 North Fork Bancorporation Inc                        1,350               45,981
 PNC Financial Services Group Inc                     1,220               59,548
 Regions Financial Corp                                 700               23,646
 Southtrust Corp                                      1,100               29,920
 State Street Corp                                    2,140               84,316
 Suntrust Banks Inc                                   1,390               82,483
 Union Planters Corp                                    650               20,170
 U.S. Bancorp                                        14,983              367,084
 Wachovia Corp                                       10,398              415,504
 Wells Fargo & Co                                    12,280              618,912
 Zions Bancorp                                          950               48,080
                                                                      ----------
                                                                       4,677,221
                                                                      ----------

Chemicals--0.63%
 Air Products & Chemicals Inc                           700               29,120
 Dow Chemical Co                                      7,418              229,661
 Du Pont (E.I.) de Nemours & Co                       5,564              231,685
 Eastman Chemical Co                                    225                7,126
 Engelhard Corp                                         875               21,674
 Great Lakes Chemical Corp                              200                4,080
 Hercules Inc *                                       2,550               25,245

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Chemicals (continued)
 International Flavors &
   Fragrances Inc                                        1,100       $    35,123
 PPG Industries Inc                                      1,600            81,184
 Praxair Inc                                             1,140            68,514
 Rohm & Haas Co                                          1,546            47,972
                                                                     -----------
                                                                         781,384
                                                                     -----------

Computer Software--2.67%
 Adobe Systems Inc                                       1,600            51,312
 Autodesk Inc                                              400             6,464
 Automatic Data Processing                               4,150           140,519
 BMC Software Inc *                                      1,500            24,495
 Citrix Systems Inc *                                    1,550            31,558
 Computer Associates
   International Inc                                     3,558            79,272
 Computer Sciences Corp *                                1,450            55,274
 Compuware Corp *                                        1,200             6,924
 Comverse Technology Inc *                                 600             9,018
 Electronic Data Systems Corp                            3,420            73,359
 First Data Corp                                         5,720           237,037
 Intuit Inc *                                            1,700            75,701
 Mercury Interactive Corp *                                800            30,888
 Microsoft Corp                                         72,320         1,852,115
 Novell Inc *                                            1,200             3,696
 Nvidia Corp *                                             500            11,505
 Oracle Corp *                                          36,428           437,865
 Parametric Technology Corp *                              900             2,745
 Peoplesoft Inc *                                        1,000            17,590
 Siebel Systems Inc *                                    1,600            15,264
 Symantec Corp *                                         1,300            57,018
 Veritas Software Corp *                                 2,790            79,989
                                                                     -----------
                                                                       3,299,608
                                                                     -----------

Conglomerates--0.25%
 Cintas Corp                                               600            21,264
 Honeywell International Inc                             6,266           168,242
 Pall Corp                                               2,583            58,118
 PerkinElmer Inc                                           850            11,739
 Pinnacle West Capital Corp                                300            11,235
 Rockwell Automation Inc                                 1,690            40,290
                                                                     -----------
                                                                         310,888
                                                                     -----------

Consumer Products--3.60%
 Alberto-Culver Co                                         200            10,220
 Altria Group Inc                                       13,890           631,162
 Anheuser-Busch Cos Inc                                  6,060           309,363
 Avon Products Inc                                         900            55,980
 Bed Bath & Beyond Inc *                                 1,000            38,810
 Best Buy Co Inc *                                       2,230            97,942
 BJ Services Co *                                          500            18,680
 Brown-Forman Corp                                         200            15,724
 Circuit City Stores Inc                                   700             6,160
 Clorox Co                                               1,850            78,903
 Coca-Cola Co                                           15,760           731,422
 Coca-Cola Enterprises Inc                               4,200            76,230
 Colgate-Palmolive Co                                    3,200           185,440
 Coors (Adolph) Co                                         100             4,898
 Ecolab Inc                                                900            23,040
 Fortune Brands Inc                                      1,200            62,640
 Gillette Co                                             5,560           177,142
 Harley-Davidson Inc                                     1,890            75,335
 Liz Claiborne Inc                                       2,050            72,263
 Masco Corp                                              3,640            86,814
 Maytag Corp                                               900            21,978
 Newell Rubbermaid Inc                                   1,809            50,652
 Nike Inc                                                1,880           100,561
 Pepsi Bottling Group Inc                                1,900            38,038
 Pepsico Inc                                            11,053           491,859
 Procter & Gamble Co                                     8,710           776,758
 RadioShack Corp                                           500            13,155
 Reebok International Ltd *                                700            23,541
 Starbucks Corp *                                        1,300            31,876
 Tupperware Corp                                         1,100            15,796
 UST Inc                                                 1,080            37,832
 VF Corp                                                 1,330            45,180
 Whirlpool Corp                                            600            38,220
                                                                     -----------
                                                                       4,443,614
                                                                     -----------

Containers & Packing--0.07%
 Bemis Inc                                                 400            18,720
 Pactiv Corp *                                           2,100            41,391
 Sealed Air Corp                                           260            12,392
 Temple Inland Inc                                         200             8,582
                                                                     -----------
                                                                          81,085
                                                                     -----------

Discount & Fashion
Retailing--2.83%
 Autozone Inc *                                            850            64,575
 Big Lots Inc *                                            400             6,016
 Costco Wholesale Corp *                                 1,950            71,370
 Dillard's Inc                                             300             4,041
 Dollar General Corp                                     2,271            41,468
 Family Dollar Stores Inc                                  600            22,890
 Federated Department Stores                             1,730            63,751
 Gap Inc                                                 6,737           126,386
 Home Depot Inc                                         15,994           529,721
 Jones Apparel Group Inc *                               1,000            29,260
 Kohl's Corp *                                           2,350           120,743
 Limited Brands Inc                                      3,592            55,676
 Lowe's Companies Inc                                    6,130           263,284
 May Department Stores Co                                2,285            50,864
 Nordstrom Inc                                             400             7,808
 JC Penney Inc                                           3,200            53,920
 Sears Roebuck & Co                                      2,180            73,335
 Target Corp                                             6,350           240,284
 Tiffany & Co                                              500            16,340
 TJX Cos Inc                                             3,450            64,998
 Toys R Us Inc *                                         1,950            23,634
 Wal-Mart Stores Inc                                    29,140         1,563,944
                                                                     -----------
                                                                       3,494,308
                                                                     -----------

Electrical & Electronics--3.56%
 Advanced Micro Devices Inc *                            1,100             7,051
 Agilent Technologies Inc *                              3,523            68,875
 Altera Corp *                                           3,160            51,824
 Ameren Corp                                               500            22,050

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

52  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Electrical & Electronics (continued)
 Analog Devices Inc *                                    2,360       $    82,175
 Applied Micro Circuits Corp *                           1,000             6,050
 Broadcom Corp *                                         2,430            60,531
 Consolidated Edison Inc                                   700            30,296
 Emerson Electrical Co                                   1,960           100,156
 General Electric Co                                    66,080         1,895,174
 Intel Corp                                             45,410           943,801
 Jabil Circuit Inc *                                     1,700            37,570
 Johnson Controls Inc                                      600            51,360
 KLA-Tencor Corp *                                         900            41,841
 Linear Technology Corp                                  3,000            96,630
 LSI Logic Corp *                                        1,200             8,496
 Maxim Integrated Products Inc                           2,460            84,107
 Micron Technology Inc *                                 4,360            50,707
 Millipore Corp *                                          200             8,874
 Molex Inc                                                 625            16,869
 Motorola Inc                                           17,321           163,337
 National Semiconductor Corp *                           2,300            45,356
 PMC-Sierra Inc *                                          500             5,865
 Power-One Inc *                                           300             2,145
 QLogic Corp *                                           1,100            53,163
 Sanmina-SCI Corp *                                      3,700            23,347
 Solectron Corp *                                        2,700            10,098
 Symbol Technologies Inc                                 2,400            31,224
 Teco Energy Inc                                         1,950            23,381
 Tektronix Inc *                                           300             6,480
 Teradyne Inc *                                          1,850            32,024
 Texas Instruments Inc                                  13,760           242,176
 Thermo Electron Corp *                                  2,150            45,193
 Thomas & Betts Corp *                                     200             2,890
 Xilinx Inc *                                            1,830            46,317
                                                                     -----------
                                                                       4,397,433
                                                                     -----------

Finance--4.17%
 AMBAC Financial Group Inc                               1,000            66,250
 American Express Co                                     9,130           381,725
 Bear Stearns Cos Inc                                      771            55,836
 Capital One Financial Corp                              1,690            83,114
 Charles Schwab Corp                                     6,315            63,718
 Cincinnati Financial Corp                                 500            18,545
 Citigroup Inc                                          35,180         1,505,704
 Countrywide Financial Corp                              1,100            76,527
 Equifax Inc                                             1,800            46,800
 Fannie Mae                                              7,060           476,126
 Federated Investors Inc                                   400            10,968
 Freddie Mac                                             4,850           246,235
 Golden West Financial Corp                              1,300           104,013
 Goldman Sachs Group Inc                                 3,000           251,250
 H&R Block Inc                                           2,150            92,988
 Huntington Bancshares Inc                                 780            15,226
 Janus Capital Group Inc                                   800            13,120
 Jefferson Pilot Corp                                      437            18,118
 John Hancock Financial Services                         3,200            98,336
 Lehman Brothers Holdings Inc                            1,580           105,038
 Mellon Financial Corp                                   1,400            38,850
 Merrill Lynch & Co Inc                                  6,200           289,416
 Morgan Stanley Dean Witter & Co                         7,746           331,142
 Northern Trust Corp                                       700            29,253
 Paychex Inc                                             2,645            77,525
 Principal Financial Group                               3,350           108,038
 Progressive Corp                                          950            69,445
 Providian Financial Corp *                              2,550            23,613
 Prudential Financial Inc                                2,430            81,770
 SLM Corp                                                1,950            76,382
 Synovus Financial Corp                                  1,000            21,500
 T Rowe Price Group Inc                                    400            15,100
 Washington Mutual Inc                                   6,245           257,919
                                                                     -----------
                                                                       5,149,590
                                                                     -----------
Food--1.13%
 Albertsons Inc                                          3,028            58,138
 Archer Daniels Midland Co                               6,138            78,996
 Campbell Soup Co                                        2,400            58,800
 ConAgra Inc                                             4,050            95,580
 General Mills Inc                                       3,500           165,935
 HJ Heinz Co                                             2,550            84,099
 Hershey Foods Corp                                        940            65,480
 Kellogg Co                                              3,950           135,762
 Kroger Co *                                             5,980            99,746
 McCormick & Co Inc (non-voting)                           500            13,600
 Monsanto Co                                             2,842            61,501
 RJ Reynolds Tobacco Holdings Inc                          300            11,163
 Safeway Inc *                                           3,150            64,449
 Sara Lee Corp                                           5,700           107,217
 Supervalu Inc                                           1,500            31,980
 Sysco Inc                                               4,060           121,962
 Winn Dixie Stores Inc                                   3,450            42,470
 WM Wrigley Jr Co                                          700            39,361
 YUM! Brands Inc *                                       2,166            64,027
                                                                     -----------
                                                                       1,400,266
                                                                     -----------

Fuel--2.87%
 Amerada Hess Corp                                         940            46,229
 Anadarko Petroleum Corp                                 2,168            96,411
 Apache Corp                                               927            60,311
 Ashland Inc                                               750            23,010
 Baker Hughes Inc                                        3,040           102,053
 Burlington Resources Inc                                1,355            73,265
 ChevronTexaco Corp                                      7,425           536,085
 ConocoPhillips                                          5,322           291,646
 Dynegy Inc *                                            1,200             5,040
 El Paso Corp                                            5,051            40,812
 Exxon Mobil Corp                                       44,178         1,586,432
 Halliburton Co                                          3,350            77,050
 Kerr-McGee Corp                                           321            14,381
 Kinder Morgan Inc                                       1,000            54,650
 Marathon Oil Corp                                       3,970           104,610
 Nabors Industries Ltd *                                   500            19,775
 Noble Corp *                                            1,050            36,015
 Occidental Petroleum Inc                                2,850            95,618
 Rowan Companies Inc                                       300             6,720
 Schlumberger Ltd                                        3,680           175,058
 Sunoco Inc                                                700            26,418

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Fuel (continued)
 Transocean Inc *                                        2,550       $    56,024
 Unocal Corp                                               800            22,952
                                                                     -----------
                                                                       3,550,565
                                                                     -----------

Health Care--7.46%
 Abbott Laboratories                                    10,560           462,106
 Allergan Inc                                              870            67,077
 AmerisourceBergen Corp                                    950            65,883
 Amgen Inc *                                             8,834           586,931
 Anthem Inc *                                            1,100            84,865
 Applera Corp-Applied
   Biosystems Group                                        700            13,321
 Bard (C.R.) Inc                                           800            57,048
 Bausch & Lomb Inc                                         550            20,625
 Baxter International Inc                                4,090           106,340
 Becton Dickinson & Co                                   1,850            71,873
 Biogen Inc *                                              500            19,000
 Biomet Inc                                                825            23,645
 Boston Scientific Corp *                                2,980           182,078
 Bristol-Myers Squibb Co                                13,310           361,367
 Cardinal Health Inc                                     3,280           210,904
 Chiron Corp *                                             600            26,232
 CVS Corp                                                4,000           112,120
 Forest Labs Inc *                                       2,990           163,703
 Genzyme Corp *                                          1,000            41,800
 Guidant Corp                                            2,580           114,526
 HCA Inc                                                 3,399           108,904
 Health Management Associates Inc                        1,650            30,443
 Humana Inc *                                              500             7,550
 IMS Health Inc                                            800            14,392
 Johnson & Johnson                                      20,326         1,050,854
 King Pharmaceuticals Inc *                              1,883            27,793
 Eli Lilly & Co                                          7,418           511,619
 Manor Care Inc *                                          300             7,503
 McKesson HBOC Inc                                       2,546            90,994
 Medimmune Inc *                                         1,560            56,737
 Medtronic Inc                                           7,200           345,384
 Merck & Co Inc                                         15,370           930,654
 Pfizer Inc                                             54,188         1,850,520
 Quest Diagnostics *                                       700            44,660
 Quintiles Transnational Corp *                            400             5,676
 Schering-Plough Corp                                    7,760           144,336
 Sigma-Aldrich Corp                                        200            10,836
 St Jude Medical Inc                                     1,000            57,500
 Stryker Corp                                            1,220            84,631
 Tenet Healthcare Corp                                   3,315            38,620
 United Healthcare Corp                                  4,600           231,150
 Walgreen Co                                             6,490           195,349
 Watson Pharmaceuticals Inc *                            1,050            42,389
 Wellpoint Health Networks Inc                           1,000            84,300
 Wyeth                                                   9,320           424,526
 Zimmer Holdings Inc *                                     670            30,184
                                                                     -----------
                                                                       9,218,948
                                                                     -----------

Housing & Real Estate--0.27%
 American Standard Cos Inc *                               400            29,572
 Apartment Investment &
   Management Co                                           650            22,490
 Centex Corp                                               200            15,558
 Equity Office Properties Trust                          2,800            75,628
 Equity Residential Properties Trust                     1,900            49,305
 KB Home                                                   500            30,990
 Pulte Homes Inc                                           200            12,332
 Sherwin-Williams Co                                     1,750            47,040
 Simon Property Group Inc REIT                           1,250            48,788
                                                                     -----------
                                                                         331,703
                                                                     -----------

Insurance--2.08%
 Ace Ltd                                                 2,200            75,438
 Aetna Inc                                               1,429            86,026
 Aflac Inc                                               3,140            96,555
 Allstate Corp                                           6,088           217,037
 American International Group Inc                       16,897           932,376
 AON Corp                                                2,275            54,782
 Chubb Corp                                              1,100            66,000
 Cigna Corp                                              1,100            51,634
 Hartford Financial Services Group                       2,860           144,030
 Lincoln National Corp                                   1,300            46,319
 Loews Corp                                              1,340            63,369
 Marsh & McLennan Cos Inc                                2,710           138,400
 MBIA Inc                                                1,050            51,188
 Metlife Inc                                             6,270           177,566
 MGIC Investment Corp                                      680            31,715
 Safeco Corp                                               400            14,112
 St Paul Cos Inc                                         1,782            65,061
 Torchmark Corp                                            400            14,900
 Travelers Property Casualty Corp                        9,618           151,676
 UnumProvident Corp                                        884            11,854
 XL Capital Ltd                                          1,000            83,000
                                                                     -----------
                                                                       2,573,038
                                                                     -----------

Leisure Time Industries--0.86%
 American Greetings Corp *                                 200             3,928
 Brunswick Corp                                            300             7,506
 Carnival Corp                                           4,240           137,842
 Darden Restaurants Inc                                    550            10,439
 Walt Disney Co                                         14,010           276,698
 Eastman Kodak Co                                          900            24,615
 Electronic Arts Inc *                                   1,350            99,887
 Harrahs Entertainment Inc *                             1,000            40,240
 Hasbro Inc                                                525             9,182
 Hilton Hotels Corp                                      1,200            15,348
 International Game Technology *                         1,050           107,447
 Marriott International Inc                              1,630            62,625
 Mattel Inc                                              3,422            64,744
 McDonald's Corp                                         6,920           152,655
 Starwood Hotels & Resorts
   Worldwide Inc                                           600            17,154
 Wendy's International Inc                               1,200            34,764
                                                                     -----------
                                                                       1,065,074
                                                                     -----------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

54  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Manufacturing--1.38%
 3M Co                                                   2,360       $   304,393
 Applied Materials Inc *                                11,290           179,059
 Avery Dennison Corp                                       400            20,080
 Black & Decker Corp                                       850            36,933
 Caterpillar Inc ^                                       2,160           120,226
 Cooper Industries Ltd                                   1,500            61,950
 Corning Inc *                                          10,150            75,009
 Crane Co                                                  200             4,526
 Danaher Corp                                              920            62,606
 Deere & Co                                              2,500           114,250
 Dover Corp                                              1,900            56,924
 Illinois Tool Works Inc                                 1,540           101,409
 Ingersoll-Rand Co                                       2,170           102,684
 ITT Industries Inc                                        800            52,368
 Leggett & Platt Inc                                       600            12,300
 Parker Hannifin Corp                                      425            17,846
 Snap-On Inc                                               200             5,806
 Stanley Works                                             300             8,280
 Textron Inc                                             1,160            45,263
 Tyco International Ltd                                 14,299           271,395
 Vulcan Materials Co                                       300            11,121
 Waters Corp *                                           1,250            36,413
                                                                     -----------
                                                                       1,700,841
                                                                     -----------

Metals & Mining--0.28%
 Alcoa Inc                                               5,748           146,574
 Allegheny Technologies Inc                                288             1,901
 Ball Corp                                                 400            18,204
 Freeport McMoran Copper &
   Gold Inc                                              1,000            24,500
 Newmont Mining Corp                                     2,768            89,849
 Nucor Corp                                                600            29,310
 Phelps Dodge Corp *                                       575            22,046
 United States Steel Corp                                  660            10,804
 Worthington Industries Inc                                550             7,370
                                                                     -----------
                                                                         350,558
                                                                     -----------

Office Equipment &
Computers--3.09%
 American Power Conversion                                 600             9,354
 Apple Computer Inc *                                    1,200            22,944
 Boise Cascade Corp                                        200             4,780
 Cisco Systems Inc *                                    49,560           827,156
 Dell Computer Corp *                                   18,140           579,754
 Deluxe Corp                                               200             8,960
 EMC Corp *                                             15,780           165,217
 Gateway Inc *                                           1,000             3,650
 Hewlett Packard Co                                     23,014           490,198
 International Business
   Machines Corp                                        11,670           962,775
 Lexmark International Group Inc *                       1,130            79,970
 NCR Corp *                                                300             7,686
 Network Appliance Inc *                                 2,700            43,767
 Novellus Systems Inc *                                    500            18,311
 Office Depot Inc *                                      2,400            34,824
 Pitney Bowes Inc                                        2,370            91,032
 Qualcomm Inc                                            5,870           209,853
 Staples Inc *                                           3,450            63,308
 Sun Microsystems Inc *                                 10,400            47,840
 Sungard Data Systems Inc *                              2,100            54,411
 Unisys Corp *                                           2,800            34,384
 Xerox Corp *                                            5,250            55,598
                                                                     -----------
                                                                       3,815,772
                                                                     -----------

Paper & Forest Products--0.38%
 Georgia-Pacific Corp                                    1,958            37,104
 International Paper Co                                  2,708            96,757
 Kimberly-Clark Corp                                     3,846           200,530
 Louisiana-Pacific Corp *                                1,650            17,886
 MeadWestvaco Corp                                         688            16,994
 Plum Creek Timber Co Inc REIT                           1,300            33,735
 Weyerhaeuser Co                                         1,300            70,200
                                                                     -----------
                                                                         473,206
                                                                     -----------

Publishing & Broadcasting--1.37%
 AOL Time Warner Inc *                                  30,370           488,653
 Clear Channel Communications                            4,330           183,549
 Dow Jones & Co Inc                                        300            12,909
 Gannett Inc                                             1,880           144,403
 Knight-Ridder Inc                                         600            41,358
 McGraw-Hill Cos Inc                                     1,670           103,540
 Meredith Corp                                             900            39,600
 New York Times Co                                         900            40,950
 Tribune Co                                              2,400           115,920
 Viacom Inc                                             12,032           525,317
                                                                     -----------
                                                                       1,696,199
                                                                     -----------

Service Industries--1.45%
 Allied Waste Industries Inc *                           2,700            27,135
 Apollo Group Inc *                                      1,350            83,376
 Cendant Corp *                                          7,428           136,081
 Concord EFS Inc *                                       3,760            55,347
 Convergys Corp *                                        1,520            24,320
 RR Donnelley & Sons Co                                  1,250            32,675
 eBay Inc *                                              2,250           234,405
 Fedex Corp                                              2,202           136,590
 Fiserv Inc *                                            1,700            60,537
 Fluor Corp                                                300            10,092
 Franklin Resources Inc                                  1,500            58,605
 Genuine Parts Co                                          550            17,606
 WW Grainger Inc                                           300            14,028
 Interpublic Group Cos Inc *                             2,780            37,196
 McDermott International Inc *                             200             1,266
 Monster Worldwide Inc                                     400             7,892
 Moody's Corp                                              500            26,355
 Omnicom Group                                           1,270            91,059
 Robert Half International Inc *                           600            11,364
 Sabre Holdings Corp                                       489            12,054
 United Parcel Service Inc                               7,600           484,120
 Waste Management Inc                                    4,139            99,709
 Yahoo Inc *                                             4,100           134,316
                                                                     -----------
                                                                       1,796,128
                                                                     -----------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
          COMMON STOCK                                  SHARES          VALUE
--------------------------------------------------------------------------------

Telecommunications--2.42%
 ADC Telecommunications Inc *                            2,600       $     6,053
 Alltel Corp                                             2,280           109,942
 Andrew Corp *                                           2,055            18,906
 AT&T Corp                                              19,552           160,522
 AT&T Wireless Services Inc *                            6,463           124,413
 Avaya Inc *                                             1,218             7,868
 BellSouth Corp                                         12,910           343,793
 CenturyTel Inc                                          1,750            60,988
 Ciena Corp *                                            1,500             7,785
 Citizens Communications Co *                              900            11,601
 Comcast Corp *                                         14,109           425,810
 JDS Uniphase Corp *                                     4,600            16,146
 Lucent Technologies Inc *                              13,421            27,245
 Nextel Communications Inc *                             8,040           145,363
 Qwest Communications
   International *                                       5,452            26,061
 SBC Communications Inc                                 22,602           577,481
 Scientific-Atlanta Inc                                    500            11,920
 Sprint Corp                                             5,150            29,613
 Sprint Corp - PCS Group *                               7,480           107,712
 Tellabs Inc *                                           1,900            12,483
 Univision Communications Inc *                            700            21,280
 Verizon Communications Inc                             18,658           736,058
                                                                     -----------
                                                                       2,989,043
                                                                     -----------

Transportation--0.32%
 Burlington Northern Santa Fe Corp                       2,602            74,001
 CSX Corp                                                1,460            43,931
 Delta Airlines Inc                                        850            12,478
 Norfolk Southern Corp                                   2,700            51,840
 Ryder Systems Inc                                         800            20,496
 Southwest Airlines Co                                   5,268            90,610
 Union Pacific Corp                                      1,710            99,214
                                                                     -----------
                                                                         392,570
                                                                     -----------

Utilities & Power--1.39%
 AES Corp *                                              4,550            28,893
 Allegheny Energy Inc *                                  1,850            15,633
 American Electric Power Co Inc                          2,810            83,822
 Calpine Corp *                                          1,200             7,920
 Centerpoint Energy Inc                                  2,302            18,761
 Cinergy Corp                                              606            22,295
 CMS Energy Corp                                           500             4,050
 Constellation Energy Group Inc                          1,410            48,363
 Devon Energy Corp                                       1,400            74,760
 Dominion Resources Inc                                  2,212           142,165
 DTE Energy Co                                           1,200            46,368
 Duke Energy Co                                          6,302           125,725
 Edison International *                                  2,680            44,032
 Entergy Corp                                            1,890            99,754
 EOG Resources Inc                                         400            16,736
 Exelon Corp                                             2,267           135,589
 First Energy Corp                                       2,431            93,472
 FPL Group Inc                                             600            40,110
 Keyspan Corp                                              500            17,725
 Mirant Corp *                                           1,273             3,692
 Nicor Inc                                                 100             3,711
 NiSource Inc                                              837            15,903
 Peoples Energy Corp                                       100             4,289
 PG&E Corp *                                             3,160            66,834
 PPL Corp                                                1,300            55,900
 Progress Energy Inc                                     1,752            76,913
 Public Service Enterprise Group Inc                     2,050            86,613
 Sempra Energy                                           1,800            51,349
 Southern Co                                             4,900           152,679
 TXU Corp                                                2,697            60,543
 Williams Cos Inc                                        3,160            24,959
 XCEL Energy Inc                                         3,215            48,349
                                                                     -----------
                                                                       1,717,907
                                                                     -----------

Total Common Stock
 (Cost $73,200,603)                                                   61,092,886
                                                                     -----------

--------------------------------------------------------------------------------
      FIXED INCOME--16.49%                            PAR                VALUE
--------------------------------------------------------------------------------

U.S. Treasury--16.49%
 United States Treasury Bonds
   5.25% November 15, 2028 #                       $   810,000           881,730
   5.25% February 15, 2029 #                           620,000           675,098
   5.50% August 15, 2028 #                             360,000           404,958
   6.00% February 15, 2026 #                           150,000           179,303
   6.125% November 15, 2027 #                          540,000           657,324
   6.125% October 15, 2029 #                           704,000           860,227
   6.25% August 15, 2023 #                             860,000         1,053,433
   6.25% May 15, 2030 #                                515,000           641,135
   6.375% August 15, 2027 #                            215,000           269,329
   6.50% November 15, 2026 #                           145,000           183,952
   6.625% February 15, 2027 #                          520,000           669,236
   6.75% August 15, 2026 #                              30,000            39,093
   6.875% August 15, 2025 #                            255,000           335,982
   7.125% February 15, 2023 #                          575,000           770,522
   7.25% May 15, 2016 #                              1,070,000         1,423,017
   7.25% August 15, 2022 #                             225,000           304,849
   7.50% November 15, 2016 #                           525,000           712,667
   7.50% November 15, 2024 #                           314,000           440,826
   7.625% November 15, 2022 #                          150,000           210,996
   7.625% February 15, 2025 #                          445,000           632,717
   7.875% February 15, 2021 #                          265,000           378,329
   8.00% November 15, 2021 #                           865,000         1,253,135
   8.125% August 15, 2019 #                          1,085,000         1,569,224
   8.125% May 15, 2021 #                               250,000           365,088
   8.125% August 15, 2021 #                            305,000           445,991
   8.50% February 15, 2020 #                           180,000           269,571
   8.75% May 15, 2018 #                                335,000           501,440
   8.75% May 15, 2020 #                                185,000           283,028
   8.75% August 15, 2020 #                             345,000           528,322
   8.875% August 15, 2017 #                            245,000           370,639
   8.875% February 15, 2019 #                          335,000           513,047
   9.00% November 15, 2018 #                           210,000           324,212

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

56 The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                               PAR             VALUE
--------------------------------------------------------------------------------

U.S. Treasury (continued)
 United States Treasury Bonds
   9.125% May 15, 2018 #                          $   155,000     $     240,377
   9.25% February 15, 2016 #                          125,000           191,392
   10.625% August 15, 2015 #                          175,000           290,322
   11.25% February 15, 2015 #                          55,000            93,723
   11.75% November 15, 2014 #                         165,000           249,421
   12.00% August 15, 2013 #                           575,000           835,614
   12.50% August 15, 2014 #                            30,000            46,276
   13.25% May 15, 2014 #                              185,000           289,582
                                                                  -------------
                                                                     20,385,127
                                                                  -------------

Total Fixed Income
 (Cost $17,084,646)                                                  20,385,127
                                                                  -------------

Total Long Term Assets
 (Cost $90,285,249)                                                  81,478,013
                                                                  -------------

--------------------------------------------------------------------------------
       SHORT TERM
   INVESTMENTS--42.37%                             PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Commercial Paper--18.00%
 AIG Funding Inc
   0.97% July 25, 2003 @                          $ 1,000,000           999,353
   1.20% July 21, 2003 @                            2,000,000         1,998,667
 American Honda Financial Corp
   1.14% July 10, 2003 @                            2,000,000         1,999,430
 Ciesco LP
   1.13% July 17, 2003 @                            2,000,000         1,999,317
   1.23% July 11, 2003 @                            2,000,000         1,998,996
 EI DuPont
   1.18% July 14, 2003 @                            2,300,000         2,299,020
 General Electric Capital Corp
   1.29% June 1, 2003 @                             1,257,362         1,257,362
 International Lease Financing
   1.06% July 11, 2003 @                            2,000,000         1,999,411
   1.00% July 18, 2003 @                            1,000,000           999,528
 Paccar Inc
   1.19% August 12, 2003 @                          2,500,000         2,496,529
 Pacific Life Insurance Co
   1.06% July 10, 2003 @                            1,500,000         1,499,603
 USAA Capital Corp
   1.15% August 12, 2003 @                          1,500,000         1,497,987
   1.15% August 12, 2004 @                          1,200,000         1,198,390
                                                                  -------------
                                                                     22,243,593
                                                                  -------------

Government Sponsored--2.42%
 Federal Home Loan Mortgage
   Discount Notes
   0.99% August 28, 2003                            3,000,000         2,995,214
                                                                  -------------

Repurchase Agreements--9.19%
 State Street Repo, 0.35%, dated
 June 30, 2003 due July 1, 2003,
 repurchase price $11,353,110,
 collateralized by U.S. Treasury
 Bond                                              11,353,000        11,353,000

Short Term Investment
Fund--1.64%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                  2,022,759         2,022,759
                                                                  -------------

Short Term Investment
Trust--9.26%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                   11,452,098        11,452,098
                                                                  -------------

U.S. Treasury--1.86%
 United States Treasury Bills
   0.77% September 18, 2003                         2,300,000         2,296,114
                                                                  -------------

Total Short Term Investments
 (Cost $52,362,778)                                                  52,362,778
                                                                  -------------

Total Investments--108.29%
 (Cost $142,648,027)                                                133,840,791
                                                                  -------------
Other Assets & Liabilities-- -8.29%                                 (10,248,958)
                                                                  -------------

Total Net Assets--100%                                            $ 123,591,833
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

--------------------------------------------------------------------------------
Preferred Fixed Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     FIXED INCOME--97.21%                               PAR             VALUE
--------------------------------------------------------------------------------

Asset Backed--5.11%
 Bayview Financial Asset Trust
   1.585% January 25, 2033 **###                    $ 1,942,158      $ 1,946,406
 Capital Auto Receivable
   1.23% June 15, 2005                                2,130,000        2,129,307
 CDC Mortgage Capital Trust
   1.525% March 25, 2033                              1,944,828        1,952,020
 Diversified REIT Trust IO
   0.54177% March 18, 2011 **###                     18,062,532          387,983
 Option One Mortgage
   Securities Corp
   1.00% June 30, 2010                                2,900,000        2,900,000
   1.4175% January 26, 2010 ###                         622,622          623,011
 Provident Bank Home Equity
   Loan Trust
   1.425% January 25, 2031 ###                          691,150          690,452
 PSNH  Funding LLC
   6.48% May 1, 2015                                  1,000,000        1,183,605
 Residential Asset Securities Corp
   1.31% March 25, 2029 ###                           1,378,654        1,379,738
 Structured Asset Securities Corp
   1.535% August 25, 2032 ###                         1,667,227        1,673,825
                                                                     -----------
                                                                      14,866,347
                                                                     -----------

Collateralized Mortgage
Obligations--3.02%
 CS First Boston Mortgage
   Securities Corp
   1.43% September 15, 2013 ###                         699,384          697,761
 Deutsche Mortgage and Asset
   Receiving Corp
   6.538% June 15, 2031                               2,600,000        2,936,848
 GMAC Commercial Mortgage
   Securities
   6.70% May 15, 2030                                 2,100,000        2,387,417
 GS Mortgage Securities Corp
   6.62% October 18, 2030                               700,000          801,779
 IMPAC CMB Trust
   1.495% March 25, 2033                              1,960,449        1,966,449
                                                                     -----------
                                                                       8,790,254
                                                                     -----------

Electric--3.29%
 AES Corp
   8.75% June 15, 2008 **                               449,000          466,960
   8.75% May 15, 2013                                    39,000           38,610
   8.875% February 15, 2011                              47,000           45,943
   9.375% September 15, 2010                             92,000           92,460
   9.50% June 1, 2009                                    95,000           95,950
   10.00% December 12, 2005 **                          108,000          112,050
 Allied Waste North America Inc
   7.625% January 1, 2006                                22,000           22,798
   8.50% December 1, 2008                                42,000           45,150
   8.875% April 1, 2008                                 160,000          173,600
 Calpine Corp
   7.75% April 15, 2009                                  18,000           13,320
   8.50% February 15, 2011                               86,000           64,500
   8.625% August 15, 2010                                20,000           15,000
   8.75% July 15, 2007                                  260,000          212,550
 Chesapeake Energy Corp
   8.125% April 1, 2011                                  80,000           86,200
   8.50% March 15, 2012                                   5,000            5,288
 Columbia/HCA Healthcare Corp
   7.25% May 20, 2008                                    40,000           44,125
 Dominion Resources Inc
   8.125% June 15, 2010                                 470,000          582,422
 Duke Energy Co
   3.75% March 5, 2008                                  440,000          452,906
   6.25% January 15, 2012                               165,000          184,898
 El Paso Electric Co
   8.375% June 15, 2032 **                              685,000          726,100
 First Energy Corp
   6.45% November 15, 2011                              325,000          356,642
 General Dynamics Corp
   4.25% May 15, 2013                                 1,400,000        1,406,671
 Mandalay Resort Group
   9.50% August 1, 2008                                 200,000          229,000
 Midamerican Energy Co
   6.75% December 30, 2031                              165,000          195,312
 Niagara Mohawk Power Corp
   7.75% October 1, 2008                              1,150,000        1,377,781
 Oncor Electric Delivery Co
   6.375% January 15, 2015 **                           100,000          113,443
 Orion Power Holdings Inc
   12.00% May 1, 2010                                   160,000          185,600
 Plains All American Pipeline LP
   7.75% October 15, 2012                                60,000           67,200
 Sonat Inc
   7.625% July 15, 2011                                 340,000          309,400
 Southern California Edison Co
   8.00% February 15, 2007                               90,000           98,663
 Southern Natural Gas Co
   8.00% March 1, 2032                                  830,000          897,438
 Tennessee Valley Authority
   6.25% December 15, 2017                              490,000          585,579
 TXU Energy Co. LLC
   7.00% March 15, 2013 **                              130,000          143,875
 XTO Energy Inc
   6.25% April 15, 2013 **                              120,000          127,500
                                                                     -----------
                                                                       9,574,934
                                                                     -----------

Finance & Banking--7.53%
 Bank of America Corp
   7.40% January 15, 2011                               750,000          921,459
 Bank One Corp
   5.90% November 15, 2011                              825,000          932,339
 Bear Stearns Cos Inc
   1.31% June 19, 2006 ###                              200,000          199,821
   1.92% December 3, 2013 **###                       1,850,000        1,844,769
 Citigroup Inc
   7.25% October 1, 2010                              1,040,000        1,260,081
   7.375% April 2, 2007                                 200,000          228,354
   7.75% April 2, 2012                                  260,000          310,012


--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

58  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
       FIXED INCOME                                      PAR             VALUE
--------------------------------------------------------------------------------

Finance & Banking (continued)
 Credit Suisse First Boston USA
   4.625% January 15, 2008                          $   450,000      $   480,544
 First Union National Bank Inc
   7.80% August 18, 2010                                685,000          849,922
 General Electric Capital Corp MTN
   5.875% February 15, 2012                           1,280,000        1,431,818
 General Motors Acceptance Corp
   6.1525% February 1, 2007                           1,025,000        1,071,026
   6.875% September 15, 2011                            370,000          371,235
   7.25% March 2, 2011                                  375,000          384,788
   8.00% November 1, 2031                               320,000          313,973
 Goldman Sachs Group Inc
   4.125% January 15, 2008                              300,000          315,256
   5.25% April 1, 2013                                   80,000           85,302
   6.60% January 15, 2012                               820,000          952,824
 Health Care REIT Inc
   8.00% September 12, 2012                             118,000          126,933
 Household Finance Corp
   6.375% October 15, 2011                              220,000          250,154
   6.375% November 27, 2012                             420,000          478,433
   6.75% May 15, 2011                                   585,000          679,401
   7.00% May 15, 2012                                    20,000           23,673
 JP Morgan Chase & Co
   5.35% March 1, 2007                                  375,000          410,622
   5.75% January 2, 2013                                700,000          765,297
   6.625% March 15, 2012                                290,000          334,564
 Lehman Brothers Holdings Inc
   6.25% May 15, 2006                                   525,000          586,537
   6.625% January 18, 2012                              235,000          275,508
 Morgan Stanley Group Inc
   5.30% March 1, 2013                                  310,000          329,481
   5.80% April 1, 2007                                  825,000          911,111
 Standard Chartered Bank
   8.00% May 30, 2031 **                                120,000          152,501
 US Bancorp
   3.125% March 15, 2008                                420,000          423,720
 US Bank National Association
   6.375% August 1, 2011                                265,000          309,351
 Wachovia Bank National Association
   1.48% March 15, 2015 ###                           1,329,088        1,329,120
 Wells Fargo & Co
   1.27% June 12, 2006 ###                            1,220,000        1,219,108
   3.50% April 4, 2008                                  280,000          288,836
   6.375% August 1, 2011                                900,000        1,050,828
                                                                     -----------
                                                                      21,898,701
                                                                     -----------

 Foreign Government--14.81%
 Brazil (Federative Republic)
   2.1875% Callable, Sinkable,
     Floating Rate Bond,
       April 15, 2009 ###                               169,412          142,306
   2.1875% Callable, Sinkable,
     Floating Rate Bond,
       April 15, 2012 ###                               760,000          570,000
   8.00% Callable, Sinkable, Fixed
     Rate Note, April 15, 2014                        1,884,057        1,643,840
   11.00% Callable, Fixed Rate Bond
      August 17, 2040                                   770,000          702,625
   11.50% Fixed Rate Note,
     March 12, 2008
   12.00% Fixed Rate Note,
     April 15, 2010                                     370,000          385,355
   14.50% Fixed Rate Note,
     October 15, 2009                                   640,000          740,800
   1.94% Rights, Sinkable, Floating Rate
     Bond, March 20, 2007 **###                       1,550,000        1,536,438
 Bulgaria (National Republic)
   8.25% Fixed Rate Bond,
     January 15, 2015 **                                920,000        1,085,600
 Canada (National Republic)
   3.50% Fixed Rate Note,
     September 17, 2007                                 875,000          910,235
   5.75% Fixed Rate Bond,
     June 1, 2029                                     1,194,000          963,479
   6.50% Fixed Rate Debenture,
     March 8, 2029                                      607,000          509,589
   7.50% Fixed Rate Debenture,
     September 15, 2029                               1,045,000        1,392,744
 Colombia
   10.50% Fixed Rate Note,
     July 9, 2010                                       430,000          494,500
   11.75% Fixed Rate Bond,
     February 25, 2020                                  400,000          498,000
 Germany (Federal Republic)
   3.375% Fixed Rate Bond,
     January 23, 2008                                 1,030,000        1,063,372
   3.75% Fixed Rate Bond,
     January 4, 2009                                  4,400,000        5,219,008
   5.00% Fixed Rate Bond,
     January 4, 2012                                  4,400,000        5,525,204
   5.50% Fixed Rate Bond,
     January 4, 2031                                  4,000,000        5,134,717
 Italy (Republic of)
   2.50% Fixed Rate Bond,
     March 31, 2006                                     380,000          387,387
   6.00% Zero Coupon Treasury
     Bond, May 1, 2031                                3,700,000        5,064,552
 Mexico (United Mexican States)
   8.375% Fixed Rate Note,
     January 14, 2011                                   980,000        1,174,040
   11.50% Fixed Rate Bond,
     May 15, 2026                                     2,460,000        3,667,860
 Panama (Republic of)
   9.375% Fixed Rate Bond,
     July 23, 2012                                      300,000          348,000
   9.625% Fixed Rate Bond,
     February 8, 2011                                   360,000          417,600

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                   PAR             VALUE
--------------------------------------------------------------------------------

Foreign Government (continued)
   10.75% Fixed Rate Bond,
     May 15, 2020                                  $   220,000       $   273,900
 Peru (Republic of)
   5.00% Variable Rate Bond,
     LIBOR + .8125%,
       March 7, 2017 ###                             1,190,400           982,080
 Philippines Republic
   9.875% Fixed Rate Note,
     January 15, 2019                                  750,000           827,813
   10.625% Fixed Rate Note,
     March 16, 2025                                    210,000           244,388
 Russian Federation
   5.00% Step-up Coupon,
     March 31, 2030 ###                              1,140,000         1,105,800
   8.25% Fixed Rate Bond,
     March 31, 2010                                     60,000            69,300
                                                                     -----------
                                                                      43,080,532
                                                                     -----------

Government Sponsored--20.96%
 Federal Home Loan Mortgage Corp
   5.00% 30 Years TBA                                8,000,000         8,127,504
   5.50% October 1, 2017                               271,011           281,089
   7.00% May 1, 2029                                   776,461           815,255
 Federal National Mortgage
   Association
   4.50% 15 Years TBA                                3,000,000         3,060,000
   5.00% 15 Years TBA                                5,500,000         5,680,466
   5.50% 15 Years TBA                                9,310,000         9,667,858
   6.00% March 1, 2016                               1,710,814         1,785,636
   6.00% 30 Years TBA                               15,200,000        15,793,742
   6.50% July 1, 2032                               12,580,000        13,118,575
   6.50% 30 Years TBA                                  334,455           348,781
   7.00% June 1, 2033                                2,160,000         2,274,750
                                                                     -----------
                                                                      60,953,656
                                                                     -----------

Industrials--18.68%
 Abitibi-Consolidated Inc
   8.50% August 1, 2029                                 11,000            11,271
   8.55% August 1, 2010                                103,000           115,376
 AK Steel Corp
   7.75% June 15, 2012                                  85,000            70,550
   7.875% February 15, 2009                             55,000            46,750
 American Axle & Manufacturing Inc
   9.75% March 1, 2009                                 126,000           135,450
 American Greetings
   6.10% August 1, 2028                                101,000           103,020
 American Standard Inc
   7.375% April 15, 2005                               167,000           177,020
 Amerigas Partners LP
   8.875% May 20, 2011                                  80,000            87,200
 AmerisourceBergen Corp
   8.125% September 1, 2008                            122,000           134,200
 Anadarko Petroleum Corp
   6.75% May 1, 2011                                   485,000           568,465
   7.50% May 1, 2031                                   115,000           144,462
 Anderson Exploration Ltd
   6.75% March 15, 2011                                200,000           231,571
 Anheuser-Busch Cos Inc
   6.50% February 1, 2043                              810,000           950,416
 AOL Time Warner Inc
   7.70% May 1, 2032                                 1,330,000         1,552,685
 Apache Corp
   6.25% April 15, 2012                                440,000           512,329
 Avis Group Holdings Inc
   11.00% May 1, 2009                                  134,000           150,080
 Ball Corp
   6.875% December 15, 2012                            193,000           204,580
 Beazer Homes USA Inc
   8.375% April 15, 2012                                25,000            27,688
 Biovail Corp
   7.875% April 1, 2010                                136,000           144,160
 Boeing Capital Corp
   6.50% February 15, 2012                             975,000         1,099,530
 Bristol-Myers Squibb Co
   5.75% October 1, 2011                               820,000           912,572
 Canadian Pacific Railway Ltd
   7.125% October 15, 2031                             575,000           704,655
 Cascades Inc
   7.25% February 15, 2013 **                           78,000            82,095
   7.25% February 15, 2013 **                          141,000           147,345
 Centex Corp
   1.475% December 25, 2032 ###                      2,095,547         2,100,673
 Chancellor Corp
   8.00% November 1, 2008                              131,000           152,288
 ChevronTexaco Corp
   3.50% September 17, 2007                            625,000           649,513
 Conoco Inc
   6.95% April 15, 2029                                670,000           806,114
 ConocoPhillips
   4.75% October 15, 2012                              975,000         1,030,411
   5.90% October 15, 2032                                5,000             5,365
 Conseco Financial
   Securitization Corp
   1.46% February 15, 2031 ###                       1,571,590         1,569,157
   6.60% February 1, 2033                            1,039,447         1,065,803
   7.27% September 1, 2032 ###                         800,000           681,355
   7.70% February 1, 2032                              300,000           311,467
 CSC Holdings
   7.625% April 1, 2011                                130,000           131,300
 Cummings Engine Inc
   7.125% March 1, 2028                                 25,000            22,375
 Cummins Inc
   9.50% December 1, 2010 **                            70,000            79,450
 CWABS Inc
   1.24% February 25, 2022                           2,900,000         2,900,000
   1.53% November 15, 2028 ###                       1,595,496         1,599,734
 DaimlerChrysler Holdings
   7.30% January 15, 2012                              400,000           451,116
   7.75% January 18, 2011                              235,000           273,311

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

60  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                   PAR             VALUE
--------------------------------------------------------------------------------

Industrials (continued)
 Devon Energy Corp
   6.875% September 30, 2011                       $  320,000         $  375,371
   7.875% September 30, 2031                          115,000            146,028
   7.95% April 15, 2032                               210,000            270,308
 Dillards Inc, Callable
   6.39% August 1, 2013                               120,000            120,300
 Dimon Inc
   7.75% June 1, 2013 **                               90,000             92,475
 Dow Chemical Co
   6.00% October 1, 2012                              325,000            353,561
 DR Horton Inc
   5.875% July 1, 2013                                102,000             99,960
   7.50% December 1, 2007                              20,000             21,650
   8.50% April 15, 2012                                85,000             95,625
 Entercom Communications Corp
   7.625% March 1, 2014                               130,000            141,700
 Fairchild Semiconductor
   International Corp
   10.50% February 1, 2009                             75,000             84,375
 Flextronics International Ltd
   9.875% July 1, 2010                                115,000            125,925
 Ford Motor Company
   7.45% July 16, 2031                                975,000            893,163
   7.875% June 15, 2010                             1,405,000          1,505,609
 Forest Oil Corporation
   7.75% May 1, 2014                                   50,000             52,000
   8.00% June 15, 2008                                 60,000             64,200
 Gap Inc
   6.90% September 15, 2007                           130,000            140,075
 General Motors Corp
   7.125% July 15, 2013                                50,000             49,733
   7.20% January 15, 2011                             435,000            438,448
   8.25% July 15, 2023                                120,000            119,412
   8.375% July 15, 2033                               260,000            255,369
 Georgia-Pacific Corp
   8.125% May 15, 2011                                 87,000             89,393
   8.875% May 15, 2031                                171,000            167,580
 Grant Prideco Inc
   9.00% December 15, 2009                             81,000             89,910
 Harrah's Entertainment Inc
   7.875% December 15, 2005                           268,000            291,450
 HCA Inc
   6.30% November 1, 2012                             220,000            224,919
 HMH Properties Inc
   7.875% August 1, 2005                               40,000             40,700
   7.875% August 1, 2008                               80,000             81,200
 Hilton Hotels Corp
   7.625% May 15, 2008                                127,000            136,525
 Host Marriott Corp
   9.50% January 15, 2007                              76,000             81,700
 Hydro Quebec
   7.50% April 1, 2016                                815,000          1,075,397
 IMC Global Inc
   10.875% June 1, 2008                                10,000             10,400
   11.25% June 1, 2011 **                             100,000            104,000
 International Business
   Machines Corp
   4.75% November 29, 2012                          1,230,000          1,292,812
 International Game Technology
   8.375% May 15, 2009                                 48,000             58,887
 Iron Mountain Inc PA
   8.625% April 1, 2013                                85,000             90,950
 ITT Industries Inc
   6.75% November 15, 2005                             13,000             13,569
 JC Penney Co Inc
   7.40% April 1, 2037                                110,000            114,675
   8.00% March 1, 2010                                 38,000             39,805
 John Deere Capital Corp
   7.00% March 15, 2012                               500,000            593,600
 Kellogg Inc
   6.60% April 1, 2011                                745,000            873,683
 Kraft Foods Inc
   5.25% June 1, 2007                                 400,000            433,485
   6.25% June 1, 2012                                 200,000            226,236
 Lear Corporation
   8.11% May 15, 2009                                 169,000            193,505
 Lennar Corp
   9.95% May 1, 2010                                   53,000             62,010
 Lockheed Martin Corp
   8.50% December 1, 2029                             220,000            299,023
 MacDermid Inc
   9.125% July 15, 2011                               174,000            194,445
 Manor Care Inc
   8.00% March 1, 2008                                220,000            247,500
 MeadWestvaco Corp
   6.85% April 1, 2012                                375,000            432,884
 Mesa Global Issuance Co IO
   8.00% April 18, 2005                             1,381,818             99,491
 MGM Grand Inc
   9.75% June 1, 2007                                 149,000            169,115
 MGM Mirage
   8.375% February 1, 2011                             21,000             23,888
   8.50% September 15, 2010                            40,000             47,000
 Millennium America Inc
   7.00% November 15, 2006                            120,000            121,200
 Mohegan Tribal Gaming Authority
   8.125% January 1, 2006                              10,000             10,850
   8.75% January 1, 2009                              117,000            126,068
 Moore North America Finance Co
   7.875% January 15, 2011 **                          25,000             26,063
 New Amer Group Inc
   6.55% March 15, 2033 **                            370,000            393,568
   7.30% April 30, 2028                               360,000            408,799
   7.625% November 30, 2028                           240,000            282,903
   8.875% April 26, 2023                              170,000            217,324
 Norampac Inc
   6.75% June 1, 2013 **                               80,000             84,000
 Norfolk Southern Corp
   6.75% February 15, 2011                            145,000            169,356
   7.25% February 15, 2031                             90,000            107,481

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                   PAR             VALUE
--------------------------------------------------------------------------------

Industrials (continued)
 Ocean Energy Inc
   8.375% July 1, 2008                             $   100,000       $   104,625
 Omnicare Inc
   8.125% March 15, 2011                                59,000            64,015
 Packaging Corp America
   9.625% April 1, 2009                                 80,000            88,100
 Park Place Entertainment Corp
   7.00% April 15, 2013 **                               8,000             8,560
   9.375% February 15, 2007                            115,000           127,363
 Peabody Energy Corp
   6.875% May 15, 2008 **                              137,000           143,508
 Pegasus Aviation Lease Securities
   8.37% March 25, 2030                                400,000           178,859
 Pepsi Bottling Group Inc
   7.00% March 1, 2029                                 775,000           943,568
 Philip Morris Cos Inc
   7.75% January 15, 2027                              800,000           857,458
 Pioneer Natural Resources Co
   7.50% April 15, 2012                                170,000           194,688
 Raytheon Co
   6.55% March 15, 2010                                165,000           184,679
 RJ Reynolds Tobacco Holdings Inc
   7.25% June 1, 2012                                  875,000           864,006
 Ryland Group
   5.375% June 1, 2008                                  10,000            10,325
   8.25% April 1, 2008                                  10,000            10,413
   9.75% September 1, 2010                              96,000           110,400
 Schuler Homes Inc
   9.37% July 15, 2009                                  14,000            15,820
 Seariver Maritime
   Financial Holdings
   0.01% September 1, 2012                             780,000           532,517
 Smithfield Foods Inc
   8.00% October 15, 2009                              160,000           173,200
 Starwood Hotels & Resorts
   Worldwide Inc
   7.375% May 1, 2007 ##                               119,000           125,248
 SPX Corp
   7.5% January 1, 2013                                170,000           184,025
 Target Corp
   5.875% March 1, 2012                                795,000           898,403
 Teekay Shipping Corp
   8.875% July 15, 2011                                191,000           209,384
 Tenet Health Care Corp
   6.375% December 1, 2012                             271,000           250,675
   7.375% February 1, 2013                             874,000           843,410
 Terex Corp
   10.375% April 1, 2011                                29,000            32,045
 Time Warner Entertainment Co
   8.375% July 15, 2033                                 10,000            12,935
 Toyota Motor Credit Corp
   2.80% January 18, 2006                              440,000           451,191
 Tricon Global Restaurants Inc
   8.50% April 15, 2006                                101,000           113,120
 Tyco International Ltd
   6.375% October 15, 2011                           1,095,000         1,155,225
   6.875% January 15, 2029                           1,575,000         1,590,750
 Union Pacific Corp
   6.50% April 15, 2012                                230,000           265,964
   6.625% February 1, 2029                             385,000           434,516
 Unisys Corp.
   6.875% March 15, 2010                               107,000           111,280
 Ventas Realty Ltd
   8.75% May 1, 2009                                    80,000            86,400
   9.00% May 1, 2012                                    10,000            10,900
 Viacom Inc
   5.625% August 15, 2012                              400,000           444,385
 Vintage Petroleum Inc
   8.25% May 1, 2012                                    80,000            88,000
 Wal-Mart Stores Inc
   7.55% February 15, 2030                             900,000         1,188,623
 Waste Management Inc.
   6.375% November 15, 2012                            380,000           432,076
   7.750% May 15, 2032                                 990,000         1,240,744
 Westport Resources Corp
   8.25% November 1, 2011                               13,000            14,235
   8.25% November 1, 2011 **                            19,000            20,805
 Weyerhaeuser Co
   6.75% March 15, 2012                                510,000           578,953
   7.375% March 15, 2032                               850,000           977,092
 Williams Cos Inc
   8.625% June 1, 2010                                 155,000           161,975
 Willis Corroon Corporation
   9.00% February 1, 2009                              118,000           125,080
 Xerox Equipment Lease
   3.31% February 15, 2008 ###                         229,051           229,231
                                                                     -----------
                                                                      54,324,312
                                                                     -----------

Telecommunications--3.06%
 AT&T Corp
   6.00% March 15, 2009                                  3,000             3,210
   8.50% November 15, 2013 **                          230,000           260,794
 AT&T Wireless
   7.875% March 1, 2011                                225,000           265,730
   8.125% May 1, 2012                                   75,000            90,364
 BellSouth Corp
   6.00% October 15, 2011                              415,000           474,262
 British Sky Broadcasting Group Plc
   6.875% February 23, 2009                             32,000            36,160
   7.30% October 15, 2006                               77,000            86,240
   8.20% July 15, 2009                                  85,000           100,725
 British Telecommunication Plc
   8.375% December 15, 2010 ##                         410,000           518,518
 Cingular Wireless LLC
   6.50% December 15, 2011 **                          220,000           253,478
 Clear Channel Communications
   6.00% November 1, 2006                               28,000            30,661
 Comcast Corp
   6.50% January 15, 2015                              480,000           539,825
   7.125% June 15, 2013                                185,000           216,150

                                                          www.PreferredGroup.com

62  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
         FIXED INCOME                                   PAR             VALUE
--------------------------------------------------------------------------------

Telecommunications (continued)
 Cox Communications Inc
   7.75% November 1, 2010                         $    255,000      $    311,917
 Deutsche Telekom AG
   8.75% June 15, 2030 ###                             190,000           242,077
 Echostar Corp
   9.125% January 15, 2009                              24,000            26,820
   9.375% February 1, 2009                             171,000           182,329
 L3 Communications Corp
   7.625% June 15, 2012                                190,000           209,000
 Lamar Media Corp
   7.25% January 1, 2013                                49,000            51,940
 Liberty Media Corp
   5.70% May 15, 2013                                  180,000           182,974
 PanAmSat Corp
   6.375% January 15, 2008                              35,000            35,525
   8.50% February 1, 2012                               96,000           103,920
 Rogers Cable Inc
   7.875% May 1, 2012                                  128,000           139,520
 SBC Communications Inc
   5.875% February 1, 2012                             285,000           319,948
   5.875% August 15, 2012                              195,000           219,833
 Shaw Communications Inc
   7.20% December 15, 2011                              61,000            65,728
   8.25% April 11, 2010                                 96,000           106,800
 Sprint Capital Corp
   6.00% January 15, 2007                              650,000           698,524
   6.125% November 15, 2008                            340,000           369,011
   8.375% March 15, 2012                               200,000           239,463
   8.75% March 15, 2032                                170,000           203,494
 TCI Communications Inc
   7.875% February 15, 2026                            455,000           533,371
 Telecommunications Inc
   9.80% February 1, 2012                               30,000            39,740
 Verizon Global Funding Corp
   4.375% June 1, 2013                                 150,000           149,577
   7.375% September 1, 2012                            205,000           250,040
   7.75% December 1, 2030                              225,000           284,957
   7.75% June 15, 2032                                 400,000           508,972
 Verizon New York Inc
   6.875% April 1, 2012                                465,000           547,381
                                                                    ------------
                                                                       8,898,978
                                                                    ------------

U.S. Government Agency Mortgage -
Backed Securities--12.97%
 Federal Home Loan Bank
   1.875% June 15, 2006                                420,000           421,092
   4.875% November 15, 2006                          1,140,000         1,246,760
 Federal National Mortgage
   Association
   3.25% January 15, 2008                            3,710,000         3,834,426
   4.375% March 15, 2013                               250,000           260,348
   10.35% December 10, 2015                             30,000            48,053
 Governmental National Mortgage
   Association
   6.00% November 15, 2032                           7,398,864         7,759,472
   6.00% 30 Years TBA                                7,000,000         7,323,750
   6.50% May 15, 2029                                  635,443           668,174
   6.50% June 15, 2031                                 607,878           638,327
   6.50% July 15, 2031                                 635,132           666,946
   6.50% October 15, 2031                            1,097,573         1,152,551
   6.50% November 15, 2031                           4,206,694         4,417,413
   6.50% December 15, 2031                           1,482,931         1,557,213
   6.50% January 15, 2032                            5,854,583         6,147,486
   6.50% February 15, 2032                           1,303,544         1,368,760
   7.50% February 15, 2031                             110,760           117,681
   7.50% May 15, 2030                                   71,831            76,347
                                                                    ------------
                                                                      37,704,799
                                                                    ------------

U.S. Treasury--7.78%
 United States Treasury Bonds
   3.875% April 15, 2029 +                          14,535,690        18,544,351
   5.375% February 15, 2031                          3,630,000         4,087,575
                                                                    ------------
                                                                      22,631,926
                                                                    ------------

Total Fixed Income
 (Cost $268,845,663)                                                 282,724,439
                                                                    ------------

--------------------------------------------------------------------------------
            SHORT TERM
        INVESTMENTS--34.73%                        PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Finance & Banking--0.02%
 Truman Capital Mortgage Loan Trust
   5.90% November 25, 2003 IO **                  $  4,400,000            67,760
                                                                    ------------

Repurchase Agreements--20.29%
 Lehman Brothers Holdings Repo,
   6.625%, dated June 30, 2003 due
   November 15, 2030, repurchase price
   $9,000,288, collateralized by
   Federal National Mortgage
   Association Bond                                  9,000,000         9,000,000
 Merrill Lynch Repo, 1.22%, dated
   June 30, 2003, due January 15, 2010,
   repurchase price $50,001,694,
   collateralized by Federal National
   Mortgage Association Note                        50,000,000        50,000,000
                                                                    ------------
                                                                      59,000,000
                                                                    ------------

Government Sponsored--3.37%
 Federal Home Loan Bank
   Discount Notes
   0.00% July 9, 2003                                2,500,000         2,499,473
 Federal Home Loan Mortgage
   Discount Notes
   0.00% July 1, 2003                                  900,000           900,000
   0.00% July 30, 2003                               6,400,000         6,395,104
                                                                    ------------
                                                                       9,794,577
                                                                    ------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
      SHORT TERM INVESTMENTS                     PAR/SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment
Trust--9.50%
 Securities Lending Quality Trust^^^
 1.24% yield as of June 30, 2003                 27,648,645       $  27,648,645
                                                                  -------------

Short Term Investment
Trust--1.55%
 State Street Global Advisors
 Money Market Fund ^^^
 0.7925% yield as of June 30, 2003                4,491,909           4,491,909
                                                                  -------------

Total Short Term Investments
 (Cost $100,999,991)                                                101,002,891
                                                                  -------------

Total Investments--131.94%
 (Cost $369,845,654)                                                383,727,330
                                                                  -------------

Other Assets & Liabilities-- -31.94%                                (92,897,546)
                                                                  -------------

Total Net Assets--100%                                            $ 290,829,784
                                                                  =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Short-Term Government Securities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        FIXED INCOME--98.02%                        PAR               VALUE
--------------------------------------------------------------------------------

Collateralized Mortgage
Obligation ^^--7.00%
 Federal Home Loan Mortgage Corp
   4.00% March 15, 2033                        $     508,825      $     509,519
   4.235% February 1, 2003                         4,904,697          4,995,867
   4.667% December 1, 2032                         4,126,543          4,261,068
                                                                  -------------
                                                                      9,766,454
                                                                  -------------

Government Sponsored--91.02%
 Federal Farm Credit Bank
   1.875% January 16, 2007                         5,000,000          4,962,765
 Federal Home Loan Banks
   3.875% December 15, 2004                        1,000,000          1,038,216
   4.125% January 14, 2005                         5,000,000          5,215,350
 Federal Home Loan Mortgage Corp
   2.05% January 1, 2007                          10,000,000          9,980,000
   2.75% December 30, 2005                         2,000,000          2,016,932
   2.875% September 15, 2005                       5,000,000          5,147,700
   3.25% February 25, 2004                         4,000,000          4,090,640
   3.50% February 13, 2008                         6,000,000          6,205,866
   4.50% July 23, 2007                             5,000,000          5,162,440
   5.00% May 15, 2004                             10,000,000         10,337,920
   5.25% February 15, 2004                        10,000,000         10,258,690
   5.375% August 16, 2006                          1,000,000          1,045,535
 Federal National Mortgage
 Association
   2.15% November 28, 2005                        10,000,000         10,045,080
   2.25% June 15, 2006                             4,000,000          4,053,480
   3.00% June 15, 2004                             9,000,000          9,155,556
   4.25% July 15, 2007                             2,000,000          2,152,176
   5.00% January 15, 2007                          6,000,000          6,603,924
   7.50% May 25, 2007 REMIC                           11,327             11,336
 Federal National Mortgage
   Association Pool
   3.917% February 1, 2033                         4,224,839          4,309,376
   4.754% October 1, 2032                          4,315,660          4,455,525
 Student Loan Marketing Trust
   5.00% June 30, 2004                            15,000,000         15,612,135
 United States Treasury Notes
   2.625% May 15, 2008                             5,000,000          5,045,704
                                                                  -------------
                                                                    126,906,346
                                                                  -------------

Total Fixed Income
 (Cost $134,178,330)                                                136,672,800
                                                                  -------------

--------------------------------------------------------------------------------
           SHORT TERM
       INVESTMENTS--4.40%                           SHARES            VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--4.40%
 State Street Global Advisors
 Government Money Market Fund ^^^
 0.7588% yield as of June 30, 2003                 6,136,385          6,136,385
                                                                  -------------

Total Short Term Investments
 (Cost $6,136,385)                                                    6,136,385
                                                                  -------------

Total Investments--102.42%
 (Cost $140,314,715)                                                142,809,185
                                                                  -------------

Other Assets & Liabilities-- -2.42%                                  (3,374,631)
                                                                  -------------

Total Net Assets--100%                                            $ 139,434,554
                                                                  =============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

64  The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2003


--------------------------------------------------------------------------------
Preferred Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        SHORT TERM
     INVESTMENTS--94.09%                             PAR               VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--3.81%
 Nordeutsche Landesbank
   1.03% December 23, 2003 @                     $  8,000,000       $  7,959,944
                                                                    ------------
                                                                       7,959,944
                                                                    ------------

Commercial Paper--72.09%
 Allied Irish Banks Plc
   1.22% August 7, 2003 @                           5,000,000          4,993,731
 Aquinas FDG
   1.19% September 3, 2003 @                        8,000,000          7,983,076
 Bank Ireland Governor & Co
   1.21% August 28, 2003 @                          6,000,000          5,988,303
 Blue Ridge Assets
   1.33% July 1, 2003 @                             8,000,000          8,000,000
 Citi Group Holdings Inc
   1.25% August 15, 2003 @                          4,000,000          3,993,750
 Corporate Asset Fund
   1.21% September 15, 2003 @                       5,000,000          4,987,228
 Dorada
   1.31% May 24, 2004 @                             5,000,000          4,999,777
   1.33% February 12, 2004 @                        3,000,000          2,999,814
 Edison Asset Securitization
   1.25% October 15, 2003 @                         8,000,000          7,970,556
 Fortis Funding
   1.25% October 14, 2003 @                         7,000,000          6,974,479
 Galaxy Funding Inc
  1.28% April 22, 2003 @                            6,000,000          5,996,850
 General Electric Capital Intl
   FDG Inc
   1.26% September 22, 2003 @                       5,000,000          4,985,475
 Grampian Funding Ltd/LLC
   1.21% November 07, 2003 @                        5,000,000          4,978,321
   1.23% August 07, 2003 @                          5,000,000          4,993,679
 HBOS Treasury Services
   1.25% July 07, 2003 @                            5,000,000          4,998,958
 K2 USA LLC
   1.19% September 29, 2003 @                       5,000,000          4,985,125
 Liberty Street Funding Corp
   1.06% September 26, 2003 @                       7,000,000          6,982,068
 Macquarie Bank Ltd
   1.26% July 14, 2003 @                            6,138,000          6,135,207
 Mont Blanc Capital Corp
   1.25% July 9, 2003 @                             8,000,000          7,997,778
 Nordea North America Inc
   1.05% December 22, 2003 @                        5,000,000          4,974,625
 Scaldis & Scaldis
   1.00% September 12, 2003 @                       8,500,000          8,482,764
 Sigma Finance
   1.23% August 13, 2003 @                          5,000,000          4,992,654
 Swiss Re Financial Products Corp
   1.235% August 05, 2003 @                         4,000,000          3,995,197
 Thames Asset Global Sec
   1.25% July 07, 2003 @                           10,000,000          9,997,917
 UBS Finance Delaware Inc
   1.31% July 1, 2003 @                             7,155,000          7,155,000
                                                                    ------------
                                                                     150,542,332
                                                                    ------------

Floating Rate Notes--7.66%
 Beta Finance Inc
   1.31% June 02, 2004 @##                          5,000,000          4,999,770
 Credit Agricole Indosuez NY
   1.235% September 25, 2003 @##                    3,000,000          2,999,856
 General Electric Capital Corp
   1.34% July 9, 2003##                             3,000,000          3,000,000
 Canadian Royal Bank NY Branch
   1.22% September 12, 2003 @##                     5,000,000          4,999,698
                                                                    ------------
                                                                      15,999,324
                                                                    ------------

Government Agency--10.53%
 Federal Home Loan Banks
   1.40% March 8, 2004                              7,000,000          7,000,000
 Federal Home Loan Mortgage
   Discount Notes
   1.115% September 11, 2003                        5,000,000          4,988,850
   1.185% August 5, 2003                           10,000,000          9,988,479
                                                                    ------------
                                                                      21,977,329
                                                                    ------------

Total Short Term Investments
 (Cost $196,478,929)                                                 196,478,929
                                                                    ------------

Total Investments--94.09%
 (Cost $196,478,929)                                                 196,478,929
                                                                    ------------

Other Assets and Liabilities--5.91%                                   12,350,620
                                                                    ------------

Total Net Assets--100%                                              $208,829,549
                                                                    ============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, these securities amounted to $10,407,525 or 3.58% of the net assets of the Preferred Fixed Income Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2003.

## Floating rate note. The interest rate shown reflects the rate currently in effect. The maturity date shown reflects the next reset date.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Treasury Inflationary Protected Securities (TIPS)

^ Caterpillar Inc is the parent company of Caterpillar Investment Management Ltd (CIML), the fund's adviser.

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^   State Street Bank serves as the Fund's Accountant and Custodian.

Abbreviations:

ADR   - American Depository Receipt

IO    - Interest-only bond. The only current obligation is interest and repayment of principal is deferred.

MTN   - Medium Term Notes

PFD   - Preferred Stock

REIT  - Real Estate Investment Trust

TBA   - To Be Announced, these securities have been purchased on a delayed delivery basis.

                                                          www.PreferredGroup.com

66


The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2003

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund

("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies believed to offer the potential for capital appreciation.

Preferred International Value Fund

("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund

("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund

("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund

("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies that are experiencing or expected to experience above-average earnings growth.

Preferred Value Fund

("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund

("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund

("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund

("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund

("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

Security Valuations

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer supplied market valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by an established market maker is used.

Short-term investments having remaining maturity of 60 days or less and money market investments held by the Money Market are valued at amortized cost.

Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. The premium is valued based on prices supplied by a broker.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Bank Short Term Investment Fund and State Street Bank Short Term Investment Trust include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

At June 30, 2003, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                                  Year of           Capital Loss
Fund                                            Expiration          Carryforward
--------------------------------------------------------------------------------

International Growth                                2009            $    516,573
International Growth                                2010               1,794,289
International Growth                                2011               5,644,047
International Value                                 2011               1,008,358
Small Cap Growth                                    2007               5,897,783
Small Cap Growth                                    2009               8,573,430
Small Cap Growth                                    2010              29,386,626
Small Cap Growth                                    2011              11,341,036
Mid Cap Growth                                      2010               4,994,370
Mid Cap Growth                                      2011               7,314,760
Large Cap Growth                                    2010              96,928,486
Large Cap Growth                                    2011             101,762,725
Asset Allocation                                    2010                 205,997
Asset Allocation                                    2011               4,327,304
Money Market                                        2009                   2,650
Money Market                                        2010                   3,628
Money Market                                        2011                   1,051

--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Federal Tax Information

The funds have designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended June 30, 2003, the funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.

                                                          www.PreferredGroup.com

68


The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2003


Components of Distributable Earnings

As of June 30, 2003, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

-----------------------------------------------------------------------------------------------------------------
                                             Undistributed     Undistributed     Undistributed
                           Capital Loss        Ordinary         Short Term         Long Term
Fund                       Carryforward         Income             Gains             Gains              Total
-----------------------------------------------------------------------------------------------------------------
International Growth      $  (7,954,909)                --                --                --     $  (7,954,909)
International Value          (1,008,358)     $   3,624,933                --                --         2,616,575
Small Cap Growth            (55,198,875)                --                --                --       (55,198,875)
Mid Cap Growth              (12,309,130)                --                --                --       (12,309,130)
Large Cap Growth           (198,691,211)           266,000                --                --      (198,425,211)
Value                                --          1,796,896                --                --         1,796,896
Asset Allocation             (4,533,301)             2,369                --                --        (4,530,932)
Fixed Income                         --                 --     $   2,615,795     $   1,835,251         4,451,046
Short-Term Government                --                 --           581,690           542,220         1,123,910
Money Market                     (7,329)             7,329                --                --                --
-----------------------------------------------------------------------------------------------------------------

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at June 30, 2003, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                              Net Unrealized           Cost for
                              Gross Unrealized       Gross Unrealized         Appreciation/          Federal Tax
Fund                            Appreciation          (Depreciation)          (Depreciation)           Purposes
-----------------------------------------------------------------------------------------------------------------
International Growth            $  1,818,008           $     (9,841)           $  1,808,167          $ 23,971,044
International Value                1,486,929               (171,999)              1,314,930           304,071,978
Small Cap Growth                   7,109,953               (143,188)              6,966,765            65,138,956
Mid Cap Growth                     5,425,988               (338,214)              5,087,774            51,970,165
Large Cap Growth                  12,406,776             (5,465,197)              6,941,579           383,829,542
Value                             14,487,875             (4,158,441)             10,329,434           291,585,039
Asset Allocation                          --            (10,364,379)            (10,364,379)          144,205,170
Fixed Income                      13,881,676                 (5,737)             13,875,939           369,851,391
Short-Term Government              2,494,470                 (4,857)              2,489,613           140,319,572
Money Market                              --                     --                      --           196,478,929
-----------------------------------------------------------------------------------------------------------------

Post October Losses

For the year ended June 30, 2003, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

--------------------------------------------------------------------------------
Fund                                                                      Losses
--------------------------------------------------------------------------------

International Growth                                                 $ 3,408,055
International Value                                                      159,722
Small Cap Growth                                                              --
Mid Cap Growth                                                                --
Large Cap Growth                                                      32,099,791
Value                                                                         --
Asset Allocation                                                              --
Fixed Income                                                                  --
Short-Term Government                                                         --
Money Market                                                                  --
--------------------------------------------------------------------------------

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. For the Short-Term Government Securities Fund, income earned on short-term investment funds is included in interest income in the Statement of Operations. Payments received in kind are recorded at the fair value of the securities received.

Distributions to Shareholders

Large Cap Growth, Value, International Value, Small Cap Growth, International Growth and Mid Cap Growth declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October 31 losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts for various reasons, including the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statement of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2003.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a fund's exposure to the underlying instrument while

                                                          www.PreferredGroup.com

70


The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2003

buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among others, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for all open written option contracts as of June 30, 2003.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves risks, including the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

Stripped Mortgage-Backed Securities (SMBS)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only securities (IOs), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trust (REITs)

Because the funds may invest in Real Estate Investment Trusts (REITs), a fund may be subject to certain risks associated with direct investments in real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds are permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk

All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

2. Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory and portfolio management services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

--------------------------------------------------------------------------------
                                                            Annual Percentage of
Fund                                                         Average Net Assets
--------------------------------------------------------------------------------

International Growth                                               1.05%
International Value                                                0.95%*
Small Cap Growth                                                   1.00%
Mid Cap Growth                                                     1.00%
Large Cap Growth                                                   0.75%
Value                                                              0.90%**
Asset Allocation                                                   0.70%
Fixed Income                                                       0.50%
Short-Term Government                                              0.35%
Money Market                                                       0.30%

--------------------------------------------------------------------------------

* The adviser voluntarily waived a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002.

** On February 1, 2003, the management fee for the Preferred Value Fund increased from 0.75% to 0.90%.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                       Subadvisers
--------------------------------------------------------------------------------

International Growth       Marvin & Palmer Associates, Inc. ("Marvin")
International Value        Mercator Asset Management, LP ("Mercator")
Small Cap Growth           Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth             Turner Investment Partners, Inc. ("Turner")
Large Cap Growth           Jennison Associates LLC ("Jennison")
Value                      MFS Institutional Advisors Inc. ("MFS") and
                           Pacific Financial Research, Inc. ("PFR")+
Asset Allocation           Mellon Capital Management Corporation ("Mellon") and
                           PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income               Western Assets Management Company ("Western")++
Short-Term Government      None
Money Market               J.P. Morgan Investment Management Inc. ("Morgan")

--------------------------------------------------------------------------------

+     Prior to January 1, 2003, Oppenheimer Capital LLC subadvised the fund.

++ Prior to November 1, 2002, J.P. Morgan Investment Management Inc. subadvised the fund, Western has retained Western Asset Management Company Limited as a tertiary advisor.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the year ended June 30, 2003, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

------------------------------------------------------------------------------------------------------------------------------
                                International   International     Small Cap    Mid Cap     Large Cap                   Asset
Broker Name                        Growth           Value          Growth       Growth       Growth        Value    Allocation
------------------------------------------------------------------------------------------------------------------------------
Chase Securities, Inc.                            $  1,356
Credit Lyonnais Securities        $    837           8,615
Deutsche Bank Securities Inc.        3,545          15,731        $    940                  $  3,990     $    500     $     26
Dresdner Bank                                        1,435
Dresdner Kleinwort Benson               79          29,858
J.P. Morgan Securities, Inc.         2,999          53,024           8,690     $  1,456       31,104        5,555        1,931
J.P. Morgan Securities, Ltd.           180          15,317
Legg Mason Wood Walker                                               1,317                       845          390
Prudential Securities Inc.                                           5,312          621
Wachovia Securities LLC                                              4,599        2,345                     8,999
                                  --------------------------------------------------------------------------------------------
Total                             $  7,640        $125,336        $ 20,858     $  4,422     $ 35,939     $ 15,444     $  1,957
                                  --------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

72


The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2003

Trustees' Fees

For the year ended June 30, 2003, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $12,000 plus $2,500 for each Trustees' meeting attended.

3. Beneficial Interest

As of June 30, 2003, shareholders holding of record more than 5% of total shares outstanding were as follows:

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Preferred
                                                           Stable                    American   Caterpillar
                                  401(k)      Insurance   Principal     Beckwith     Banker's    Investment     Empire     Charles
                                  Plan*      Reserves**  Collective    Machinery    Insurance    Management     Savings    Schwab
Fund                                                        Trust        Company        Co.         Ltd.         Plan    & Co. Inc.
-----------------------------------------------------------------------------------------------------------------------------------
International Growth              18.72%       28.28%          --         6.86%          --         42.42%          --        --
International Value               32.47%        6.36%          --           --           --            --           --      5.48%
Small Cap Growth                  68.62%       19.94%          --           --           --            --           --        --
Mid Cap Growth                    48.21%       16.55%          --           --           --         27.01%          --        --
Large Cap Growth                  64.37%        8.87%          --           --           --            --                     --
Value                             67.79%       12.24%          --           --           --            --           --        --
Asset Allocation                  62.54%          --           --           --           --            --         6.57%       --
Fixed Income                      41.24%          --        46.59%          --           --            --           --        --
Short-Term Government             35.50%       14.96%       25.79%       12.33%        6.31%           --           --        --
Money Market                      79.60%          --         8.84%          --           --            --           --        --

-----------------------------------------------------------------------------------------------------------------------------------

*     Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included on the Short-Term Government Securities Fund are holdings of 6.31% held by American Banker's Insurance Company of Florida for the benefit of Caterpillar Insurance Company Limited.

4. Portfolio Information

Security Purchases and Sales

During the year ended June 30, 2003, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                           Long-Term                                    U.S. Government
                                           --------------------------------------------   ------------------------------------------
Fund                                          Purchases                  Sales                 Purchases                  Sales
------------------------------------------------------------------------------------------------------------------------------------
International Growth                       $   33,776,128           $   32,318,453                       --                       --
International Value                            89,565,314               45,734,712                       --                       --
Small Cap Growth                               85,520,119               75,807,591                       --                       --
Mid Cap Growth                                 75,150,071               61,814,438                       --                       --
Large Cap Growth                              226,447,044              243,029,300                       --                       --
Value                                         309,556,186              314,055,040                       --                       --
Asset Allocation                                8,512,334               14,374,936           $   51,454,325           $   60,788,315
Fixed Income                                1,413,336,623            1,301,561,390              195,091,187              214,099,846
Short-Term Government                         121,154,206               89,811,453               59,735,116               60,078,477

------------------------------------------------------------------------------------------------------------------------------------

During the year ended June 30, 2003, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

------------------------------------------------------------------------------------------------------------------------------------
                                                            Other                                       U.S. Government
                                           --------------------------------------------   ------------------------------------------
Fund                                          Purchases                  Sales                 Purchases                  Sales
------------------------------------------------------------------------------------------------------------------------------------
Money Market                               $3,522,105,455           $3,512,324,400           $      936,049           $      936,794
------------------------------------------------------------------------------------------------------------------------------------

Futures Contracts

Futures contracts open at June 30, 2003:

------------------------------------------------------------------------------------------------
                             Number of       Expiration         Underlying          Unrealized
Contracts                    Contracts          Date            Face Value      Gain (Loss), Net
------------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
   S&P 500                       131        September 03       $ 31,875,575       $   (547,038)
   S&P 500                        62        September 03         15,086,150           (403,632)
   S&P 500                        14        September 03            681,310            (12,593)
   EURO Future                    19        September 03          4,698,938             (6,925)
   Russell 2000                    8        September 03          1,793,600             14,748
                                                                                  ------------
                                                                                  $   (955,440)
                                                                                  ------------
Short Positions:
    U.S. Treasury Bonds          (47)       September 03         (5,515,159)      $     65,684
    U.S. Treasury Bonds          (21)       September 03         (2,464,220)            58,614
                                                                                  ------------
                                                                                       124,298
                                                                                  ------------
                                                                                  $   (831,142)
                                                                                  ------------
------------------------------------------------------------------------------------------------

Option Contracts

During the year ended June 30, 2003, the following written option activity took place:

--------------------------------------------------------------------------------
                                                  Number of        Issue Premium
                                                Put Contracts         Received
--------------------------------------------------------------------------------

Asset Allocation:
Balance as of June 30, 2002                            123          $ 1,497,671
Written                                                596            5,269,002
Closed at Cost                                        (638)          (6,539,916)
Expired at Cost                                        (81)            (226,757)
Exercised                                                0                    0
                                                -------------------------------
Balance as of June 30, 2003                              0          $         0
                                                -------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Number of           Premium
                                                Call Contracts           Cost
--------------------------------------------------------------------------------

Large Cap Growth:
Balance as of June 30, 2002                              0          $         0
Written                                              1,065              143,987
Closed at Cost                                        (297)            (107,368)
Expired at Cost                                       (577)                   0
Exercised                                                0                    0
                                                -------------------------------
Balance as of June 30, 2003                            191          $    36,619
                                                -------------------------------

--------------------------------------------------------------------------------

Pending Forwards

The following foreign currency contracts were open at June 30, 2003.

--------------------------------------------------------------------------------------------------------------
Settlement Date               Contracts  to Deliver          In Exchange For            Unrealized Gain (Loss)
--------------------------------------------------------------------------------------------------------------
International Growth Fund

August 28, 2003               CHF           730,000     USD                554,227              13,399
August 28, 2003               CHR           740,000     USD                567,193              18,955
August 28, 2003               DKK           540,000     USD                 84,776               1,332
August 28, 2003               DKK           530,000     USD                 83,784               1,884
August 28, 2003               EUR         1,500,000     USD              1,748,445              26,040
August 28, 2003               EUR         1,470,000     USD              1,724,780              36,823
August 28, 2003               GBP           590,000     USD                969,883              (1,395)
August 28, 2003               GBP           190,000     USD                314,769               1,985
August 28, 2003               JPY       282,010,000     USD              2,403,409              45,807
August 28, 2003               JPY        37,790,000     USD                318,379               2,455
August 28, 2003               SEK         1,030,000     USD                131,475               3,049
August 28, 2003               SEK           810,000     USD                104,242               3,247
                                                                                               -------
                                                                                               153,581
                                                                                               -------

Fixed Income Fund

August 20, 2003               EUR         4,403,140     USD              5,094,433              37,323
August 20, 2003               EUR         1,219,124     USD              1,409,307               9,115
August 20, 2003               EUR        13,600,000     USD             15,694,400              74,480
August 20, 2003               EUR         2,044,568     USD              2,388,055              39,821
August 20, 2003               USD         4,892,236     EUR              4,221,083             (44,222)
August 20, 2003               USD         1,494,714     EUR              1,291,888             (10,951)
                                                                                               -------
                                                                                               105,566
                                                                                               -------

--------------------------------------------------------------------------------------------------------------

CHF = Switzerland Francs
DKK = Denmark Kroner
EUR = Euro
GBP = United Kingdom Pound
JPY = Japan Yen
SEK = Sweden Kronor
USD = United States Dollar

                                                          www.PreferredGroup.com

74


The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2003

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party and institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of June 30, 2003, is as follows:

--------------------------------------------------------------------------------
Fund                                 Cash           Non-Cash             Total
--------------------------------------------------------------------------------

International Growth             $ 3,481,303                --       $ 3,481,303
International Value               56,082,446                --        56,082,446
Small Cap Growth                  13,284,040                --        13,284,040
Mid Cap Growth                     9,605,475                --         9,605,475
Large Cap Growth                  16,288,305                --        16,288,305
Value                             13,768,617                --        13,768,617
Asset Allocation                  11,452,098       $ 2,425,588        13,877,686
Fixed Income                      27,648,645         1,149,020        28,797,665

--------------------------------------------------------------------------------

6. Income Tax Information (Unaudited)

The funds which declared and paid a long-term capital gain distribution in fiscal year 2003 (International Value, Value and Fixed Income) hereby designate the following amounts as long-term capital gain distributions:

--------------------------------------------------------------------------------
Fund                                                     Long-Term Capital Gains
--------------------------------------------------------------------------------

International Value                                             $  267,091
Value                                                            7,005,059
Fixed Income                                                        77,425

--------------------------------------------------------------------------------

Shareholder Actions (Unaudited)

On November 1, 2002, the majority shareholder of the Preferred Fixed Income Fund approved by written consent: (i) the Subadviser Agreement between Caterpillar Investment Management Ltd. and Western Asset Management Company and (ii) the Tertiary Adviser Agreement between Western Asset Management Company and Western Asset Management Company Limited, both with respect to the Preferred Fixed Income Fund and effective November 1, 2002.

On February 1, 2003, the majority shareholder of the Preferred Value Fund approved by written consent: (i) the Subadviser Agreement between Caterpillar Investment Management Ltd. and MFS Institutional Advisors, Inc., (ii) the Subadviser Agreement between Caterpillar Investment Management Ltd. and Pacific Financial Research, Inc., and (iii) the Management Contract between Caterpillar Investment Management Ltd. and The Preferred Group with respect to the Preferred Value Fund and effective February 1, 2003.

Subsequent Events (Unaudited)

Caterpillar Insurance Company Ltd. redeemed assets of approximately $35.4 million in July 2003.

-------------------------------------------------------------------------------------------------------
                      Shares             Date         Percent of Fund        Cash            In-Kind
Fund                 Redeemed          Redeemed        at Redemption      Redemption        Redemption
-------------------------------------------------------------------------------------------------------
Value              2,211,774.60      July 1, 2003         12.20%           $860,081         $34,506,195

-------------------------------------------------------------------------------------------------------

The in-kind redemptions resulted in a realized gain of $2,072,571. This gain may not be recognized for tax purposes which may result in permanent book/tax differences.

             The Preferred Group of Mutual Funds  Report of Independent Auditors

To the Trustees and Shareholders of
The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 15, 2003

                                                          www.PreferredGroup.com

76


The Preferred Group of Mutual Funds  Trustees & Officers  June 30, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                            Term of      Number of        Other
                            Position(s)   Service and     Funds in    Directorships
                               held        Length of    Fund Complex     Held by             Principal Occupations
Name, Address & Age         with Fund     Time Served     Overseen       Trustees          During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Gary M. Anna, 49              Trustee     Since 1992         10           None        Vice President for Business Affairs,
1501 W. Bradley Avenue                                                                Treasurer, Bradley University; Interim
Peoria, IL 61625                                                                      President, Bradley University, June 1999 to
                                                                                      June 2000

William F. Bahl, 53           Trustee     Since 1992         10        Cincinnati     Chairman, Bahl & Gaynor, Inc. (a registered
212 E. Third Street,                                                    Financial     investment adviser); Director, The Hennegan
Suite 200                                                              Corporation    Company, 2001 to present
Cincinnati, OH 45202

Dixie L. Mills, 55            Trustee     Since 1992         10        KANA, Inc.     Dean, College of Business, Illinois State
Illinois State University                                                             University, 1997 to present; Interim Dean,
Campus Box 5500                                                                       College of Business, Illinois State
Normal, IL 61790-5500                                                                 University, 1996 to 1997

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

Kevin E. Colgan, 51           Trustee     Since 2001         10           None        Treasurer, Caterpillar Inc. (manufacturer of
100 N.E. Adams Street                                                                 machinery and engines), 2001 to present;
Peoria, IL 61629-5330                                                                 Vice President, Caterpillar Financial Services
                                                                                      Inc. (provider of financial services related
                                                                                      to Caterpillar Inc.), 1997 to 2001; Managing
                                                                                      Director, Caterpillar Financial of Australia
                                                                                      Ltd., 1992 to 1997; Director, Caterpillar
                                                                                      Investment Management Ltd., 2001 to present

Kenneth J. Zika, 56           Trustee    1998 to 2001;       10           None        Corporate Controller, Caterpillar Inc.,
12202 Wake Robin Way                      Since 2003                                  2001-2002; Corporate Treasurer, Caterpillar
Dunlap, IL 61525                                                                      Inc., 1998-2001; Cost Management and
                                                                                      Business Services Manager, Caterpillar Inc.,
                                                                                      1997-1998; Director, Caterpillar Investment
                                                                                      Management Ltd., 1998 to 2001; Director,
                                                                                      Midstate College, 2001 to present

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

David L. Bomberger, 48       President    Since 1999         N/A           N/A        President and Director, Caterpillar
411 Hamilton Boulevard                                                                Investment Management Ltd.; President
Peoria, IL 61602-1104                                                                 and Director, Caterpillar Securities Inc.;
                                                                                      Vice President, Commercial Mortgages,
                                                                                      Commercial Federal Bank, January 1999 to
                                                                                      May 1999; Senior Vice President, Treasurer
                                                                                      and Chief Investment Officer, The Guarantee
                                                                                      Life Companies, Inc., 1977 to 1998

Fred L. Kaufman, 55            Vice          Vice            N/A           N/A        Treasurer and Director, Caterpillar Investment
411 Hamilton Boulevard       President     President                                  Management Ltd.; Treasurer and Director,
Peoria, IL 61602-1104       & Treasurer   since 1994;                                 Caterpillar Securities Inc.
                                           Treasurer
                                          since 1992

Sean X. McKessy, 36            Clerk      Since 2000         N/A           N/A        Securities Counsel, Caterpillar Inc.,
100 N.E. Adams Street                                                                 Secretary, Caterpillar Investment Management
Peoria, IL 61629-5330                                                                 Ltd. and Caterpillar Securities Inc., 2000 to
                                                                                      present; Clerk, Preferred Group of Mutual
                                                                                      Funds, 2000 to present; Staff Attorney, SEC,
                                                                                      1997 to 2000

------------------------------------------------------------------------------------------------------------------------------------

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The Board has adopted a retirement policy whereby a Trustee shall be deemed to have retired from his or her position as Trustee on the last day of any fiscal year of the Trust in which such Trustee turns 65 years old. This retirement policy may be revoked or waived by the Trustees at any time. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

The Preferred Group's Statement of Additional Information includes additional information about The Preferred Group's Trustees and is available, without charge, upon request by calling 1-800-662-4769.

Officers and Trustees

     Gary M. Anna.......................... Trustee
     William F. Bahl....................... Trustee
     Kevin E. Colgan....................... Trustee
     Dixie L. Mills........................ Trustee
     Kenneth J. Zika....................... Trustee
     David L. Bomberger.................. President
     Fred L. Kaufman................ Vice President
                                      and Treasurer
     Sean X. McKessy......................... Clerk

Investment Adviser

     Caterpillar Investment Management Ltd.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL 61602-1104

Distributor

     Caterpillar Securities Inc.
     411 Hamilton Boulevard, Suite 1200
     Peoria, IL 61602-1104

Custodian

     State Street Bank & Trust Co.
     P.O. Box 1713
     Boston, MA 02101

Transfer Agent and Investor Services

     Boston Financial Data Services, Inc.
     The BFDS Building
     Two Heritage Drive
     N. Quincy, MA 02171

Legal Counsel

     Ropes & Gray LLP
     One International Place
     Boston, MA 02110-2624

Independent Auditors

     PricewaterhouseCoopers LLP
     160 Federal Street
     Boston, MA 02110

                               [GRAPHIC OMITTED]

                            [LOGO] PREFERRED GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds   Annual Report   June 30, 2003

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                          Building Financial Bridges(R)

                                 (C)2003 Caterpillar Securities Inc. o 0021-1010

--------------------------------------------------------------------------------

                            [LOGO] PREFERRED GROUP(R)

                              THE PREFERRED GROUP
                                OF MUTUAL FUNDS

                                  P.O. Box 8320
                             Boston, MA 02266-8320

                             www.PreferredGroup.com

                   Distributed by Caterpillar Securities Inc.

Preferred Asset Allocation Fund | Preferred Fixed Income Fund | Preferred International Growth Fund | Preferred International Value Fund | Preferred Large Cap Growth Fund | Preferred Mid Cap Growth Fund | Preferred Money Market Fund | Preferred Short-Term Government Securities Fund | Preferred Small Cap Growth Fund | Preferred Value Fund

                                                               =================
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                               BERWYN, IL, 60402
                                                                PERMIT NO. 3602
                                                               =================

Item 9.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

By: /s/ David L. Bomberger

David L. Bomberger
President
August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant, and in the capacities and on the dates indicated.

By:  /s/ David L. Bomberger

David L. Bomberger

President (Principal Executive Officer)
August 29, 2003


By:  /s/ Fred L. Kaufman

Fred L. Kaufman

Vice President & Treasurer (Principal Financial Officer)
August 29, 2003